As filed with the Securities and Exchange Commission on July 20, 2007.

Securities Act Registration No. 333-142681

Investment Company Registration No. 811-02328



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
                        Pre-Effective Amendment No. 1              |X|
                      Post-Effective Amendment No. ___             |_|
                                     And/or
                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940            |X|
                              AMENDMENT NO. 14                     |X|


                       Boulder Growth & Income Fund, Inc.
               (Exact Name of Registrant as Specified In Charter)

                           2344 Spruce Street, Suite A
                             Boulder, Colorado 80302
                    (Address of Principal Executive Offices)

                                 (303) 444-5483
              (Registrant's Telephone Number, including Area Code)

                             Stephen C. Miller, Esq.
                            Joel L. Terwilliger, Esq.
                        Boulder Investment Advisers, LLC
                           2344 Spruce Street, Suite A
                             Boulder, Colorado 80302

                     (Name and Address of Agent for Service)

                                   Copies to:

                             Arthur L. Zwickel, Esq.
                     Paul, Hastings, Janofsky & Walker, LLP
                       515 South Flower Street, 25th Floor
                              Los Angeles, CA 90071


APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [x]

It is proposed that the filing will become effective when declared effective pursuant to Section 8(c). [x]

         CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


====================================================================================================================================
                                                                       Proposed                Proposed
Title of Securities                                                Maximum Offering        Maximum Aggregate         Amount of
Being Registered                         Amount Being Registered    Price per Unit          Offering Price        Registration Fee
------------------------------------------------------------------------------------------------------------------------------------


Shares of Common Stock,
par value $.01 per share ("Shares")         3,798,795 Shares           ______                $1,000,000(1)                    $107
------------------------------------------------------------------------------------------------------------------------------------





(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended, based on the net asset value per share of the Boulder Growth & Income Fund, Inc., as determined on July [13], 2007.


The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                       BOULDER GROWTH & INCOME FUND, INC.

                                    Form N-2

                              CROSS REFERENCE SHEET


Items In
Part A                                    Caption                                              Location in Prospectus
------------------------------------------------------------------------------------------------------------------------------------



Item 1.    Outside Front Cover.................................................. Front Cover Page

Item 2.    Inside Front and Outside Back Cover Page............................. Front Cover Page

Item 3.    Fee Table and Synopsis............................................... Prospectus Summary; Fee Table

Item 4.    Financial Highlights................................................. Financial Highlights

Item 5.    Plan of Distribution................................................. Not Applicable

Item 6.    Selling Stockholders................................................. Not Applicable

Item 7.    Use of Proceeds...................................................... Use of Proceeds; Investment Objective and Policies

Item 8.    General Description of the Registrant................................ Cover   Page;   Prospectus   Summary;   The   Fund;
                                                                                 Investment  Objective and  Policies;  Risk Factors;
                                                                                 Capitalization of the Fund and Other Matters

Item 9.    Management........................................................... Prospectus   Summary;   Management   of  the  Fund;
                                                                                 Portfolio Contents; Custodian and Transfer Agent

Item 10.   Capital Stock , Long-Term Debt, and Other Securities................. The Offering;  Capital Stock and Other  Securities;
                                                                                 Dividends   and   Distributions;    Dividends   and
                                                                                 Distributions; Federal Income Tax Matters

Item 11.   Defaults and Arrears on Senior Securities...........................  Not Applicable

Item 12.   Legal Proceedings.................................................... Not Applicable

Item 13.   Table of Contents of the Statement of Additional                      Table of Contents of the  Statement  of  Additional
           Information.......................................................... Information




Items In
Part B                                    Caption                                  Location in Statement of Additional Information
------------------------------------------------------------------------------------------------------------------------------------


Item 14.    Cover Page.........................................................  Front Cover Page

Item 15.    Table of Contents..................................................  Front Cover Page

Item 16.    General Information and History....................................  Not Applicable

Item 17.    Investment Objective and Policies..................................  Investment   Objective  and  Policies;   Investment
                                                                                 Policies  and  Restrictions;   Investment  Policies
                                                                                 and Techniques

Item 18.    Management.........................................................  Management of the Fund;

Item 19.    Control Persons and Principal Holders of Securities................  Management  of  the  Fund;  Security  Ownership  of
                                                                                 Certain  Beneficial  Owners;  Ownership of the Fund
                                                                                 by  Directors;  Director and Officer  Compensation;
                                                                                 Committees of the Board of Directors

Item 20.    Investment Advisory and Other Services.............................  Management  of the  Fund;  Investment  Adviser  and
                                                                                 Other  Service   Providers;   Compensation  to  the
                                                                                 Advisers   and    Administrators;    Duration   and
                                                                                 Termination of the Investment  Advisory  Agreement;
                                                                                 Potential Conflicts of Interest

Item 21.    Brokerage Allocation and Other Practices...........................  Proxy   Voting;    Code   of   Ethics;    Portfolio
                                                                                 Transactions,   Brokerage   Allocation   and  Other
                                                                                 Practices

Item 22.    Tax Status.........................................................  Federal Income Tax Matters

Item 23.    Financial Statements...............................................  Financial Statements


PART C  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

The information in this Prospectus is not complete and may be changed. A registration statement relating to the Securities has been filed with the Securities and Exchange Commission. We may not sell these securities until this registration statement is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer, solicitation or sale is not permitted.



                      SUBJECT TO COMPLETION, JULY ___, 2007


PROSPECTUS



                     11,396,385 RIGHTS FOR 3,798,795 SHARES
                       BOULDER GROWTH & INCOME FUND, INC.


                                  COMMON STOCK


The Boulder Growth & Income Fund, Inc. (the "Fund") is issuing non-transferable rights ("Rights") to its holders of record of shares ("Shares") of common stock ("Common Stock") (such holders, "Common Stockholders"). These Rights will allow Common Stockholders to subscribe for new Shares of Common Stock. For every three
(3) Rights a Common Stockholder receives, such Common Stockholder will be entitled to buy one (1) new Share. Each Common Stockholder will receive one Right for each outstanding Share it owns on August 1, 2007 (the "Record Date"). Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, the number of Rights to be issued to a Common Stockholder on the Record Date will be rounded up to the nearest whole number of Rights evenly divisible by three. Common Stockholders on the Record Date and purchasers of Rights may purchase Shares not acquired by other Common Stockholders in this Rights offering (the "Offering"), subject to limitations discussed in this Prospectus. See "The Offering - Over-Subscription Privilege" below.

The Rights are non-transferable, and may not be purchased or sold. Rights will expire without residual value at the Expiration Date (defined below). The Rights will not be listed for trading on the NYSE, and there will not be any market for trading Rights. The Shares to be issued pursuant to the Offering will be listed for trading on the NYSE, subject to the NYSE being officially notified of the issuance of those Shares.

On July 13, 2007, the last reported net asset value ("NAV") per Share was $9.11 and the last reported sales price per Share on the NYSE was $12.09, which represents a 32.71% premium to the Fund's NAV per Share. The subscription price per Share (the "Subscription Price") will be the NAV per Share as calculated at the close of trading on the date of expiration of the Offering (referred to herein as the "Expiration Date").


STOCKHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS SINCE THE OFFERING WILL EXPIRE (I.E., CLOSE) PRIOR TO THE AVAILABILITY OF THE FUND'S NAV AND OTHER RELEVANT MARKET INFORMATION ON THE EXPIRATION DATE. ONCE A STOCKHOLDER SUBSCRIBES FOR SHARES AND THE FUND RECEIVES PAYMENT OR GUARANTEE OF PAYMENT, SUCH STOCKHOLDER WILL NOT BE ABLE TO CHANGE ITS DECISION. THE OFFERING WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [_______________], 2007 (THE
"EXPIRATION DATE"), UNLESS THE OFFERING IS EXTENDED AS DISCUSSED IN THIS PROSPECTUS.


For more information, please call Morrow & Co., Inc. (the "Information Agent") toll free at 1-800-607-0088.


The Fund is a registered closed-end, non-diversified management investment company incorporated under the laws of the State of Maryland. The Fund's investment objective is total return. The Fund seeks to produce both long-term capital appreciation through investment in common stocks and high current income consistent with preservation of capital through investments in income producing securities. See "Investment Objective and Policies." There can be no assurance that the Fund's investment objective will be achieved. Boulder Investment Advisers, LLC ("BIA") and Stewart West Indies Trading Company, Ltd. doing business as Stewart Investment Advisers ("SIA") (collectively the "Advisers") act as the investment advisers to the Fund. The address of the Fund and BIA is 2344 Spruce Street, Suite A, Boulder, Colorado 80302. The address for SIA is Bellerive, Queen Street, St. Peter, Barbados.

AN INVESTMENT IN THE FUND IS NOT APPROPRIATE FOR ALL INVESTORS. NO ASSURANCES CAN BE GIVEN THAT THE FUND'S INVESTMENT OBJECTIVE WILL BE ACHIEVED. FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING SHARES OF THE FUND, SEE "RISK FACTORS" ON PAGE 25 OF THIS PROSPECTUS.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


============================== ============================= ============================ ============================
                                Estimated Subscription Price     Estimated Sales Load       Estimated Proceeds to the
                                                                                                    Fund (2)
============================== ============================= ============================ ============================
============================== ============================= ============================ ============================
Per Share                                 $9.11(1)                       None                         $9.11
Total                                      $9.11                         None                    $34,607,022(3)
============================== ============================= ============================ ============================


(1) Since the Subscription Price will not be determined until after printing and distribution of this Prospectus, the "Estimated Subscription Price" above is an estimate of the subscription price based on the Fund's per-share NAV at the end of business on July 13, 2007, the Friday immediately preceding the printing and distribution of this Prospectus. See "The Offering - Subscription Price" and "The Offering - Payment For Shares" below.

(2) Proceeds to the Fund before deduction of expenses incurred by the Fund in connection with the Offering. Offering expenses are estimated to be approximately $159,000. Funds received by check prior to the final due date of this Offering will be deposited in a segregated interest-bearing account pending allocation and distribution of Shares. Interest on subscription monies will be paid to the Fund regardless of whether Shares are issued by the Fund; interest will not be used as credit toward the purchase of Shares.


----------------------------------


Trusts and other entities affiliated with the Horejsi family hold ______% of the Common Stock, and certain other persons affiliated with the Fund and the Advisers (collectively referred to herein as the "Horejsi Affiliates" and more specifically described on Pages 32 and 41 of this Prospectus and in the Statement of Additional Information), may be deemed to control the Fund. The Horejsi Affiliates have indicated that they will fully subscribe in the Primary Subscription (defined below) on the same terms as other Common Stockholders. The Horejsi Affiliates may subscribe in the Over-Subscription Privilege (defined below). See "The Offering - Over-Subscription Privilege" below.

This Prospectus concisely sets forth certain information about the Fund that a prospective investor should know before investing. Investors are advised to read and retain it for future reference. A Statement of Additional Information, dated [[7/20/07]] (the "SAI"), containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on Page 56 of this Prospectus, may be obtained without charge by contacting Morrow & Co., Inc., the Fund's Information Agent, at 1-800-607-0088. The SAI will be sent within two business days of receipt of a request.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY................................................................................................3

IMPORTANT TERMS OF THE OFFERING..................................................................................14

IMPORTANT DATES FOR THE OFFERING.................................................................................14

KEY ELEMENTS OF THE OFFERING.....................................................................................15

FEE TABLE........................................................................................................17

FINANCIAL HIGHLIGHTS.............................................................................................17

THE FUND.........................................................................................................18

USE OF PROCEEDS..................................................................................................18

INVESTMENT OBJECTIVE AND POLICIES................................................................................18

INVESTMENT PHILOSOPHY............................................................................................21

PORTFOLIO CONTENTS...............................................................................................22

RISK FACTORS.....................................................................................................25

THE OFFERING.....................................................................................................32

INFORMATION ABOUT THE FUND.......................................................................................40

MANAGEMENT OF THE FUND...........................................................................................40

OWNERSHIP OF THE FUND BY INDEPENDENT DIRECTORS...................................................................42

FEDERAL INCOME TAX MATTERS.......................................................................................46

DETERMINATION OF NET ASSET VALUE.................................................................................48

CAPITALIZATION OF THE FUND AND OTHER MATTERS.....................................................................49

DIVIDENDS AND DISTRIBUTIONS......................................................................................53

CUSTODIAN AND TRANSFER AGENT.....................................................................................55

LEGAL MATTERS....................................................................................................55

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................................................................55

ADDITIONAL INFORMATION...........................................................................................55

PRIVACY PRINCIPLES OF THE FUND...................................................................................55

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.....................................................56




                               PROSPECTUS SUMMARY

This summary highlights some information that is described more fully elsewhere in this Prospectus. It may not contain all of the information that is important to a stockholder or prospective stockholder. To understand the Offering fully, each stockholder or prospective stockholder should read the entire document carefully, including the risk factors as set forth below.

The Fund


     Boulder Growth & Income Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company organized in October 1972 and began investment activities in January 1974. Shares of common stock, par value $0.01 per share ("Common Stock"), of the Fund ("Shares") are traded on the New York Stock Exchange (the "NYSE") under the symbol "BIF." As of July 13, 2007, the Fund had 11,396,385 Shares and 1,000 shares of auction market preferred stock outstanding. The average weekly trading volume of the Shares on the NYSE during the period from [June 1, 2007] through [June 29, 2007] was [_________] Shares. As of July 13, 2007, the total net assets of the Fund were approximately $128.82 million, including $25 million in auction market preferred stock leverage. The Fund's investment advisers are Boulder Investment Advisers, LLC ("BIA") and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers ("SIA") (collectively, the "Advisers"). The address of the Fund and BIA is 2344 Spruce Street, Suite A, Boulder, Colorado 80302. The address of SIA is Bellerive, Queen Street, St. Peter, Barbados.


The Offering


     The Fund is issuing to its holders of record of Common Stock ("Common Stockholders") as of the close of business on August 1, 2007 (the "Record Date") non-transferable rights ( "Rights") to subscribe for an aggregate of approximately 3,799,000 Shares of Common Stock (the "Offer"). Common Stockholders will receive one Right for each outstanding Share held as of the Record Date. The number of Rights to be issued to a Common Stockholder on the Record Date will be rounded up to the nearest whole number evenly divisible by three. For every three Rights that a Common Stockholder receives, such Common Stockholder may subscribe for one new Share of the Fund at a subscription price equal to the NAV per Share as calculated at the close of trading on the date of expiration of the Offering (referred to herein as the "Expiration Date"). No fractional Shares will be issued. A Common Stockholder's right to acquire Shares during the period in which Rights may be exercised (the "Subscription Period") is referred to as the "Primary Subscription." See "The Offering."


Purpose of the Offering

     The Board of Directors of the Fund (the "Board") has determined that it would be in the best interests of the Fund and its existing stockholders to increase the assets of the Fund. The primary reasons include:

     - The Primary Subscription will provide existing Common Stockholders an opportunity to purchase additional Shares at a price that is potentially below market value without incurring any commission or transaction charges.

     - Raising more cash will better position the Fund to take advantage of investment opportunities that may arise.


     - Increasing the Fund's assets will provide the Fund flexibility in maintaining the Distribution Policy (defined below). The Distribution Policy permits holders of Common Stock to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their Common Stock without having to sell Shares. See "The Offering - Purpose of the Offering" below.


     - Increasing Fund assets may lower the Fund's expenses as a proportion of net assets because the Fund's fixed costs would be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund's expense ratio will be lowered.


     - Since the Offering will increase the Fund's outstanding Shares and the liquidity of the Shares, it may increase the number of beneficial owners of the Shares over the long term, which could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Shares on the NYSE.


     - Increasing the Fund's total assets will reduce the Fund's leverage as a percentage of assets from ____% to approximately ____% (assuming the Offering is fully subscribed). The Fund is currently leveraged with $25 million of Auction Market Preferred Shares (the "AMPS") and the Fund intends to maintain this amount of leverage. Because leveraging increases risk, the additional assets from the Offering will mitigate risks commonly associated with leverage.

     - The increase in assets will result in the Fund exceeding the AMPS' asset-coverage ratio requirements under its Articles Supplementary by a wider margin, thus giving the Fund greater flexibility to buy and hold investments without violating those requirements.

Investment Objective and Principal Investment Strategies

     The Fund's investment objective is total return. The Fund seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities. The Fund invests primarily in common stocks, including dividend paying common stocks such as those issued by utilities, real estate investment trusts ("REITs") and regulated investment companies under the Code (as defined below) ("RICs"). The Fund also invests in fixed income securities such as U.S. government securities, preferred stocks and bonds. The Fund invests primarily in securities of U.S.-based companies and to a lesser extent in foreign equity securities and sovereign debt, in each case denominated in foreign currency. The Fund has no restrictions on its ability to invest in foreign securities. The Fund is concentrated in real estate related companies, which means it must invest more than 25% of its total assets in REITs or the equity or debt securities of companies in or primarily servicing the real estate industry or deriving a substantial portion of their revenue from, or having a substantial portion of their assets invested in, real estate ("Real Estate Related Companies"). No assurance can be given that the Fund will achieve its investment objective. See "Investment Objective and Policies."

     The Fund is a "non-diversified" investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that it is permitted to invest its assets in a more limited number of issuers than "diversified" investment companies. A diversified company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. However, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"),
     (A) not more than 25% of the Fund's total assets may be invested in securities of any one issuer (other than U.S. government securities and RICs) or of any two or more issuers controlled by the Fund which may be deemed to be engaged in the same, similar or related trades or businesses; and (B) with respect to 50% of the total value of the Fund's portfolio, (i) the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer (other than U.S. government securities and RICs), and (ii) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and RICs). The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund may be subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's NAV, reflecting fluctuation in the value of large Fund holdings.

     The Fund has adopted a concentration policy pursuant to which it must, under normal market conditions, invest more than 25% of its total assets in Real Estate Related Companies. The Fund must obtain stockholder approval prior to changing this policy. Real Estate Related Companies include, but are not limited to: REITs and other closed-end registered investment companies that invest primarily in REITs; home builders; real estate developers; property management companies; real estate brokerage companies; commercial and industrial construction companies; financial companies who make or service real estate mortgages and/or construction loans; title, homeowners and builders risk insurance companies; manufacturers, distributors and retailers of construction materials and/or building supplies; lumber, paper, forest products, and other companies with significant real estate holdings; holding companies of any of these companies; and any other companies that the Fund's advisers reasonably determine are "real estate related companies." Although the Fund may invest in Real Estate Related Companies of any size, it currently intends to invest in such companies with market capitalizations of greater than $500 million. Although the Fund generally invests in U.S.-based Real Estate Related Companies, such companies may invest directly or indirectly in non-U.S. properties, and the Fund may make direct investments in foreign Real Estate Related Companies.

     Under the 1940 Act, the Fund is subject to certain conditions and restrictions with regard to its investments in RICs (see "Portfolio Contents - Registered Investment Companies"). Under Subchapter M, no single investment can exceed 25% of the Fund's total assets at the time of purchase. These percentage limitations are calculated at the time of investment, and the Fund is not required to dispose of assets if holdings increase above these levels due to appreciation. As of July 13, 2007, _____% of the Fund's total assets were invested in RICs, and 32.90% of the Fund's total assets were invested in Berkshire Hathaway, Inc. (NYSE: BRK). The Fund has no restrictions on its ability to invest in foreign securities. As of July 13, 2007, _____% of the Fund's total assets were invested in foreign securities.


     Under normal market conditions, the Fund intends to invest at least 80% of its total assets in common stocks, primarily domestic common stocks and secondarily in foreign common stocks denominated in foreign currencies. The Fund's investments in common stocks may include, but is not limited to, RICs whose objective is income, REITs, and other dividend-paying common stocks. The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities, cash equivalents and other income-producing securities. The term "fixed income securities" includes but is not limited to corporate bonds, U.S. government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

     Under normal market conditions, the Fund will not have more than 20% of its assets in cash or cash equivalents. The Fund may, for temporary defensive purposes, allocate a higher portion of its assets to cash and cash equivalents. For this purpose, cash equivalents consist of, but are not limited to, short-term (less than twelve months to maturity) U.S. government securities, certificates of deposit and other bank obligations, investment grade corporate bonds, other debt instruments and repurchase agreements.

     Except for the Fund's investment objective, industry concentration and fundamental investment restrictions as described in this Prospectus and in the SAI, the percentage limitations and investment policies set forth in this Prospectus can be changed by the Board without stockholder approval.


     In May 2006, the Fund adopted a managed distribution policy (the "Distribution Policy") pursuant to which Common Stockholders would receive a consistent, but not assured, periodic cash payment. Presently, under the Distribution Policy, the Fund makes regular distributions at the rate of $0.115 per Share per month, or $1.38 per Share annually. The annualized distribution rate under the Distribution Policy is reviewed periodically by the Board and generally will not exceed the long term performance of the Fund based on a rolling 5-year performance history, subject to the Board's discretion to suspend, modify or terminate the Distribution Policy at any time. See "Dividends and Distributions - Managed Distribution Policy."

     The Advisers do not expect to make significant changes to the makeup of the Fund's portfolio or seek to invest in "high yielding" securities as a result of the Distribution Policy. The Fund may carry a slightly higher cash balance from time to time in order to fulfill the distribution payments. If the Fund carries higher cash balances during rising equity markets, the Fund's performance may be negatively affected relative to other equity funds. Conversely, carrying higher cash balances during declining equity markets may positively affect the Fund's performance. To avoid Code and 1940 Act requirements to make distributions in excess of the Distribution Policy, the Advisers expect to manage the portfolio slightly differently than in the absence of the Distribution Policy, but in a manner consistent with the Fund's investment objective and policies. For example, the Advisers may realize a loss in a security by selling it in order to offset realized capital gains, whereas, absent the Distribution Policy, the Advisers may not have realized the loss. The Advisers also may increase the Fund's position in a security with an unrealized loss, and subsequently sell the tax lot with the higher tax cost basis 31 days or more after the purchase to avoid a wash sale, leaving the Fund with approximately the same position in the security but with a lower tax cost basis. The Advisers may also purchase stock of an issuer paying an unusually large dividend and, after the stock begins trading ex-dividend, sell the stock at a loss, thereby allowing the Fund to offset gains realized on other securities sold during the year. The Advisers enter into such transactions only when they believe that there is a high probability of realizing an economic profit for the Fund. The investment strategies described above were utilized by the Advisers prior to the implementation of the Distribution Policy to realize losses for the Fund in an effort to be tax efficient, and may result in slightly higher portfolio turnover and transaction costs. The Advisers will not hold positions with unrealized capital gains that they believe should be sold based on their fundamental analysis of the underlying issuer. The Advisers believe it would be better to discontinue the Distribution Policy than to see unrealized gains turn into unrealized losses.

     As of June 30, 2007, the Fund had net realized gains in excess of its capital loss carry-forwards for the fiscal year ending November 30, 2007. Unless the Fund (i) realizes capital losses prior to November 30, 2007 in an amount sufficient to offset all realized gains for the Fund's fiscal year or (ii) obtains exemptive relief from the Securities and Exchange Commission (the "SEC") from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act prior to November 30, 2007 so it can characterize a portion of its previous distributions as realized capital gains, the Fund would be required to distribute the entire amount of its net realized capital gains for the fiscal year to its stockholders in December 2007. The per share amount of any such net realized capital gains distribution may be greater than per share amount at which monthly distributions previously have been made pursuant to the Distribution Policy, and therefore could shrink the Fund's assets more quickly than would otherwise be the case. The Advisers may utilize the investment strategies described in the preceding paragraph to realize capital losses in an amount sufficient to offset the Fund's realized capital gains for the fiscal year.

     Limitations on investments expressed in percentages are measured and are applicable only at the time of investment. They are not measured or applied on an ongoing basis. There is no requirement for the Fund to sell or change its portfolio investments resulting from changes in valuations to such investments.


Use of Leverage by the Fund


     The Fund expects to utilize financial leverage on an ongoing basis for investment purposes specifically through the issuance of the AMPS. In October 2005, the Fund issued 1,000 shares of AMPS at a purchase price of $25,000 per share plus accrued dividends. As of July 13, 2007, the Fund's total leverage from the issuance of AMPS was approximately ____% of the Fund's total assets. This amount may change, but the Fund will not incur additional leverage in the form of preferred shares if as a result its total leverage would exceed 50% of the Fund's total assets. Although the Fund may in the future offer other preferred shares, increase the number of AMPS, or incur other indebtedness, which would further leverage the Fund, the Fund does not currently intend to offer preferred shares or to incur indebtedness, other than short-term credits in connection with the settlement of portfolio transactions.

     The Fund generally will not utilize leverage if the Advisers anticipate that leverage would result in a lower return to Common Stockholders over time. Use of financial leverage creates an opportunity for increased returns for the Common Stockholders but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of NAV and market price of the Shares and of dividends), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because the fees paid to the Advisers and FAS (defined below) will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage (including the AMPS) is utilized, giving the Advisers an incentive to utilize leverage.


Dividends and Distributions


     In May 2006, the Fund adopted the Distribution Policy pursuant to which Common Stockholders would receive a consistent, but not assured, periodic cash payment. Presently, under the Distribution Policy, the Fund makes regular distributions at the rate of $0.115 per Share per month, or $1.38 per Share annually. The annualized distribution rate under the Distribution Policy is reviewed periodically by the Board and generally will not exceed the long term performance of the Fund based on a rolling 5-year performance history, subject to the Board's discretion to suspend, modify or terminate the Distribution Policy at any time. As of June 30, 2007, the Fund had net realized gains in excess of its capital loss carry-forwards for the fiscal year ending November 30, 2007. Unless the Fund (i) realizes capital losses prior to November 30, 2007 in an amount sufficient to offset all realized gains for the Fund's fiscal year or (ii) obtains exemptive relief from the SEC from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act prior to November 30, 2007 so it can characterize a portion of its previous distributions as realized capital gains, the Fund would be required to distribute the entire amount of its net realized capital gains for the fiscal year to its stockholders in December 2007. The per share amount of any such net realized capital gains distribution may be greater than per share amount at which monthly distributions previously have been made pursuant to the Distribution Policy, and therefore could shrink the Fund's assets more quickly than would otherwise be the case.

     Rights holders who exercise their Rights will receive newly issued Shares within fifteen (15) days of the record date of the most recent monthly payment under the Distribution Policy, which record date may occur during the Subscription Period. Common Stockholders who receive newly issued Common Stock in the Offering will not receive a distribution under the Distribution Policy with respect to such newly issued Shares for the record date immediately prior to issuance of the newly issued Shares. Common Stockholders will be entitled to receive monthly distributions for record dates subsequent to their receipt of newly issued Common Stock in accordance with the Distribution Policy. The Offering will not impact the distributions to be paid to current Common Stockholders regardless of whether they exercise their Rights or allow their Rights to lapse, subject to suspension, termination, or modification of the Distribution Policy by the Board at any time.

     See "Dividends and Distributions - Managed Distribution Policy" and "Risk Factors."


Dividend Reinvestment Policy

     Common Stockholders receive all dividends and capital gains distributions in cash. However, the Fund has established a dividend reinvestment plan under which all Common Stockholders whose Shares are registered in their own name may elect to have all such dividends and distributions automatically reinvested in additional Shares. Common Stockholders who elect to hold their Shares in the name of a broker or nominee should contact such broker or nominee to determine whether they may participate in the Plan. See "Dividends and Distributions - Dividend Reinvestment Plan."

Risk Factors

     General Risks of Investing in the Fund. The Fund is not a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

     - Non-Diversified Status Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to diversify its investments to the extent necessary to qualify, and maintain its status, as a regulated investment company under U.S. federal income tax laws. See "Risk Factors" and "Federal Income Tax Matters."


     - Investments in Common Stocks. The Fund intends to invest, under normal market conditions, at least 80% of its total assets in publicly traded common stocks. Common stocks generally have greater risk exposure and reward potential over time than bonds. The volatility of common stock prices has historically been greater than bonds, and as the Fund invests primarily in common stocks, the Fund's NAV may also be volatile. Further, because the time horizon for the Fund's investments in common stock is longer, the time necessary for the Fund to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

     - Concentration Risk. The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund may be subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's NAV, reflecting fluctuation in the value of large Fund holdings.

     - Investment in Berkshire Hathaway. The Fund presently has invested a significant percentage of its portfolio in Berkshire Hathaway, Inc. (NYSE: BRK) ("Berkshire"). As of July 13, 2007, the Fund held 750 Berkshire Class A shares, representing 32.90% of the Fund's total assets. The Advisers do not currently intend to liquidate any portion of the Fund's position in Berkshire. Although not an insurance company itself, Berkshire owns Geico Insurance, General Re Insurance and other insurance companies, and therefore derives a significant portion of its income, and its value, from insurance companies. The insurance business can be significantly affected by interest rates as well as price competition within the industry. In addition, an insurance company may experience significant changes in its year to year operating performance based both on claims paid and on performance of invested assets. Insurance companies can also be affected by government regulations and tax laws, which may change from time to time. A significant decline in the market price of Berkshire or any other company in which the Fund has made a significant common stock investment (i) would result in a significant decline in the Fund's NAV; (ii) may result in a proportionate decline in the market price of the Shares; and (iii) may result in greater risk and market fluctuation than a fund that has a more diversified portfolio.

     - Investments in Real Estate Related Companies. The Fund has adopted a concentration policy pursuant to which it must, under normal market conditions, invest more than 25% of its total assets in Real Estate Related Companies. The Fund must obtain stockholder approval prior to changing this policy, thus limiting its flexibility to liquidate such companies in the future should market conditions warrant. Since the Fund will concentrate its assets in the real estate industry, the Fund's performance will be generally linked to performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT and other Real Estate Related Company prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage, which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates, as well as risks normally associated with debt financing. In addition, there are risks associated with particular sectors of real estate investments (e.g., retail, office, hotel, healthcare and multifamily properties), although the Fund does not intend to focus on any particular sector of real estate investments.


     - Leveraging Risk. The Fund is currently leveraged with the AMPS. Use of leverage may have a number of adverse effects on the Fund and its stockholders including: (i) leverage may magnify market fluctuations in the Fund's underlying holdings thus causing a disproportionate change in the Fund's NAV; (ii) the Fund's cost of leverage may exceed the return on the underlying securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to stockholders and generally making the Fund's total return to such stockholders more volatile; (iii) the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock it has issued when it may be disadvantageous to do so; (iv) leveraging through the issuance of preferred stock requires that the holders of the preferred stock have class voting rights on various matters that could make it more difficult for Common Stockholders to change the investment objective or fundamental policies of the Fund, to convert it to an open-end fund or make certain other changes; and (v) the Fund may be forced to redeem some or all of the AMPS at inopportune times due to a decline in market value of Fund investments. Because the fees paid to the Advisers and FAS (defined below) will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage (including the AMPS) is utilized, giving the Advisers an incentive to utilize leverage.

     - Managed Distribution Policy. In May 2006 stockholders voted in favor of, and the Fund adopted, the Distribution Policy. A managed distribution policy allows a fund to provide a regular, periodic (but not assured) distribution to its common stockholders which is not dependent on the amount of income earned or capital gains realized by the fund. An equity fund, such as the Fund, is designed for investors to participate in a professionally managed portfolio of equity investments. Over the long-term, equity investments have historically provided higher total returns than fixed income investments such as bonds. However, unlike most fixed income funds, which pay stockholders a regular dividend based on the fund's investment income, equity funds generally pay only one dividend per year consisting of a relatively small amount of net investment income and any net realized capital gains. A managed distribution permits a fund to distribute a predetermined monthly amount, regardless of when or whether income is earned or capital gains are realized. A managed distribution policy recognizes that many investors are willing to accept the potentially higher asset volatility of equity investments, but would prefer that a consistent level of cash distributions are available to them each month for reinvestment or other purposes of their choosing.

          The Distribution Policy initially provided for monthly distributions at the rate of $0.10 per Share per month, or $1.20 per Share annually, which represented a 14.9% annual distribution rate relative to the Fund's NAV at the time. In February 2007, because the NAV of the Fund had increased substantially since the Distribution Policy was adopted, and the Board wished to maintain a similar annual distribution rate to that originally adopted, the Fund increased the distribution rate to $0.115 per Share per month, or $1.38 per Share annually, representing a 14.6% annual distribution rate relative to the Fund's NAV at the time. The annual distribution rate under the Distribution Policy is reviewed periodically by the Board and generally will not exceed the annual long term performance of the Fund based on a rolling 5-year performance history, subject to the Board's discretion to suspend, modify or terminate the Distribution Policy at any time. In conducting its review of the annual distribution rate and the Fund's performance history, the Board will take into account, among other factors, that during 2002, the first year the Advisers served as investment advisers to the Fund, the Fund's portfolio consisted primarily of bonds that were below investment grade, and that the Fund recognized significant losses as these investments were liquidated and the proceeds invested in common stocks consistent with the Fund's new objective of total return.

          Exemptive relief from the SEC is not required in the near term in order to continue the Distribution Policy. The Fund has applied to the SEC for exemptive relief from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act to enable the Fund to continue the Distribution Policy over the long term. Section 19(b) of the 1940 Act limits an investment company's ability to make multiple distributions of net realized long-term capital gains each year, subject to certain exceptions contained in Rule 19b-1. Historically, investment companies that wished to implement a managed distribution policy requiring multiple capital gain distributions per year routinely received exemptive relief from Section 19(b). However, as of the date of this Prospectus, the SEC has not responded either favorably or unfavorably to the Fund's request for exemptive relief originally filed in 2004 and amended in January 2007. It is generally believed that the SEC has imposed a moratorium on granting this type of request for exemptive relief over concerns that inadequate disclosures by investment companies regarding the tax characteristics of distributions have resulted in fund investors not understanding that distributions may include a return of capital and do not necessarily represent a dividend yield.

          For the fiscal year ended November 30, 2006, the Distribution Policy did not violate Section 19(b) because the Fund had capital loss carry-forwards that were used to offset the Fund's realized net capital gains. Accordingly, distributions made pursuant to the Distribution Policy did not consist of net long-term capital gains. As of December 1, 2006, the Fund had tax loss carry-forwards of approximately $4.3 million expiring beginning in 2010. However, as of June 30, 2007, the Fund had net realized gains in excess of its capital loss carry-forwards for the fiscal year ending November 30, 2007. Unless the Fund (i) realizes capital losses prior to November 30, 2007 in an amount sufficient to offset all realized gains for the Fund's fiscal year or (ii) obtains exemptive relief from the SEC from
          Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act prior to November 30, 2007 so it can characterize a portion of its previous distributions as realized capital gains, the Fund would be required to distribute the entire amount of its net realized capital gains for the fiscal year to its stockholders in December 2007. The per share amount of any such net realized capital gains distribution may be greater than per share amount at which monthly distributions previously have been made pursuant to the Distribution Policy, and therefore could shrink the Fund's assets more quickly than would otherwise be the case.

          If and when the Fund exhausts its capital loss carry-forwards, exemptive relief from Section 19(b) and Rule 19b-1 would be required in order to continue making managed distributions unless the Board elects to characterize the Fund's final distribution for each calendar year as including all net capital gain realized during the year (and increasing the amount of the final distribution if necessary). Alternatively, the Board could elect to suspend or terminate the Distribution Policy.

          There are certain risks and negative impacts associated with the Distribution Policy:

          - The Distribution Policy will likely have a negative tax impact on Common Stockholders. If the Fund has net realized long-term capital gains during its fiscal year, and the Fund has paid out distributions during the year, the Code will deem such gains to have been paid out, even in circumstances where the distributions have not resulted in the violation of Section 19(b) of the 1940 Act. These gains will be treated as ordinary income, and will be taxed at ordinary income tax rates instead of the more favorable long-term capital gain rate. Moreover, notwithstanding Common Stockholders being treated as if they have received ordinary income, the Fund would still lose its capital loss carry-forwards in the amount of the gains realized. Accordingly, the payment of managed distributions when the Fund is utilizing capital loss carry-forwards to offset realized capital gains will result in tax inefficiencies for the Common Stockholders.

          - The Distribution Policy may impact the way in which the Fund is managed. The Advisers do not expect to make significant changes to the makeup of the Fund's portfolio or seek to invest in "high yielding" securities as a result of the Distribution Policy. The Fund may carry a slightly higher cash balance from time to time in order to fulfill the distribution payments. If the Fund carries higher cash balances during rising equity markets, the Fund's performance may be negatively affected relative to other equity funds. Conversely, carrying higher cash balances during declining equity markets may positively affect the Fund's performance. To avoid Code and 1940 Act requirements to make distributions in excess of the Distribution Policy, the Advisers expect to manage the portfolio slightly differently than in the absence of the Distribution Policy, but in a manner consistent with the Fund's investment objective and policies. For example, the Advisers may realize a loss in a security by selling it in order to offset realized capital gains, whereas, absent the Distribution Policy, the Advisers may not have realized the loss. The Advisers also may increase the Fund's position in a security with an unrealized loss, and subsequently sell the tax lot with the higher tax cost basis 31 days or more after the purchase to avoid a wash sale, leaving the Fund with approximately the same position in the security but with a lower tax cost basis. The Advisers may also purchase stock of an issuer paying an unusually large dividend and, after the stock begins trading ex-dividend, sell the stock at a loss, thereby allowing the Fund to offset gains realized on other securities sold during the year. The Advisers enter into such transactions only when they believe that there is a high probability of realizing an economic profit for the Fund. The investment strategies described above were utilized by the Advisers prior to the implementation of the Distribution Policy to realize losses for the Fund in an effort to be tax efficient, and may result in slightly higher portfolio turnover and transaction costs. The Advisers will not hold positions with unrealized capital gains that they believe should be sold based on their fundamental analysis of the underlying issuer. The Advisers believe it would be better to discontinue the Distribution Policy than to see unrealized gains turn into unrealized losses. As of June 30, 2007 the Fund had net realized gains in excess of its capital loss carry-forwards for the fiscal year ending November 30, 2007. Unless the Fund (i) realizes capital losses prior to November 30, 2007 in an amount sufficient to offset all realized gains for the Fund's fiscal year or (ii) obtains exemptive relief from the SEC from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act prior to November 30, 2007 so it can characterize a portion of its previous distributions as realized capital gains, the Fund would be required to distribute the entire amount of its net realized capital gains for the fiscal year to its stockholders in December 2007. The per share amount of any such net realized capital gains distribution may be greater than per share amount at which monthly distributions previously have been made pursuant to the Distribution Policy, and therefore could shrink the Fund's assets more quickly than would otherwise be the case. The Advisers may utilize the investment strategies described above to realize capital losses in an amount sufficient to offset the Fund's realized capital gains for the fiscal year.

          - The Distribution Policy is subject to modification, suspension or termination at any time by the Board. Because the Distribution Policy was implemented without an exemption under Section 19(b) of the 1940 Act and Rule 19b-1, the Fund must have the flexibility to modify, suspend or terminate the Distribution Policy immediately if the Board deems such action to be in the best interests of the Fund and its stockholders. The Distribution Policy could have a limited duration because, unless the Fund receives exemptive relief from Section 19(b), it will eventually exhaust its capital loss carry-forwards and thus will have to make an annual distribution of all net capital gains realized by the Fund during the fiscal year or suspend or terminate the policy so as to avoid violating Section 19(b).

               It is difficult to predict when and whether the capital loss carry-forward will expire. A number of variables go into the rate at which the capital loss carry-forward may be depleted, any one of which could dramatically impact expiration. These variables include the balance of the capital loss carry-forwards (which as of December 1, 2006 was approximately $4.3 million); the balance of cash carried by the Fund; how the Fund might recognize gains or losses; and special dividend opportunities. For example, the Fund may have a position in a stock with an unrealized capital gain which the Advisers may have no intention of selling, but through a tender or merger, may be forced unexpectedly to realize the capital gain. Realizing any such capital gains may accelerate the exhaustion of the Fund's capital loss carry-forwards.

               Even if the Fund obtains exemptive relief from Section 19(b), the Board may elect to temporarily suspend the Distribution Policy for a period of at least one year so that the Fund can offset capital loss carry-forwards against realized capital gains before the Fund's capital loss carry-forwards expire (beginning in
               2010). This determination would be made at a time closer to when the carry-forwards are to expire and would be based on circumstances existing at that time. Currently, as discussed above, any net realized long-term capital gains will be offset against the Fund's capital loss carry-forwards but will be taxed at ordinary income tax rates, resulting in tax inefficiencies for Common Stockholders. There would be no such negative tax consequences if the Fund did not pay managed distributions. Accordingly, if the Fund wishes to maximize its tax efficiency (i.e., have long-term gains treated and taxed as long-term gains rather than ordinary income) and take full advantage of its capital loss carry-forwards, it may elect to temporarily suspend the Distribution Policy for a period of at least one year, during which time it would offset its capital loss carry-forwards against realized gains.

               As discussed above, the annual distribution rate under the Distribution Policy is reviewed periodically by the Board and generally will not exceed the average annual long term performance of the Fund based on a rolling 5-year performance history. If the Fund's long term performance declines, the Board will make a corresponding reduction in the annual distribution rate under the Distribution Policy. In addition, the SEC may impose conditions on any grant of exemptive relief from Section 19(b) that require the Board to consider adjusting the annual distribution rate on a more frequent basis under certain circumstances.

          - A modification, suspension or termination of the Distribution Policy could result in a concurrent reduction or cessation of the $0.115 per Share monthly distribution presently paid to Common Stockholders. If the Distribution Policy was suspended or terminated, the Fund would revert back to its prior practice of distributing only net investment income and net realized capital gains at the end of its fiscal year. A modification, suspension or termination of the Distribution Policy could have the effect of abruptly creating a trading discount (if the Fund is trading at or above NAV) or widening an existing trading discount.

          - If the Fund's annual total return is less than the annual distribution, the Distribution Policy could have the effect of shrinking the assets of the Fund and thus increasing the Fund's expense ratio (i.e., the Fund's fixed expenses will be spread over a smaller pool of assets). The Board has determined that the annual distribution rate should not exceed the Fund's average annual long term performance of the Fund based on a rolling 5-year performance history. However, there may be interim periods where the annual distribution rate exceeds the short-term return on the Fund's NAV, which could shrink the assets of the Fund. In addition, if due to the exhaustion or expiration of the Fund's net capital loss carry-forwards the Board elects to characterize the Fund's final distribution for each calendar year as including all net capital gain realized during the year, such distribution could shrink the Fund's assets more quickly than would otherwise be the case if the per share amount of any such net realized capital gains distribution is greater than per share amount at which monthly distributions previously have been made pursuant to the Distribution Policy.

          - A distribution which contains a return of capital, which the Fund expects generally to be the case, will result in added record keeping for Common Stockholders. Return of capital is not taxable to Common Stockholders in the year it is paid. However, Common Stockholders will need to reduce the cost basis of their stock by the amount of the return of capital so that, when they sell the stock, they will have properly accounted for the return of capital. Such an adjustment will cause Common Stockholders' gain to be more, or their loss to be less, as the case may be. For example, if a Common Stockholder purchased stock in the Fund for $7.00 per Share and then receives dividends from the Fund which have $1.00 per Share return of capital, and then the stockholder subsequently sells his Shares for $7.50 per Share, his gain will be $1.50 per Share, since he would have adjusted his cost basis downward by $1.00 per Share (to $6.00 per Share). Common Stockholders who hold their stock in non-taxable accounts such as IRA's will not need to make any such adjustments. Common Stockholders should contact their own tax advisor if they have questions regarding the tax treatment of the distributions under the Distribution Policy.

     - Discount From NAV. The common stock of closed-end funds frequently trades at a market price that is less than the value of the net assets attributable to those shares (a "discount"). The possibility that the Shares will trade at a discount from NAV is a risk separate and distinct from the risk that the Fund's NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

     - Premium Over NAV. The Shares may trade at a market price that is greater than the value of the net assets attributable to those Shares (a "premium"). The possibility that the Shares will trade at a premium over NAV is a risk separate and distinct from the risk that the Fund's NAV will decrease. For those Common Stockholders who acquire Shares at a premium, such premium may be unsustainable. If the price of the Shares falls, the Common Stockholders will experience a loss on their investments.

     - Size of the Fund. As of July 13, 2007, the Fund had total net assets of approximately $128.82 million, including $25 million in AMPS leverage. As a fund with a relatively small asset base, the Fund may be subject to certain operational inefficiencies including: higher expense ratio, less coverage by analysts and the marketplace in general which can contribute to a less active trading market for the Shares and consequently a wider discount, more limited ability to attract new investors and/or take advantage of investment opportunities and less ability to take advantage of lower transaction costs available to larger investors.

     - Repurchase of the Shares. The Fund is authorized to repurchase Shares on the open market when the Shares are trading at a discount from NAV per Share as determined by the Board from time to time. Any acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. Furthermore, the acquisition of Shares by the Fund may require the Fund to redeem the AMPS in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund the repurchase of Shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund.


     - Dependence on Key Personnel. The Advisers are dependent upon the expertise of Stewart Horejsi in providing advisory services with respect to the Fund's investments. If the Advisers were to lose the services of Mr. Horejsi, their ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Horejsi in the event of his death, resignation, retirement or inability to act on behalf of the Advisers.

     - Issuer Risk. The value of the Fund's portfolio may decline for a number of reasons which directly relate to the issuers of the securities in the portfolio, such as management performance, financial leverage and reduced demand for an issuer's goods and services.

     - Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's portfolio can decline.

     - Repurchase Agreements. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.

     - Foreign Securities Risk. The Fund is permitted to invest in foreign securities without limitation. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

          - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

          - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Advisers may not be able to sell the Fund's portfolio securities at times, in amounts and at prices they consider reasonable.

          - Currency exchange rates or controls may adversely affect the value of the Fund's investments.

          - The economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions.

          - Withholdings and other non-U.S. taxes may decrease the Fund's return.

     - Currency Risk. The Fund currently holds investments in foreign securities and thus a portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. The Fund does not currently hedge against the potential decline in value of foreign currencies against the U.S. dollar and does not foresee hedging currency risk in the future, though it is not precluded from doing so.

     - Sovereign Debt Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions ("sovereign debt") involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.


     - Liquidity Risk. Although the Fund invests primarily in securities traded on national exchanges, it may invest in less liquid assets from time to time that are not readily marketable and may be subject to restrictions on resale. Illiquid securities may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's NAV. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale, although it may not invest more than 30% of the value of its total assets in securities which have been acquired through private placement. In certain situations, the Advisers could find it more difficult to sell such securities at times, in amounts and at prices they consider reasonable.


     - Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Stock and AMPS.

     - Anti-Takeover Provisions Risk. The Fund's charter (the "Charter") and bylaws (the "Bylaws") include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. Such provisions could limit the ability of stockholders to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include advance notice requirements for stockholder proposals and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sale or similar transaction.

     - Investments in RICs. The Fund may invest in securities issued by other closed-end funds (or RICs) subject to such limitations, restrictions and conditions as imposed by Federal law. Accordingly, the Fund will be subject to the particular risks associated with investing in other closed-end funds that are separate from risks associated with the underlying investments held such RICs. Both the Fund and any RICs in which it invests have management fees. In addition, the RICs in which the Fund invests will typically incur other operating expenses that are borne by their investors, including the Fund. As a result, Fund stockholders will bear not only the Fund's management fees and operating expenses, but also the fees and expenses of the RICs in which the Fund invests. Investors would bear less expense if they invested directly in the underlying RICs in which the Fund invests. The Fund may also invest in RICs that are not limited in their portfolio trading activity and thus may experience high portfolio turnover rates. Higher turnover rates generally result in correspondingly greater brokerage commissions and other transactional expenses which may be borne by the Fund, directly or through its investment in RICs. Higher turnover rates also may be more likely to generate capital gains that must be distributed to Fund stockholders, either as a result of the Fund's receipt of capital gains from RIC transactions or from the Fund's trading in RICs or other investments.

Investment Advisers

     The Fund is co-advised by Boulder Investment Advisers, LLC and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers. The Advisers have been providing advisory services to the Fund since January 2002, and to Boulder Total Return Fund, Inc. since March 1999. As of November 30, 2006, the Advisers had a total of $_____ million in assets under management. The Fund pays the Advisers an aggregate monthly fee at the annual rate of 1.25% of the Fund's average monthly total net assets (including the principal amount of leverage, if any) (the "Adviser Fee"). At a regular meeting of the Board held on January 27, 2007, the Advisers agreed to a waiver of advisory fees at certain "break-point" levels such that, in the future, the Adviser Fee would be calculated at the annual rate of 1.25% on asset levels up to $400 million, 1.10% on assets levels between $400-$600 million; and 1.00% on asset levels exceeding $600 million. The fee waiver agreement has a one-year term and is renewable annually.

Administrator,  Custodian,  Transfer  Agent,  Registrar and Dividend  Disbursing
Agent

     Fund Administrative Services, LLC ("FAS") is an affiliate of the Advisers and serves as the Fund's co-administrator. Under its Administration Agreement with the Fund, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting stockholder relations, authorizing expenses and other administrative tasks.

     Under the Administration Agreement, FAS receives a monthly fee calculated at an annual rate of 0.20% of the value of the Fund's average monthly total net assets (including the principal amount of leverage, if any) up to $250 million; 0.18% of the Fund's average monthly total net assets on the next $150 million; and 0.15% on the value of the Fund's average monthly total net assets over $400 million. FAS has agreed to waive a portion of its fee in order to limit the Fund's total monthly administration expenses (including administration, co-administration, transfer agent and custodian fees) to 0.30% of the Fund's average monthly total net assets. The equity owners of FAS are Evergreen Atlantic, LLC and the Lola Brown Trust No. 1B, each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.


     State Street Bank and Trust Company ("State Street") serves as the Fund's co-administrator and custodian. As compensation for its services, State Street receives certain out-of-pocket expenses, transaction fees and asset-based fees of 0.058% annually (or a minimum of $10,500 per month), which are accrued daily and paid monthly.


     PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc., serves as the Fund's transfer agent, dividend-paying agent and registrar for the Common Stock. As compensation for PFPC's services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

     Deutsche Bank Trust Company Americas serves as Auction Agent, transfer agent, dividend paying agent and registrar for the AMPS.



                         IMPORTANT TERMS OF THE OFFERING
--------------------------------------------------------------------------------------------------------------------------------


Total number of Shares available for Primary
Subscription                                             3,798,795

Number of Rights a Common Stockholder will receive for   One Right for each Share(+)
each outstanding Share owned by such Common Stockholder
on the Record Date

Number of Rights required to purchase one new Share      Three Rights for each new Share

Subscription Price                                       The NAV per Share as calculated at the close of trading on the
                                                         Expiration Date.


Estimated Subscription Price                             $9.11.  Since the  Subscription  Price  will not be  determined  until after printing and  distribution  of this  Prospectus,  the "Estimated
                                                         Subscription  Price" is an estimate of the Subscription Price based on the Fund's  per-share NAV at the end of business on July 13, 2007, the
                                                         Friday  immediately  preceding the printing and  distribution  of this
                                                         Prospectus.

+ The number of Rights to be issued to a Common Stockholder on the Record Date will be rounded up to the nearest whole number of Rights evenly divisible by three. See "The Offering - Over-Subscription Privilege" below.


                        IMPORTANT DATES FOR THE OFFERING

--------------------------------------------------------------------------------------------------------------------------------

Record Date                                             Wednesday, August 1, 2007

Subscription Period                                     August 3, 2007 to August 24, 2007

Expiration Date of the Offering                         August 24, 2007++

Deadline for delivery of Subscription Certificate and   August 24, 2007
payment of Shares, or Notice of Guaranteed Delivery (*)

Deadline for payment pursuant to Notice of Guaranteed   Friday, August 31, 2007
Delivery (*)

Confirmation to participants                            September 5, 2007

Deadline for final payment for Shares (if any)**        September 17, 2007

++ Unless the Offering is extended to a date no later than September 3, 2007.

* Record Date Stockholders (defined below) exercising Rights must deliver to the Subscription Agent (defined below) by the Expiration Date either (i) the Subscription Certificate together with the estimated payment or (ii) a Notice of Guaranteed Delivery.

** Since the actual Subscription Price due from subscribing Common Stockholders (vis-a-vis the Estimated Subscription Price above) will not be determined until after printing and distribution of this Prospectus, additional monies may be owed by subscribers.



                          KEY ELEMENTS OF THE OFFERING

--------------------------------------------------------------------------------


ONE-FOR-THREE OFFERING

     The Offering will give Common Stockholders who own Common Stock on the Record Date ("Record Date Stockholders") the non-transferable right to purchase one new Share for every three Rights held. Common Stockholders will receive one Right for every Share owned on the Record Date. For example, if a Common Stockholder owns 300 Shares on the Record Date, such Common Stockholder will receive 300 Rights entitling such Common Stockholder to purchase 100 new Shares. Record Date Stockholders may exercise all or some of their Rights.

NON-TRANSFERABILITY OF RIGHTS

     The Rights are non-transferable and may not be purchased or sold. Rights will expire without residual value at the Expiration Date. The Rights will not be listed for trading on the NYSE, and there will not be any market for trading Rights. The Shares to be issued pursuant to the Offering will be listed for trading on the NYSE, subject to the NYSE being officially notified of the issuance of those Shares.


SUBSCRIPTION PRICE


     Under the Offering, new Shares will be sold at a price equal to the NAV per Share as calculated at the close of trading on the Expiration Date (the "Subscription Price"). Management believes that this pricing (versus a percentage discount relative to the market price or a pre-determined fixed price) will provide an incentive to Common Stockholders to participate in the Offering.

OVER-SUBSCRIPTION PRIVILEGE

     If all of the Rights initially issued are not exercised by Record Date Stockholders, any unsubscribed Shares (collectively, the "Unsubscribed Shares") will be offered to other Record Date Stockholders who wish to acquire additional Shares (the "Over-Subscription Privilege"). See "The Offering - Over-Subscription Privilege."

     If enough Unsubscribed Shares are available, all over-subscription requests will be honored in full. If there are not enough Unsubscribed Shares to fully honor all over-subscription requests, the Unsubscribed Shares will be allocated pro-rata among over-subscribing Record Date Stockholders based on the number of Rights originally issued to them by the Fund. The allocation process may involve a series of allocations to assure that the total number of Unsubscribed Shares is distributed on a pro-rata basis. See "The Offering - Over-Subscription Privilege."

     The Horejsi Affiliates have indicated that they will fully subscribe in the Primary Subscription on the same terms as other Common Stockholders. The Horejsi Affiliates may subscribe in the Over-Subscription Privilege. However, if the Horejsi Affiliates fully exercise their Rights in the Primary Subscription and the Over-Subscription Privilege, under certain circumstances (e.g., low participation by Common Stockholders in the Offering), the Horejsi Affiliates could substantially increase their percentage ownership of the Fund at an advantageous price relative to the market price.


METHOD FOR EXERCISING RIGHTS

     Except as described below, subscription certificates evidencing the Rights ("Subscription Certificates") will be sent to Record Date Stockholders or their nominees. If a Record Date Stockholder wishes to exercise Rights, it may do so in the following ways:

     1. Complete and sign the Subscription Certificate. Enclose it in the envelope provided, together with payment in full and mail or deliver the envelope to Colbent Corporation (the "Subscription Agent") at the address indicated on the Subscription Certificate, calculating the total payment on the basis of the Estimated Subscription Price of $9.11 per Share (i.e., the estimated subscription price based on the Fund's NAV and market price on July 13, 2007). The completed and signed Subscription Certificate and payment must be received by the Expiration Date. PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE BOULDER GROWTH & INCOME FUND, INC. AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. Because the subscription price is estimated, each Record Date Shareholder participating in the Offering should be prepared to pay additional monies (if any) by the deadline for final payment for Shares as noted above under "Important Dates for the Offering."


     2. A Record Date Stockholder participating in the Offering may contact its broker, banker or trust company, which can arrange, on such Record Date Stockholder's behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery") by the close of business on the third Business Day (defined below) after the Expiration Date. The broker, banker, or trust company may charge such Record Date Stockholder a fee for this service; the Fund is not responsible for paying any fees charged by any such broker, bank, or trust company.


     Subscribing Record Date Stockholders will have no right to rescind a purchase after the Subscription Agent has received the Subscription Certificate or Notice of Guaranteed Delivery. See "The Offering - Method of Exercising Rights" and "The Offering - Payment for Shares."


     The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account at Eastern Bank pending distribution of the Shares from the Offering. All interest will accrue to the benefit of the Fund and investors will not earn interest on payments submitted or be able to credit such interest against any additional monies owed (if applicable).


--------------------------------------------------------------------------------
         STOCKHOLDER INQUIRIES SHOULD BE DIRECTED TO MORROW & CO., INC.,
                         THE FUND'S INFORMATION AGENT,
                                AT 1-800-607-0088
--------------------------------------------------------------------------------



OFFERING  FEES AND EXPENSES


     The Fund expects to incur approximately $159,000 of expenses in connection with the Offering. See "The Offering - Expenses of the Fund" below.


RESTRICTIONS ON FOREIGN STOCKHOLDERS


     The Fund will not mail Subscription Certificates to Common Stockholders whose record addresses are outside the United States or who have an APO or FPO address. However, Common Stockholders whose addresses are outside the United States or who have an APO or FPO address will receive written notice of the Offering and those who wish to subscribe to the Offering either partially or in full should contact the Subscription Agent by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. If no instructions have been received by the Expiration Date, the Rights of those foreign Common Stockholders will expire. See "The Offering - Foreign Restrictions" below.


USE OF PROCEEDS


     The net proceeds of the Offering are estimated to be approximately $34,449,000. This figure is based on the Estimated Subscription Price per Share of $9.11 and assumes all Rights offered are exercised and that the expenses related to the Offering estimated at approximately $159,000 are paid The Advisers anticipate that it may take up to six months for the Fund to invest substantially all of the net proceeds of this Offering in accordance with its investment objective and policies under current market conditions. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. See "Use of Proceeds" below.

RISK FACTORS

     See "Risk Factors" below.


                                    FEE TABLE

STOCKHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------------------------------- --------------------------
Sales Load (as a percentage of the Offering price)                                                                    $0

Dividend Reinvestment and Cash Purchase Plan Fees                                                                     $0

CURRENT EXPECTED ANNUAL FUND EXPENSES BEFORE THE RIGHTS OFFERING
(as a percentage of net assets attributable to common shares)                                                   As of [11/30/06]
--------------------------------------------------------------------------------------------------------- --------------------------

     Management Fees                                                                                                  [___]%
     Interest Payment on Borrowed Funds                                                                               [___]%
     Administration Fees                                                                                              [___]%
     Other Expenses                                                                                                   [___]%
         [--------------------------------------------]                                                    [---]%
         [--------------------------------------------]                                                    [---]%
         [--------------------------------------------]                                                    [---]%
     Acquired Funds                                                                                                   [___]%
     Total Annual Expenses                                                                                            [___]%

EXAMPLE                                                                1 YEAR           3 YEARS           5 YEARS           10 YEARS

------------------------------------------------------------------ --------------- --------------- --------------- -----------------
   A Common Stockholder would pay the following expenses on a
   $1,000 investment assuming a 5% annual return.                      $[____]           $[____]           $[____]           $[____]


The purpose of the foregoing table and example is to assist Rights holders in understanding the various costs and expenses that an investor in the Fund bears, directly or indirectly, BUT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN. The figures provided under "Other Expenses" are based upon estimated amounts for the current fiscal year. The 5% annual return shown in this example is used for illustrative purposes only and in no way should be construed as a guarantee of future performance of the Fund. For more complete descriptions of certain of the Fund's cost and expenses, see "Management of the Fund" in this Prospectus and the SAI. Also see "Expenses of the Fund" below.


                              FINANCIAL HIGHLIGHTS

The table below sets forth selected financial data for a Share outstanding throughout the period presented. The per Share operating performance and ratios for the Fund's fiscal year ended November 30, 2006 were audited by Deloitte & Touche LLP, the Fund's publicly registered independent accounting firm, as stated in their report which is incorporated by reference into the SAI. The per Share operating performance and ratios for the Fund's fiscal year ended November 30, 2005 were audited by KPMG LLP, the Fund's publicly registered independent accounting firm during that period, as stated in their report which is incorporated by reference into the SAI. The per Share operating performance and ratios for the Fund's fiscal years ended November 30, 2004 and prior years were also audited by the Fund's publicly registered independent accounting firm KPMG LLP. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI. The Table below contains per share operating performance data, total investment returns, ratios to average net assets, and other supplemental data.

               [INSERT TABLE OF FINANCIAL HIGHLIGHTS INFORMATION]

                                    THE FUND

The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation in October 1972. From its inception, and prior to April 26, 2002, the Fund was named USLife Income Fund, Inc. and was virtually 100% invested in corporate bonds. In January 2002, the Fund's largest stockholder, the Ernest Horejsi Trust No. 1B, succeeded in replacing the Board with a slate of its nominees. Soon thereafter, in April 2002, stockholders approved changing the Fund's investment objective and corporate name, changing the Fund's classification from diversified to non-diversified and changing or eliminating a number of the Fund's fundamental investment restrictions. Thereafter, the Fund began the process of liquidating its corporate bond portfolio and began investing in common equities consistent with the new investment objective.


As of July 13, 2007, the Fund had 11,396,385 Shares outstanding. The Common Stock is traded on the NYSE under the symbol "BIF." The average weekly trading volume of the Common Stock on the NYSE during the period from June 1, 2007, through June 29, 2007 was [_______] Shares. As of July 13, 2007, the total net assets of the Fund, including $25 million in AMPS leverage, were approximately $128,821,067.

The following provides information about the Fund's outstanding Shares as of July 13, 2007:




                                                                        Amount held by
                                                                        the Fund or for
                                                          Amount              its               Amount
         Title of Class                                 Authorized          Account          Outstanding
        ----------------------------------------------------------------------------------------------------------------------------
         Common Shares..........................       250,000,000             0              11,396,385
         AMPS...................................          1,000                0                1,000



                                 USE OF PROCEEDS


Management estimates the net proceeds of the Offering to be approximately $34,449,000 based on an Estimated Subscription Price of $9.11 per Share, assuming the Offering is fully subscribed and the expenses related to the Offering are approximately $159,000. The foregoing estimates are based on the closing price of the Shares on July 13, 2007. Accordingly, the assumptions and projections contained in this Prospectus are subject to change significantly depending on changes in market conditions for the Shares and performance of the Fund's portfolio.

The Advisers will invest the net proceeds of the Offering in accordance with the Fund's investment objective and policies. The Advisers anticipate that it may take up to six months for the Fund to invest substantially all of the net proceeds of this Offering in accordance with its investment objective and policies under current market conditions. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. The increase in assets as a result in the Offering may also be used to help the Fund maintain the Distribution Policy. The Distribution Policy permits Common Stockholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their Common Stock without having to sell Shares. See the discussion regarding "Dividends and Distributions" below.



                        INVESTMENT OBJECTIVE AND POLICIES


Investment Objective. The Fund's investment objective is total return. The Fund seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities. The Fund invests primarily in common stocks, including dividend paying common stocks such as those issued by utilities, REITs and RICs. The Fund also invests in fixed income securities such as U.S. government securities, preferred stocks and bonds. The Fund invests primarily in securities of U.S.-based companies and to a lesser extent in foreign equity securities and sovereign debt, in each case denominated in foreign currency. The Fund has no restrictions on its ability to invest in foreign securities. The Fund is concentrated in Real Estate Related Companies, which means it must invest more than 25% of its total assets in such companies. The Fund has adopted a Distribution Policy pursuant to which Common Stockholders receive a consistent, but not assured, monthly cash distribution, subject to the Board's right to suspend, modify, or terminate the Distribution Policy at any time. Generating sufficient cash to make distributions under the Distribution Policy may cause the Advisers to manage the portfolio slightly differently than in the absence of the Distribution Policy, but in a manner consistent with the Fund's investment objective and policies. See "Managed Distribution Policy" below and "Risk Factors - Managed Distribution Policy." No assurance can be given that the Fund will achieve its investment objective.

Investment Policies. The Fund is a "non-diversified" investment company, as defined in the 1940 Act, which means that it is permitted to invest its assets in a more limited number of issuers than "diversified" investment companies. A diversified company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. However, under Subchapter M of the Code, (A) not more than 25% of the Fund's total assets may be invested in securities of any one issuer (other than U.S. government securities and RICs) or of any two or more issuers controlled by the Fund which may be deemed to be engaged in the same, similar or related trades or businesses; and (B) with respect to 50% of the total value of the Fund's portfolio, (i) the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer (other than U.S. government securities and RICs), and (ii) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and RICs). The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund may be subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's NAV, reflecting fluctuation in the value of large Fund holdings.


The Fund has adopted a concentration policy pursuant to which it must, under normal market conditions, invest more than 25% of its total assets in Real Estate Related Companies. The Fund must obtain stockholder approval prior to changing this policy. Real Estate Related Companies include, but are not limited to: REITs and other closed-end registered investment companies that invest primarily in REITs; home builders; real estate developers; property management companies; real estate brokerage companies; commercial and industrial construction companies; financial companies who make or service real estate mortgages and/or construction loans; title, homeowners and builders risk insurance companies; manufacturers, distributors and retailers of construction materials and/or building supplies; lumber, paper, forest products, and other companies with significant real estate holdings; holding companies of any of these companies; and any other companies that the Fund's advisers reasonably determine are "real estate related companies." Although the Fund may invest in Real Estate Related Companies of any size, it currently intends to invest in such companies with market capitalizations of greater than $500 million. Although the Fund generally invests in U.S.-based Real Estate Related Companies, such companies may invest directly or indirectly in non-U.S. properties, and the Fund may make direct investments in foreign Real Estate Related Companies.


Under the 1940 Act, the Fund is subject to certain conditions and restrictions with regard to its investments in RICs (see "Portfolio Contents - Registered Investment Companies"). Under Subchapter M of the Code, no single investment can exceed 25% of the Fund's total assets at the time of purchase. These percentage limitations are calculated at the time of investment, and the Fund is not required to dispose of assets if holdings increase above these levels due to appreciation. As of July 13, 2007, 0.00% of the Fund's total assets were invested in RICs, and 32.90% of the Fund's total assets were invested in Berkshire Hathaway, Inc. (NYSE: BRK). The Fund has no restrictions on its ability to invest in foreign securities. As of July 13, 2007, _____% of the Fund's total assets were invested in foreign securities.


Under normal market conditions, the Fund intends to invest at least 80% of its total assets in common stocks, primarily domestic common stocks and secondarily in foreign common stocks denominated in foreign currencies. The Fund's investments in common stocks may include, but is not limited to, RICs whose objective is income, REITs, and other dividend-paying common stocks. The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities, cash equivalents and other income-producing securities. The term "fixed income securities" includes but is not limited to corporate bonds, U.S. government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities (including bonds, U.S. government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations), cash equivalents and income-producing common stocks. Under normal market conditions, the Fund will not have more than 20% of its total assets in cash or cash equivalents. The Fund may, for temporary defensive purposes, allocate a higher portion of its assets to cash and cash equivalents. For this purpose, cash equivalents consist of, but are not limited to, short-term (less than twelve months to maturity) U.S. government securities, certificates of deposit and other bank obligations, investment grade corporate bonds other debt instruments and repurchase agreements.

The Fund is also subject to the following fundamental policies, which may only be changed with stockholder approval. The Fund may not:

     1.   Issue any senior securities except as permitted under the 1940 Act.

     2. Invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets; provided that this limitation will not apply to Real Estate Related Companies.

     3. Participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may, to the extent permitted by rules, regulations or orders of the Securities and Exchange Commission, combine orders with others for the purchases and sales of securities in order to achieve the best overall execution.

     4. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

     5. Purchase or sell real estate, except that the Fund may purchase or sell interests in REITs and securities secured by real estate or interests therein issued by companies owning real estate or interests therein.

     6.   Purchase or sell commodities or commodity contracts.

     7. Make loans other than through the purchase of debt securities in private placements and the loaning of portfolio securities.

     8. Borrow money in an amount exceeding the maximum permitted under the 1940 Act.

     9. Underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter in selling a portfolio security which may require registration under the Securities Act of 1933, as amended (the "Securities Act").

     10. Invest more than 30% of the value of its total assets in securities which have been acquired through private placements.

     11. Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Fund or its investment advisers who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     12. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowing and to the extent related to transactions in which the Fund is authorized to engage.


Except for the Fund's investment objective, industry concentration and fundamental investment restrictions as described in this prospectus and in the SAI, the percentage limitations and investment policies set forth in this prospectus can be changed by the Board without stockholder approval. Limitations on investments expressed in percentages are measured and are applicable only at the time of investment. They are not measured or applied on an ongoing basis. There is no requirement for the Fund to sell or change its portfolio investments resulting from changes in valuations to such investments.


Other Investment Techniques. The Fund may engage in other types of transactions, including, but not limited to, investment in restricted and illiquid securities, repurchase agreements, when-issued and forward commitment transactions, borrowing, securities lending and other transactions. For a description of such types of transactions, see "Investment Policies and Techniques" and "Other Investment Policies and Techniques" in the SAI.

Managed Distribution Policy. In May 2006, the Fund adopted the Distribution Policy pursuant to which Common Stockholders would receive a consistent, but not assured, periodic cash payment. Presently, under the Distribution Policy, the Fund makes regular distributions at the rate of $0.115 per Share per month, or $1.38 per Share annually. The annualized distribution rate under the Distribution Policy is reviewed periodically by the Board and generally will not exceed the long term performance of the Fund based on a rolling 5-year performance history, subject to the Board's discretion to suspend, modify or terminate the Distribution Policy at any time. See "Dividends and Distributions
- Managed Distribution Policy."

The Advisers do not expect to make significant changes to the makeup of the Fund's portfolio or seek to invest in "high yielding" securities as a result of the Distribution Policy. The Fund may carry a slightly higher cash balance from time to time in order to fulfill the distribution payments. If the Fund carries higher cash balances during rising equity markets, the Fund's performance may be negatively affected relative to other equity funds. Conversely, carrying higher cash balances during declining equity markets may positively affect the Fund's performance. To avoid Code and 1940 Act requirements to make distributions in excess of the Distribution Policy, the Advisers expect to manage the portfolio slightly differently than in the absence of the Distribution Policy, but in a manner consistent with the Fund's investment objective and policies. For example, the Advisers may realize a loss in a security by selling it in order to offset realized capital gains, whereas, absent the Distribution Policy, the Advisers may not have realized the loss. The Advisers also may increase the Fund's position in a security with an unrealized loss, and subsequently sell the tax lot with the higher tax cost basis 31 days or more after the purchase to avoid a wash sale, leaving the Fund with approximately the same position in the security but with a lower tax cost basis. The Advisers may also purchase stock of an issuer paying an unusually large dividend and, after the stock begins trading ex-dividend, sell the stock at a loss, thereby allowing the Fund to offset gains realized on other securities sold during the year. The Advisers enter into such transactions only when they believe that there is a high probability of realizing an economic profit for the Fund. The investment strategies described above were utilized by the Advisers prior to the implementation of the Distribution Policy to realize losses for the Fund in an effort to be tax efficient, and may result in slightly higher portfolio turnover and transaction costs. The Advisers will not hold positions with unrealized capital gains that they believe should be sold based on their fundamental analysis of the underlying issuer. The Advisers believe it would be better to discontinue the Distribution Policy than to see unrealized gains turn into unrealized losses.

As of June 30, 2007, the Fund had net realized gains in excess of its capital loss carry-forwards for the fiscal year ending November 30, 2007. Unless the Fund (i) realizes capital losses prior to November 30, 2007 in an amount sufficient to offset all realized gains for the Fund's fiscal year or (ii) obtains exemptive relief from the SEC from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act prior to November 30, 2007 so it can characterize a portion of its previous distributions as realized capital gains, the Fund would be required to distribute the entire amount of its net realized capital gains for the fiscal year to its stockholders in December 2007. The per share amount of any such net realized capital gains distribution may be greater than per share amount at which monthly distributions previously have been made pursuant to the Distribution Policy, and therefore could shrink the Fund's assets more quickly than would otherwise be the case. The Advisers may utilize the investment strategies described in the preceding paragraph to realize capital losses in an amount sufficient to offset the Fund's realized capital gains for the fiscal year..



                              INVESTMENT PHILOSOPHY

Common Stocks. With respect to the Fund's common stock portfolio (other than common stocks purchased primarily for their income-producing potential), the Advisers use an "intrinsic value" approach to selecting and managing the Fund's assets. The Advisers define intrinsic value as the discounted value of the cash that can be taken out of a business during its remaining life. Accordingly, in their securities selection process, the Advisers put primary emphasis on analysis of balance sheets, cash flows, the quality of management and its ability to efficiently and effectively allocate capital, various internal returns which indicate profitability, and the relationships that these factors have to the price of a given security. The intrinsic value approach is based on the belief that the securities of certain companies may sell at a discount from the Advisers' estimate of such companies' "intrinsic value." The Advisers will attempt to identify and invest in such securities, with the expectation that such value discount will narrow over time and thus provide capital appreciation for the Fund. When the Fund makes an investment in common stock of an issuer, it will likely make a significant investment and typically hold such stock for a long period of time. Over time, the Fund believes that value investing produces superior total returns.

Fixed Income Investments. In seeking its total return objective, the Fund may invest a portion of its assets in U.S. government securities, preferred stocks, bonds and other income producing securities. In selecting such investments, the Advisers consider, among other things, current yield, liquidity, price variability and the underlying fundamental characteristics of the issuer, with particular emphasis on debt to equity and debt coverage ratios.


                               PORTFOLIO CONTENTS

At any given time, the Fund has some or all of the types of investments described below. Under normal market conditions, the Fund invests primarily in a portfolio of common stocks and income producing securities such as stocks of REITs and other Real Estate Related Companies, RICs and utilities, bonds and preferred stocks.

Common Stocks. The Fund may invest all or any portion of its assets in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other stockholder or class of stockholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Upon liquidation, holders of common stock also have the right to participate in the assets of the corporation after all other claims are paid.

In selecting common stocks for investment, the Fund expects to focus primarily on U.S.-based companies, although the Fund is permitted to invest in companies outside the U.S. Generally, target companies have consistent high returns on equity, while using modest amounts of debt relative to their industries. The Fund seeks investments in businesses the Advisers understand which have fairly predictable and improving future earnings, and most importantly, are reasonably priced relative to the businesses' earnings and anticipated growth in earnings. The Fund does not focus its investments in "large-cap", "mid-cap" or "small-cap" companies since the Advisers believe it would be unwise to impose such investment limitations.


Real Estate Related Companies and REITs. As a matter of investment policy, the Fund is concentrated in Real Estate Related Companies, which means it must, under normal market conditions, invest more than 25% of its total assets in such companies. The Fund must obtain stockholder approval prior to changing this policy. REITs are included in the definition of Real Estate Related Companies and comprise a substantial portion of the Fund's assets. As of July 13, 2007, ___% of the Fund's total assets were invested in REITs. REITs invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its stockholders or unit-holders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its stockholders or unit-holders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. By investing in REITs indirectly through the Fund, Common Stockholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs. The Fund invests in REITs primarily for income.


The Fund may be subject to certain risks associated with the direct investments of the REITs in which it invests. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to stockholders or unit-holders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.


Registered Investment Companies (RICs). The Fund may invest in securities issued by RICs subject to such limitations, restrictions and conditions as imposed by Federal law. The common stock of closed-end RICs can trade at a substantial discount to the underlying NAV of the RIC, and the Fund may, from time to time, invest in common stocks issued by RICs when they are trading at discounts or when the Advisers otherwise deem market conditions appropriate. The Fund intends to normally invest in RICs that pay dividends. RICs that pay regular dividends typically own interest rate sensitive securities, which tend to increase in value when interest rates decline, and decrease in value when interest rates increase. To the extent that the Fund invests in RICs, the Fund's stockholders will incur expenses with respect to both the Fund and that portion of the Fund's assets invested in other RICs. However, as common stocks of closed-end RICs can trade at substantial discounts to their underlying NAVs, the Advisers may deem the underlying expense of investing in a particular RIC to have minimal impact when compared to the discount at which the Fund may buy its shares. The NAV and market value of common stocks issued by RICs will fluctuate with the value of the underlying assets. The Fund may invest in the auction market preferred stock of other closed-end funds primarily as a means of investing the Fund's cash for the short-term in higher yielding alternatives to repurchase agreements or government securities that include direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities
("Government Securities"). The Fund will consider investing cash in these instruments, and other short-term money market type alternatives, when the yield spread is adequately attractive over repurchase agreements and Government Securities. The Fund generally will invest in auction market preferred stocks that are rated AAA although it may invest in lower rated securities from time to time.

Prior to July 31, 2006, the Fund was restricted from investing more than 10% of its total assets in other RICs. However, effective July 31, 2006, new rules under the 1940 Act lifted these restrictions such that the Fund may now invest more than 10% of its total assets in other RICs with certain restrictions including: (i) a 3% limitation on acquiring the total outstanding voting shares of any other single RIC; (ii) voting shares of acquired RICs in accordance with certain stockholder principles; and (iii) not acquiring shares of other RICs with the purpose of requiring the acquired RIC to redeem greater than one percent of that RIC's outstanding shares in a period of less than 30 days. As a result of these changes to the 1940 Act rules, and consistent with the Fund's investment objectives, the Fund may invest a greater percentage of its assets in RICs subject to any restrictions or limitations imposed by Federal law.

Preferred Stocks. The Fund may invest in preferred securities, including the preferred securities issued by RICs. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred securities are equity securities, they may be more susceptible to risks traditionally associated with equity investments than fixed income securities. Unlike common stock, preferred securities typically do not have voting rights.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates. Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular Government Securities, typically the highest base-rate yield of one of three Government Securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

The Fund may, from time to time, invest in preferred securities that are rated, or whose issuer's senior debt is rated, investment grade by Moody's and Standard & Poor's ("S&P") at the time of investment, although the Fund is not limited to investments in investment grade preferred securities. In addition, the Fund may acquire unrated issues that the Advisers deem to be comparable in quality to rated issues in which the Fund is authorized to invest.

Money Market Instruments. Under normal market conditions, the Fund may hold up to 20% of its total assets in cash or money market instruments. The Fund intends to invest in money market instruments pending investments in common stocks, to serve as collateral in connection with certain investment techniques, and to hold as a reserve pending the payment of dividends to investors. When the Advisers believe that economic circumstances warrant a temporary defensive posture, the Fund may invest without limitation in short-term money market instruments.

Money market instruments that the Fund may acquire usually will be securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, or securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include: Government Securities (as defined below); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-l by Moody's or A-1 by S&P; and repurchase agreements.

Repurchase Agreements. The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet certain creditworthiness standards established by the Board. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer term nature.

Government Securities. The Fund may invest in Government Securities. Included among direct obligations of the United States are treasury bills, treasury notes and treasury bonds, which differ principally in terms of their maturities and are supported by the full faith and credit of the U.S. government. Securities issued by U.S. government agencies and instrumentalities include other securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds). No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

Zero  Coupon  Securities.  The Fund may invest up to 10% of its total  assets in zero coupon securities issued by the U.S. government, its agencies or instrumentalities, as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Government Securities but are not considered to be Government Securities. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Lending Of Securities. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of the Fund's securities, if and when made, may not exceed 33-1/3% of the Fund's total assets. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities.

By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay reasonable fees approved by its board of directors, including, for example, fees to (a) the custodian in connection with support of the lending activities, (b) the loan or placing broker for arranging the securities loan, and/or (iii) the borrower for participating in the loan transaction; and (c) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the Fund's right to vote the securities.


Portfolio  Turnover.  Although the Advisers are not  restricted  with respect to portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will be less than 50% excluding securities having a maturity of one year or less. Because it is difficult to accurately predict portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. For the fiscal years ended November 30, 2005 and November 30, 2006, the Fund's portfolio turnover rates were ____% and __%, respectively. The Fund may also invest in RICs which also may not be limited in their portfolio trading activity. Higher turnover rates generally result in correspondingly greater brokerage commissions and other transactional expenses which may be borne by the Fund, directly or through its investment in RICs. Higher turnover rates also may be more likely to generate capital gains that must be distributed to Fund stockholders, either as a result of the Fund's receipt of capital gains from RIC transactions or from the Fund's trading in RICs or other investments. Additionally, the Fund may have a slightly higher portfolio turnover rate than other similarly-situated equity funds due to the periodic need to liquidate securities for the purpose of making payments under the Distribution Policy and the strategy of purchasing stocks paying unusually large dividends and, once the stock begins trading ex-dividend, selling the stock at a loss, allowing the Fund to offset gains on other securities sold during the year. See "Dividends and Distributions - Managed Distribution Policy" and "Investment Objective and Policies - Managed Distribution Policy."



                                  RISK FACTORS

Following is a summary of some of the matters that a stockholder or prospective stockholder should consider before investing in the Fund through the Offering. It is not intended to be a complete review of every risk that stockholders face when investing in Shares:

Non-Diversified Status Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to diversify its investments to the extent necessary to qualify, and maintain its status, as a regulated investment company under U.S. federal income tax laws. See "Federal Income Tax Matters."

Investments in Common Stocks. The Fund intends to invest, under normal market conditions, at least 80% of its total assets in publicly traded common stocks. Common stocks generally have greater risk exposure and reward potential over time than bonds. The volatility of common stock prices has historically been greater than bonds, and as the Fund invests primarily in common stocks, the Fund's NAV may also be volatile. Further, because the time horizon for the Fund's investments in common stock is longer, the time necessary for the Fund to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

Concentration Risk. The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund may be subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's NAV, reflecting fluctuation in the value of large Fund holdings.

Investment in Berkshire Hathaway. The Fund presently has invested a significant percentage of its portfolio in Berkshire Hathaway, Inc. (NYSE: BRK) ("Berkshire"). As of July 13, 2007, the Fund held 750 Berkshire Class A shares, representing 32.90% of the Fund's total assets. The Advisers do not currently intend to liquidate any portion of the Fund's position in Berkshire. Although not an insurance company itself, Berkshire owns Geico Insurance, General Re Insurance and other insurance companies, and therefore derives a significant portion of its income, and its value, from insurance companies. The insurance business can be significantly affected by interest rates as well as price competition within the industry. In addition, an insurance company may experience significant changes in its year to year operating performance based both on claims paid and on performance of invested assets. Insurance companies can also be affected by government regulations and tax laws, which may change from time to time. A significant decline in the market price of Berkshire or any other company in which the Fund has made a significant common stock investment
(i) would result in a significant decline in the Fund's NAV; (ii) may result in a proportionate decline in the market price of the Shares; and (iii) may result in greater risk and market fluctuation than a fund that has a more diversified portfolio.


Investments in Real Estate Related Companies. The Fund has adopted a concentration policy pursuant to which it must, under normal market conditions, invest more than 25% of its total assets in Real Estate Related Companies. The Fund must obtain stockholder approval prior to changing this policy, thus limiting its flexibility to liquidate such companies in the future should market conditions warrant. Since the Fund will concentrate its assets in the real estate industry, the Fund's performance will be generally linked to performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT and other Real Estate Related Company prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage, which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates, as well as risks normally associated with debt financing. In addition, there are risks associated with particular sectors of real estate investments (e.g., retail, office, hotel, healthcare and multifamily properties), although the Fund does not intend to focus on any particular sector of real estate investments.


Leveraging Risk. The Fund is currently leveraged with the AMPS. Use of leverage may have a number of adverse effects on the Fund and its stockholders including:
(i) leverage may magnify market fluctuations in the Fund's underlying holdings thus causing a disproportionate change in the Fund's NAV; (ii) the Fund's cost of leverage may exceed the return on the underlying securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to stockholders and generally making the Fund's total return to such stockholders more volatile; (iii) the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock it has issued when it may be disadvantageous to do so; (iv) leveraging through the issuance of preferred stock requires that the holders of the preferred stock have class voting rights on various matters that could make it more difficult for Common Stockholders to change the investment objective or fundamental policies of the Fund, to convert it to an open-end fund or make certain other changes; and (v) the Fund may be forced to redeem some or all of the AMPS at inopportune times due to a decline in market value of Fund investments. Because the fees paid to the Advisers and FAS will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage (including the AMPS) is utilized, giving the Advisers an incentive to utilize leverage.

Managed Distribution Policy. In May 2006 stockholders voted in favor of, and the Fund adopted, the Distribution Policy. A managed distribution policy allows a fund to provide a regular, periodic (but not assured) distribution to its common stockholders which is not dependent on the amount of income earned or capital gains realized by the fund. An equity fund, such as the Fund, is designed for investors to participate in a professionally managed portfolio of equity investments. Over the long-term, equity investments have historically provided higher total returns than fixed income investments such as bonds. However, unlike most fixed income funds, which pay stockholders a regular dividend based on the fund's investment income, equity funds generally pay only one dividend per year consisting of a relatively small amount of net investment income and any net realized capital gains. A managed distribution permits a fund to distribute a predetermined monthly amount, regardless of when or whether income is earned or capital gains are realized. A managed distribution policy recognizes that many investors are willing to accept the potentially higher asset volatility of equity investments, but would prefer that a consistent level of cash distributions are available to them each month for reinvestment or other purposes of their choosing.

The Distribution Policy initially provided for monthly distributions at the rate of $0.10 per Share per month, or $1.20 per Share annually, which represented a 14.9% annual distribution rate relative to the Fund's NAV at the time. In February 2007, because the NAV of the Fund had increased substantially since the Distribution Policy was adopted, and the Board wished to maintain a similar annual distribution rate to that originally adopted, the Fund increased the distribution rate to $0.115 per Share per month, or $1.38 per Share annually, representing a 14.6% annual distribution rate relative to the Fund's NAV at the time. The annual distribution rate under the Distribution Policy is reviewed periodically by the Board and generally will not exceed the annual long term performance of the Fund based on a rolling 5-year performance history, subject to the Board's discretion to suspend, modify or terminate the Distribution Policy at any time. In conducting its review of the annual distribution rate and the Fund's performance history, the Board will take into account, among other factors, that during 2002, the first year the Advisers served as investment advisers to the Fund, the Fund's portfolio consisted primarily of bonds that were below investment grade, and that the Fund recognized significant losses as these investments were liquidated and the proceeds invested in common stocks consistent with the Fund's new objective of total return.

Exemptive relief from the SEC is not required in the near term in order to continue the Distribution Policy. The Fund has applied to the SEC for exemptive relief from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act to enable the Fund to continue the Distribution Policy over the long term. Section 19(b) of the 1940 Act limits an investment company's ability to make multiple distributions of net realized long-term capital gains each year, subject to certain exceptions contained in Rule 19b-1. Historically, investment companies that wished to implement a managed distribution policy requiring multiple capital gain distributions per year routinely received exemptive relief from
Section 19(b). However, as of the date of this Prospectus, the SEC has not responded either favorably or unfavorably to the Fund's request for exemptive relief originally filed in 2004 and amended in January 2007. It is generally believed that the SEC has imposed a moratorium on granting this type of request for exemptive relief over concerns that inadequate disclosures by investment companies regarding the tax characteristics of distributions have resulted in fund investors not understanding that distributions may include a return of capital and do not necessarily represent a dividend yield.

For the fiscal year ended November 30, 2006, the Distribution Policy did not violate Section 19(b) because the Fund had capital loss carry-forwards that were used to offset the Fund's realized net capital gains. Accordingly, distributions made pursuant to the Distribution Policy did not consist of net long-term capital gains. As of December 1, 2006, the Fund had tax loss carry-forwards of approximately $4.3 million expiring beginning in 2010. However, as of June 30, 2007 the Fund had net realized gains in excess of its capital loss carry-forwards for the fiscal year ending November 30, 2007. Unless the Fund (i) realizes capital losses prior to November 30, 2007 in an amount sufficient to offset all realized gains for the Fund's fiscal year or (ii) obtains exemptive relief from the SEC from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act prior to November 30, 2007 so it can characterize a portion of its previous distributions as realized capital gains, the Fund would be required to distribute the entire amount of its net realized capital gains for the fiscal year to its stockholders in December 2007. The per share amount of any such net realized capital gains distribution may be greater than per share amount at which monthly distributions previously have been made pursuant to the Distribution Policy, and therefore could shrink the Fund's assets more quickly than would otherwise be the case.

If and when the Fund exhausts its capital loss carry-forwards, exemptive relief from Section 19(b) and Rule 19b-1 would be required in order to continue making managed distributions unless the Board elects to characterize the Fund's final distribution for each calendar year as including all net capital gain realized during the year (and increasing the amount of the final distribution if necessary). Alternatively, the Board could elect to suspend or terminate the Distribution Policy.

There are certain risks and negative  impacts  associated with the  Distribution
Policy:


     - The Distribution Policy will likely have a negative tax impact on Common Stockholders. If the Fund has net realized long-term capital gains during its fiscal year, and the Fund has paid out distributions during the year, the Code will deem such gains to have been paid out, even in circumstances where the distributions have not resulted in the violation of Section 19(b) of the 1940 Act. These gains will be treated as ordinary income, and will be taxed at ordinary income tax rates instead of the more favorable long-term capital gain rate. Moreover, notwithstanding Common Stockholders being treated as if they have received ordinary income, the Fund would still lose its capital loss carry-forwards in the amount of the gains realized. Accordingly, the payment of managed distributions when the Fund is utilizing capital loss carry-forwards to offset realized capital gains will result in tax inefficiencies for the Common Stockholders.

     - The Distribution Policy may impact the way in which the Fund is managed. The Advisers do not expect to make significant changes to the makeup of the Fund's portfolio or seek to invest in "high yielding" securities as a result of the Distribution Policy. The Fund may carry a slightly higher cash balance from time to time in order to fulfill the distribution payments. If the Fund carries higher cash balances during rising equity markets, the Fund's performance may be negatively affected relative to other equity funds. Conversely, carrying higher cash balances during declining equity markets may positively affect the Fund's performance. To avoid Code and 1940 Act requirements to make distributions in excess of the Distribution Policy, the Advisers expect to manage the portfolio slightly differently than in the absence of the Distribution Policy, but in a manner consistent with the Fund's investment objective and policies. For example, the Advisers may realize a loss in a security by selling it in order to offset realized capital gains, whereas, absent the Distribution Policy, the Advisers may not have realized the loss. The Advisers also may increase the Fund's position in a security with an unrealized loss, and subsequently sell the tax lot with the higher tax cost basis 31 days or more after the purchase to avoid a wash sale, leaving the Fund with approximately the same position in the security but with a lower tax cost basis. The Advisers may also purchase stock of an issuer paying an unusually large dividend and, after the stock begins trading ex-dividend, sell the stock at a loss, thereby allowing the Fund to offset gains realized on other securities sold during the year. The Advisers enter into such transactions only when they believe that there is a high probability of realizing an economic profit for the Fund. The investment strategies described above were utilized by the Advisers prior to the implementation of the Distribution Policy to realize losses for the Fund in an effort to be tax efficient, and may result in slightly higher portfolio turnover and transaction costs. The Advisers will not hold positions with unrealized capital gains that they believe should be sold based on their fundamental analysis of the underlying issuer. The Advisers believe it would be better to discontinue the Distribution Policy than to see unrealized gains turn into unrealized losses. As of June 30, 2007 the Fund had net realized gains in excess of its capital loss carry-forwards for the fiscal year ending November 30, 2007. Unless the Fund (i) realizes capital losses prior to November 30, 2007 in an amount sufficient to offset all realized gains for the Fund's fiscal year or (ii) obtains exemptive relief from the SEC from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act prior to November 30, 2007 so it can characterize a portion of its previous distributions as realized capital gains, the Fund would be required to distribute the entire amount of its net realized capital gains for the fiscal year to its stockholders in December 2007. The per share amount of any such net realized capital gains distribution may be greater than per share amount at which monthly distributions previously have been made pursuant to the Distribution Policy, and therefore could shrink the Fund's assets more quickly than would otherwise be the case. The Advisers may utilize the investment strategies described above to realize capital losses in an amount sufficient to offset the Fund's realized capital gains for the fiscal year.

     - The Distribution Policy is subject to modification, suspension or termination at any time by the Board. Because the Distribution Policy was implemented without an exemption under Section 19(b) of the 1940 Act and Rule 19b-1, the Fund must have the flexibility to modify, suspend or terminate the Distribution Policy immediately if the Board deems such action to be in the best interests of the Fund and its stockholders. The Distribution Policy could have a limited duration because, unless the Fund receives exemptive relief from Section 19(b), it will eventually exhaust its capital loss carry-forwards and thus will have to make an annual distribution of all net capital gains realized by the Fund during the fiscal year or suspend or terminate the policy so as to avoid violating Section 19(b).

          It is difficult to predict when and whether the capital loss carry-forward will expire. A number of variables go into the rate at which the capital loss carry-forward may be depleted, any one of which could dramatically impact expiration. These variables include the balance of the capital loss carry-forwards (which as of December 1, 2006 was approximately $4.3 million); the balance of cash carried by the Fund; how the Fund might recognize gains or losses; and special dividend opportunities. For example, the Fund may have a position in a stock with an unrealized capital gain which the Advisers may have no intention of selling, but through a tender or merger, may be forced unexpectedly to realize the capital gain. Realizing any such capital gains may accelerate the exhaustion of the Fund's capital loss carry-forwards.

          Even if the Fund obtains exemptive relief from Section 19(b), the Board may elect to temporarily suspend the Distribution Policy for a period of at least one year so that the Fund can offset capital loss carry-forwards against realized capital gains before the Fund's capital loss carry-forwards expire (beginning in 2010). This determination would be made at a time closer to when the carry-forwards are to expire and would be based on circumstances existing at that time. Currently, as discussed above, any net realized long-term capital gains will be offset against the Fund's capital loss carry-forwards but will be taxed at ordinary income tax rates, resulting in tax inefficiencies for Common Stockholders. There would be no such negative tax consequences if the Fund did not pay managed distributions. Accordingly, if the Fund wishes to maximize its tax efficiency (i.e., have long-term gains treated and taxed as long-term gains rather than ordinary income) and take full advantage of its capital loss carry-forwards, it may elect to temporarily suspend the Distribution Policy for a period of at least one year, during which time it would offset its capital loss carry-forwards against realized gains.

          As  discussed   above,   the  annual   distribution   rate  under  the
          Distribution Policy is reviewed periodically by the Board and generally will not exceed the average annual long term performance of the Fund based on a rolling 5-year performance history. If the Fund's long term performance declines, the Board will make a corresponding reduction in the annual distribution rate under the Distribution Policy. In addition, the SEC may impose conditions on any grant of exemptive relief from Section 19(b) that require the Board to consider adjusting the annual distribution rate on a more frequent basis under certain circumstances.

     - A modification, suspension or termination of the Distribution Policy could result in a concurrent reduction or cessation of the $0.115 per Share monthly distribution presently paid to Common Stockholders. If the Distribution Policy was suspended or terminated, the Fund would revert back to its prior practice of distributing only net investment income and net realized capital gains at the end of its fiscal year. A modification, suspension or termination of the Distribution Policy could have the effect of abruptly creating a trading discount (if the Fund is trading at or above NAV) or widening an existing trading discount.

     - If the Fund's annual total return is less than the annual distribution, the Distribution Policy could have the effect of shrinking the assets of the Fund and thus increasing the Fund's expense ratio (i.e., the Fund's fixed expenses will be spread over a smaller pool of assets). The Board has determined that the annual distribution rate should not exceed the Fund's average annual long term performance of the Fund based on a rolling 5-year performance history. However, there may be interim periods where the annual distribution rate exceeds the short-term return on the Fund's NAV, which could shrink the assets of the Fund. In addition, if due to the exhaustion or expiration of the Fund's net capital loss carry-forwards the Board elects to characterize the Fund's final distribution for each calendar year as including all net capital gain realized during the year, such distribution could shrink the Fund's assets more quickly than would otherwise be the case if the per share amount of any such net realized capital gains distribution is greater than per share amount at which monthly distributions previously have been made pursuant to the Distribution Policy.

     - A distribution which contains a return of capital, which the Fund expects generally to be the case, will result in added record keeping for Common Stockholders. Return of capital is not taxable to Common Stockholders in the year it is paid. However, Common Stockholders will need to reduce the cost basis of their stock by the amount of the return of capital so that, when they sell the stock, they will have properly accounted for the return of capital. Such an adjustment will cause Common Stockholders' gain to be more, or their loss to be less, as the case may be. For example, if a Common Stockholder purchased stock in the Fund for $7.00 per Share and then receives dividends from the Fund which have $1.00 per Share return of capital, and then the stockholder subsequently sells his Shares for $7.50 per Share, his gain will be $1.50 per Share, since he would have adjusted his cost basis downward by $1.00 per Share (to $6.00 per Share). Common Stockholders who hold their stock in non-taxable accounts such as IRA's will not need to make any such adjustments. Common Stockholders should contact their own tax advisor if they have questions regarding the tax treatment of the distributions under the Distribution Policy.

Discount From Net Asset Value. The common stock of closed-end funds frequently trades at a market price that is less than the value of the net assets attributable to those shares (a "discount"). The possibility that the Shares will trade at a discount from NAV is a risk separate and distinct from the risk that the Fund's NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Premium Over NAV. The Shares may trade at a market price that is greater than the value of the net assets attributable to those Shares (a "premium"). The possibility that the Shares will trade at a premium over NAV is a risk separate and distinct from the risk that the Fund's NAV will decrease. For those Common Stockholders who acquire Shares at a premium, such premium may be unsustainable. If the price of the Shares falls, the Common Stockholders will experience a loss on their investments.

Size of the Fund. As of July 13, 2007, the Fund had total net assets of approximately $128.82 million, including $25 million in AMPS leverage. As a fund with a relatively small asset base, the Fund may be subject to certain operational inefficiencies including: higher expense ratio, less coverage by analysts and the marketplace in general which can contribute to a less active trading market for the Shares and consequently a wider discount, more limited ability to attract new investors and/or take advantage of investment opportunities and less ability to take advantage of lower transaction costs available to larger investors.

Repurchase of the Shares. The Fund is authorized to repurchase Shares on the open market when the Shares are trading at a discount from NAV per Share as determined by the Board from time to time. The acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. Furthermore, the acquisition of Shares by the Fund may require the Fund to redeem the AMPS in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund the repurchase of Shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund.


Dependence on Key Personnel. The Advisers are dependent upon the expertise of Stewart Horejsi in providing advisory services with respect to the Fund's investments. If the Advisers were to lose the services of Mr. Horejsi, their ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Horejsi in the event of his death, resignation, retirement or inability to act on behalf of the Advisers.

Issuer Risk. The value of the Fund's portfolio may decline for a number of reasons which directly relate to the issuers of the securities in the portfolio, such as management performance, financial leverage and reduced demand for an issuer's goods and services.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's portfolio can decline.

Repurchase Agreements. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.

Foreign Securities Risk. The Fund is permitted to invest in foreign securities without limitation. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Advisers may not be able to sell the Fund's portfolio securities at times, in amounts and at prices they consider reasonable.

     - Currency exchange rates or controls may adversely affect the value of the Fund's investments.

     - The economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions.

     -    Withholdings and other non-U.S. taxes may decrease the Fund's return.

Currency Risk. The Fund currently holds investments in foreign securities and thus a portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. The Fund does not currently hedge against the potential decline in value of foreign currencies against the U.S. dollar and does not foresee hedging currency risk in the future, though it is not precluded from doing so.

Sovereign Debt Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions ("sovereign debt") involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.


Liquidity Risk. Although the Fund invests primarily in securities traded on national exchanges, it may invest in less liquid assets from time to time that are not readily marketable and may be subject to restrictions on resale. Illiquid securities may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's NAV. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale, although it may not invest more than 30% of the value of its total assets in securities which have been acquired through private placement. In certain situations, the Fund could find it more difficult to sell such securities at times, in amounts and at prices they consider reasonable.


Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Stock and AMPS.

Anti-Takeover Provisions Risk. The Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. Such provisions could limit the ability of Common Stockholders to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include advance notice requirements for stockholder proposals and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sale or similar transaction.


Investments  in  RICs.  The  Fund  may  invest  in  securities  issued  by other closed-end funds (or RICs) subject to such limitations, restrictions and conditions as imposed by Federal law. Accordingly, the Fund will be subject to the particular risks associated with investing in other closed-end funds that are separate from risks associated with the underlying investments held by such RICs. Both the Fund and any RICs in which it invests have management fees. In addition, the RICs in which the Fund invests will typically incur other operating expenses that are borne by their investors, including the Fund. As a result, Fund stockholders will bear not only the Fund's management fees and operating expenses, but also the fees and expenses of the RICs in which the Fund invests. Investors would bear less expense if they invested directly in the underlying RICs in which the Fund invests. The Fund may also invest in RICs that are not limited in their portfolio trading activity and thus may experience high portfolio turnover rates. Higher turnover rates generally result in correspondingly greater brokerage commissions and other transactional expenses which may be borne by the Fund, directly or through its investment in RICs. Higher turnover rates also may be more likely to generate capital gains that must be distributed to Fund stockholders, either as a result of the Fund's receipt of capital gains from RIC transactions or from the Fund's trading in RICs or other investments.

                                  THE OFFERING


Terms of the Offering. The Fund is issuing to Record Date Stockholders (i.e., stockholders who hold Shares on the Record Date) non-transferable Rights to subscribe for Shares. Each Record Date Stockholder is being issued one non-transferable Right for every one Share owned on the Record Date. The Rights entitle a Record Date Stockholder to acquire one Share at the Subscription Price for every three Rights held. Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, the number of Rights to be issued to a Record Date Stockholder on the Record Date will be rounded up to the nearest whole number of Rights evenly divisible by three. Rights may be exercised at any time during the Subscription Period which commences on August 3, 2007 and ends at 5:00 p.m., New York City time, on August 24, 2007, unless extended by the Fund to a date not later than September 3, 2007, at 5:00 p.m., New York City time. See "Expiration of the Offering." The right to acquire one additional
Share for every three Rights held during the Subscription Period at the Subscription Price is hereinafter referred to as the "Primary Subscription."

In addition to the Primary Subscription, Record Date Stockholders who exercise all their Rights are entitled to subscribe for Unsubscribed Shares (i.e., Shares which were not otherwise subscribed for by others in the Primary Subscription) (the "Over-Subscription Privilege"). For purposes of determining the maximum number of Shares a Common Stockholder may acquire pursuant to the Offering, broker-dealers whose Shares are held of record by any Nominee will be deemed to be the holders of the Rights that are issued to such Nominee on their behalf. The term "Nominee" shall mean, collectively, CEDE & Company ("Cede"), as nominee for the Depository Trust Company ("DTC"), or any other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege are subject to allocation, which is more fully discussed below under "Over-Subscription Privilege."

The Horejsi Affiliates have indicated that they will fully subscribe in the Primary Subscription on the same terms as other Common Stockholders. The Horejsi Affiliates may subscribe in the Over-Subscription Privilege. However, if the Horejsi Affiliates fully exercise their Rights in the Primary Subscription and the Over-Subscription Privilege, under certain circumstances (e.g., low participation by Common Stockholders in the Offering), the Horejsi Affiliates could substantially increase their percentage ownership of the Fund at an advantageous price relative to the market price. The Horejsi Affiliates are subject to certain limitations on selling Shares in the Fund. Any Shares acquired in the Offering by the Horejsi Affiliates as "affiliates" of the Fund as that term is defined under the Securities Act, may only be sold in accordance with Rule 144 under the Securities Act or another applicable exemption or pursuant to an effective registration statement under the Securities Act. In general, under Rule 144, as currently in effect, an "affiliate" of the Fund is entitled to sell, during a 90 day period, a number of Shares that does not exceed the greater of 1% of the then outstanding Shares or the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements, and to the availability of current public information about the Fund. In addition, any profit resulting from the sale of Shares acquired by the Horejsi Affiliates pursuant to the Over-Subscription Privilege, if the Shares are held for a period of less than six months, must be returned to the Fund pursuant to Section 16 of the Exchange Act.


Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder of Shares will be stated on the Subscription Certificates delivered to the holder. The method by which Rights may be exercised and Shares paid for is set forth below in "Method of Exercising Rights" and "Payment for Shares." A RIGHTS HOLDER WILL HAVE NO RIGHT TO RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT OR NOTICE OF GUARANTEED DELIVERY. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the NYSE.


The Rights are non-transferable and may not be purchased or sold. Rights will expire without residual value at the Expiration Date. The Rights will not be listed for trading on the NYSE, and there will not be any market for trading Rights. The Shares to be issued pursuant to the Offering will be listed for trading on the NYSE, subject to the NYSE being officially notified of the issuance of those Shares.

Purpose of the Offering. At a meeting held on April 27, 2007, the Board approved the Offering and determined that it would be in the best interests of the Fund and its existing stockholders to increase the assets of the Fund. The primary reasons include:

     - The Primary Subscription will provide existing Common Stockholders an opportunity to purchase additional Shares at a price that is potentially below market value without incurring any commission or transaction charges.

     - Raising more cash will better position the Fund to take advantage of investment opportunities that may arise.


     - Increasing the Fund's assets will provide the Fund flexibility in maintaining the Distribution Policy (see discussion below). This policy permits Common Stockholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their Common Stock without having to sell Shares.


     - Increasing Fund assets may lower the Fund's expenses as a proportion of net assets because the Fund's fixed costs would be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund's expense ratio will be lowered.


     - Since the Offering will increase the Fund's outstanding Shares and the liquidity of the Shares, it may increase the number of beneficial owners of the Shares over the long term, which could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Shares on the NYSE.


     - Increasing the Fund's total assets will reduce the Fund's leverage as a percentage of assets from ____% to approximately ____% (assuming the Offering is fully subscribed). The Fund is currently leveraged with $25 million of the AMPS and the Fund intends to maintain this amount of leverage. Because leveraging increases risk, the additional assets from the Offering will mitigate risks commonly associated with leverage.

     - The increase in assets will result in the Fund exceeding the asset-coverage ratio requirements under its Articles Supplementary by a wider margin, thus giving the Fund greater flexibility to buy and hold investments without violating those requirements.


One of the purposes of the Offering is to provide the Fund flexibility in maintaining the Distribution Policy. The Distribution Policy was adopted by the Fund in May 2006. The Distribution Policy initially provided for monthly distributions at the rate of $0.10 per Share per month, or $1.20 per Share annually, which represented a 14.9% annual distribution rate relative to the Fund's NAV at the time. In February 2007, because the NAV of the Fund had increased substantially since the Distribution Policy was adopted, and the Board wished to maintain a similar annual distribution rate to that originally adopted, the Fund increased the distribution rate to $0.115 per Share per month, or $1.38 per Share annually, representing a 14.6% annual distribution rate relative to the Fund's NAV at the time. The annual distribution rate under the Distribution Policy is reviewed periodically by the Board and generally will not exceed the annual long term performance of the Fund based on a rolling 5-year performance history, subject to the Board's discretion to suspend, modify or terminate the Distribution Policy at any time. In conducting its review of the annual distribution rate and the Fund's performance history, the Board will take into account, among other factors, that during 2002, the first year the Advisers served as investment advisers to the Fund, the Fund's portfolio consisted primarily of bonds that were below investment grade, and that the Fund recognized significant losses as these investments were liquidated and the proceeds invested in common stocks consistent with the Fund's new objective of total return.

Generally, distributions under the Distribution Policy will consist mostly of a return of capital. Distributions may have a small component of net investment income, but the exact tax characteristics of the distributions is not known until the Fund's fiscal year-end (i.e., November 30 of each year). A "return of capital" represents a return of a Common Stockholder's original investment in the Shares, and should not be confused with a dividend yield. To explain further, a "return of capital" is what the term implies, a return of Common Stockholders' capital investment in the Fund. A return of capital generally is not taxable. It is not considered "yield," "income," or "capital gains," items which are taxable. When Common Stockholders receive a return of capital, they are getting back part of their investment and consequently the return of their already-taxed capital investment is tax free to the Common Stockholders.

Currently, the Fund does not expect that distributions will include any capital gain component. In addition, it is possible that a portion of the distributions will represent capital gains earned by the Fund but offset by capital loss carry-forwards, which will be taxable at ordinary income tax rates. To the extent Common Stockholders receive a return of capital they will be required to reduce their cost basis by the same amount upon the sale of their Shares. This adjustment to their cost basis in Shares means that, when Common Stockholders decide to sell Shares in the Fund, they will have a larger capital gain (or smaller capital loss) than prior to the implementation of the Distribution Policy. This may have negative tax consequences, and Common Stockholders should seek their own tax advice regarding the reporting of income and the gain or loss on the sale of the Shares. Common Stockholders should note the following important risk and other factors concerning the Distribution Policy:

     - The Distribution Policy will likely have a negative tax impact on Common Stockholders.

     - The Distribution Policy may impact the way in which the Fund is managed.

     - Distributions, if any, may include return of capital to the extent the Fund's net investment income and net capital gain are insufficient to meet the fixed distribution amount paid to Common Stockholders.

     - The Board may modify, suspend or terminate the Distribution Policy at any time and such modification, suspension or termination may have an abrupt and adverse effect on the market price of the Shares, resulting in a trading discount (if the Fund is trading at or above NAV) or widening an existing discount.

     - Common Stockholders are responsible for tracking and, if necessary, adjusting their cost basis of Shares should they receive a distribution which includes a return of capital as indicated on their tax form(s).

     - The tax characteristic of the distributions and exactly how much is net investment income, ordinary income, capital gains, if any, and return of capital, if any, will be indicated on their IRS Form 1099-DIV.

     - If the Fund's annual total return is less than the annual distribution, the Distribution Policy could have the effect of shrinking the assets of the Fund and thus increasing the Fund's expense ratio (i.e., the Fund's fixed expenses will be spread over a smaller pool of assets). The Board has determined that the annual distribution rate should not exceed the Fund's average annual long term performance of the Fund based on a rolling 5-year performance history. However, there may be interim periods where the annual distribution rate exceeds the short-term return on the Fund's NAV, which could shrink the assets of the Fund.

For a more detailed discussion of the above risk factors, see "Risk Factors - Managed Distribution Policy."

Rights holders who exercise their Rights will receive newly issued Shares within fifteen (15) days of the record date of the most recent monthly payment under the Distribution Policy, which record date may occur during the Subscription Period. Common Stockholders who receive newly issued Common Stock in the Offering will not receive a distribution under the Distribution Policy with respect to such newly issued Common Stock for the record date immediately prior to issuance of the newly issued Shares. Common Stockholders will be entitled to receive monthly distributions for record dates subsequent to their receipt of newly issued Common Stock in accordance with the Distribution Policy. The Offering will not impact the distributions to be paid to current holders of Common Stock regardless of whether they exercise their Rights or allow their Rights to lapse, subject to suspension, termination, or modification of the Distribution Policy by the Board at any time.

Board Considerations in Approving the Offering. At meetings held on April 27, 2007 and June 26, 2007, the Board determined that it would be in the best interests of the Fund and its stockholders to conduct the Offering in order to increase the assets of the Fund available for current and future investment opportunities. In making its determination, the Board considered the various factors discussed under "- Purpose of the Offering". The Board also considered a number of other factors, including the ability of the Advisers to invest the proceeds of the Offering and the effect of the Offering on the Fund's stock price. To assist it in establishing the terms of the Offering, the Board retained a financial advisor.


The Board voted unanimously to approve the terms of the Offering. Two of the Fund's Directors who voted to authorize the Offering are affiliated with the Advisers and, therefore, could benefit indirectly from the Offering. The other three directors are not "interested persons" of the Fund within the meaning of the 1940 Act. The Advisers may also benefit from the Offering because its fee is based on the net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Advisers might receive as a result of the Offering because it is not known how many Shares will be subscribed for and because the proceeds of the Offering will be invested in additional portfolio securities, which will fluctuate in value.

The Fund may, in the future, choose to make additional rights offerings from time to time for a number of Shares and on terms that may or may not be similar to this Offering. Any such future rights offerings will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act.

There can be no assurance that the Fund or its stockholders will achieve any of the foregoing objectives or benefits through the Offering.


The Subscription Price. The Subscription Price for the Shares to be issued under the Offering will be equal to the NAV per Share as calculated at the close of trading on the Expiration Date. For example, if the Offering were held using the "Estimated Subscription Price" (i.e., an estimate of the Subscription Price based on the Fund's per-share NAV at the end of business on July 13, 2007, the Friday immediately preceding the printing and distribution of this Prospectus, at which time the NAV was $9.11) then the Subscription Price would be $9.11 per Share.

Over-Subscription Privilege. If all of the Rights initially issued are not exercised, any Shares for which subscriptions have not been received (defined above as "Unsubscribed Shares") will be offered, by means of the Over-Subscription Privilege, to Record Date Stockholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable ("Over-Subscribing Stockholders"). Record Date Stockholders who exercise all their Rights will have the opportunity to indicate on the Subscription Certificate how many Unsubscribed Shares they are willing to acquire pursuant to the Over-Subscription Privilege.

If enough Unsubscribed Shares remain after the Primary Subscriptions have been exercised, all over-subscription requests will be honored in full. The method by which any Unsubscribed Shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows:

     1. Shares will be available for purchase pursuant to the Over-Subscription Privilege only if the maximum number of Shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date.

     2. If there are not enough Unsubscribed Shares to fully satisfy all over-subscription requests pursuant to the Over-Subscription
          Privilege, the Unsubscribed Shares will be allocated among Over-Subscribing Stockholders based on the number of Rights originally issued to them, so that the number of Shares issued to Over-Subscribing Stockholders will generally be in proportion to the number of Shares owned by them on the Record Date; provided, however, that if this proportional allocation results in any Over-Subscribing Stockholder being allocated a greater number of Unsubscribed Shares than such stockholder over-subscribed for pursuant to the exercise of the Over-Subscription Privilege, then such Over-Subscribing Stockholder will be allocated only such number of Unsubscribed Shares as such stockholder over-subscribed for and the remaining Unsubscribed Shares will be allocated among all other Over-Subscribing Stockholders whose request for Unsubscribed Shares has not been satisfied, but in any event not to exceed 100% of the Shares available in the Offering.

     3. The percentage of Unsubscribed Shares each over-subscriber may acquire will be rounded up to result in delivery of whole Shares (fractional Shares will not be issued).

The forgoing allocation process may involve a series of allocations in order to assure that the total number of Unsubscribed Shares is distributed proportionally as described above. The Fund will not offer or sell any Shares which are not subscribed for under the Primary Subscription or the
Over-Subscription Privilege. The Over-Subscription Privilege may result in additional dilution of a Shareholder's ownership percentage and voting rights.

Expiration of the Offering. The Offering will expire at 5:00 p.m., New York City time, on the Expiration Date (August 24, 2007), unless extended by the Fund to a date not later than September 3, 2007, 5:00 p.m., New York City time (the "Extended Expiration Date"). Rights will expire on the Expiration Date (or Extended Expiration Date as the case may be) and thereafter may not be exercised.


Method of Exercising Rights. Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge the Rights holder a servicing fee in connection with such exercise.

Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the third Business Day after the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares"). The Subscription Certificate and payment should be delivered to Colbent Corporation at the following address:


              If By Mail:                              If By Hand:                     If By Overnight Courier:
              -----------                              -----------                     -----------------------
          Colbent Corporation                     Colbent Corporation                    Colbent Corporation
        Attn: Corporate Actions                  Attn: Corporate Actions               Attn: Corporate Actions
            P.O. Box 859208                      c/o Colbent Corporation                 161 Bay State Drive
       Braintree, MA 02185-9208                    161 Bay State Drive                    Braintree, MA 02184
                                                  Braintree, MA 02184




Subscription  Agent.  The  Subscription  Agent  is  Colbent  Corporation,  Attn:
Corporate Actions, P.O. Box 859208, Braintree, MA 02185-9208. The Subscription Agent will receive from the Fund an amount estimated to be $[_________], comprised of the fee for its services and the reimbursement for certain expenses related to the Offering. INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT 1-800-965-5212; HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.


Payment for Shares. Payment for Shares shall be calculated by multiplying the Estimated Subscription Price of $9.11 per Share times the sum of (i) the number of Shares intended to be purchased in the Primary Subscription (e.g., the number of Rights exercised divided by three), plus (ii) the number of additional Shares intended to be over-subscribed under the Over-Subscription Privilege. For example, if a Common Stockholder receives 300 Rights and wishes to subscribe for 100 Shares in the Primary Subscription, and also wishes to over-subscribe for 50 additional Shares under the Over-Subscription Privilege, he would send in $9.11 x 100 ($____) plus $9.11 x 50 ($____). Record Date Stockholders who wish to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

     1. If, prior to 5:00 p.m., New York City time, on the third (3rd) Business Day after the Expiration Date, the Subscription Agent shall have received a Notice of Guaranteed Delivery by telegram or otherwise, from a bank or trust company or a NYSE member firm guaranteeing delivery of (i) payment of the Estimated Subscription Price of $9.11 per Share for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate is received by the Subscription Agent prior to 5:00 p.m., New York City time, on the third (3rd) Business Day after the Expiration Date (the "Protect Period").

     2. Alternatively, a Rights holder can, together with the properly completed and executed Subscription Certificate, send payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, to the Subscription Agent based on the Estimated Subscription Price of $9.11 per Share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the third (3rd) Business Day after the Expiration Date.

If the Estimated Subscription Price is greater than the actual per Share purchase price, the excess payment will be applied toward the purchase of
Unsubscribed Shares to the extent that there remain sufficient unsubscribed Shares available after the Primary Subscription and Over-Subscription Privilege allocations are completed. To the extent that sufficient Unsubscribed Shares are not available to apply all of the excess payment toward the purchase of Unsubscribed Shares, available Shares will be allocated in the manner consistent with that described in the section entitled "Over-Subscription Privilege" above. Any excess payment will be refunded to the Record Date Stockholders participating in the Over-Subscription Privilege to the extent that additional Shares are not available.


A PAYMENT, PURSUANT TO THE SECOND METHOD DESCRIBED ABOVE, MUST ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

Within five (5) business days following the completion of the Protect Period, a confirmation will be sent by the Subscription Agent to each Common Stockholder (or, if the Shares on the Record Date are held by CEDE or any other depository or nominee, to CEDE or such other depository or nominee). The date of the confirmation is referred to as the "Confirmation Date." The confirmation will show (i) the number of Shares acquired pursuant to the Primary Subscription;
(ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such Common Stockholder to the Fund (e.g., if the Estimated Subscription Price was less than the Subscription Price on the Expiration Date) or any excess to be refunded by the Fund to such Common Stockholder (e.g., if the Estimated Subscription Price was more than the Subscription Price on the Expiration Date). Any additional payment required from a Common Stockholder must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the date specified as the deadline for final payment for Shares, and any excess payment to be refunded by the Fund to such Common Stockholder will be mailed by the Subscription Agent within ten (10) Business Days after the Confirmation Date. All payments by a Common Stockholder must be made in United States Dollars by money order or by checks drawn on banks located in the continental United States payable to Eastern Bank acting on behalf of the Subscription Agent.

Whichever  of  the  above  two  methods  is  used,   issuance  and  delivery  of
certificates for the Shares subscribed for are subject to collection of funds and actual payment pursuant to any notice of guaranteed delivery.

The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account at Eastern Bank pending distribution of the Shares from the Offering. All interest will accrue to the benefit of the Fund and investors will not earn interest on payments submitted nor will interest be credited toward the purchase of Shares.

YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER THE SUBSCRIPTION AGENT HAS RECEIVED THE SUBSCRIPTION CERTIFICATE OR NOTICE OF GUARANTEED DELIVERY.


If a Record Date Stockholder who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the Shares actually purchased by the holder in the open market, and apply the proceeds to the amounts owed; or (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.


Holders who hold Shares for the account of others, such as brokers, trustees, or depositaries for securities, should notify the respective beneficial owners of the Shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND OR THE ADVISERS.


The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, each Record Date Stockholder or Rights Purchaser participating in the Offering is strongly urged to pay, or arrange for payment, by means of a certified or cashier's check or money order.


All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. If the Fund elects in its sole discretion to waive any defect or irregularity, it may do so on a case-by-case basis which means that not all defects or irregularities may be waived, if at all, or waived in the same manner as with other defects or irregularities. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.


Impact of the Offering on the Managed Distribution Policy. Rights holders who exercise their Rights will receive newly issued Shares within fifteen (15) days of the record date of the most recent monthly payment under the Distribution Policy, which record date may occur during the Subscription Period. Common Stockholders who receive newly issued Common Stock in the Offering will not receive a distribution under the Distribution Policy with respect to such newly issued Shares for the record date immediately prior to issuance of the newly issued Shares. Common Stockholders will be entitled to receive monthly distributions for record dates subsequent to their receipt of newly issued Common Stock in accordance with the Distribution Policy. The Offering will not impact the distributions to be paid to current Common Stockholders regardless of whether they exercise their Rights or allow their Rights to lapse, subject to suspension, termination, or modification of the Distribution Policy by the Board at any time.

Delivery of Stock Certificates. Certificates representing Shares purchased pursuant to the Primary Subscription will be delivered to subscribers as soon as practicable after the corresponding Rights have been validly exercised and full payment for the Shares has been received and cleared. Certificates representing Shares purchased pursuant to the Over-Subscription Privilege will be delivered to subscribers as soon as practicable after the Expiration Date and after all allocations have been conducted.


Foreign Restrictions. Subscription Certificates will only be mailed to Record Date Stockholders whose addresses are within the United States (other than an APO or FPO address). Record Date Stockholders whose addresses are outside the United States or who have an APO or FPO address will receive written notice of the Offering and those who wish to subscribe to the Offering either in part or in full should contact the Subscription Agent, by written instruction or recorded telephone conversation at [_phone number_], no later than three Business Days prior to the Expiration Date. The Fund will determine whether the Offering may be made to any such Record Date Stockholder. If no instructions have been received by the Expiration Date, the Rights of those foreign Record Date Stockholders will expire.

Federal Income Tax Consequences Associated with the Offering. The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Stockholder and a subsequent lapse or exercise of such Rights. The discussion is based upon applicable provisions of the Code, the Treasury Regulations promulgated thereunder, and other authorities currently in effect but does not address any state, local, or foreign tax consequences of the Offering. Each Common Stockholder should consult its own tax advisor regarding specific questions as to federal, state, local, or foreign taxes. Each Common Stockholder should also review the discussion of certain tax considerations affecting it and the Fund set forth under "Federal Income Tax Matters."


For purposes of the following discussion, the term "Old Share" shall mean a currently outstanding Share with respect to which a Right is issued and the term "New Share" shall mean a newly issued Share that Record Date Stockholders receives upon the exercise of their Rights.

FOR ALL RECORD DATE STOCKHOLDERS

     Neither the receipt nor the exercise of Rights by a Record Date Stockholder will result in taxable income to such stockholder for federal income tax purposes regardless of whether or not the stockholder makes the below-described election which is available under Section 307(b)(2) of the Code (a "Section 307(b)(2) Election").

     If the fair market value of the Rights distributed to all of the Record Date Stockholders is more than 15% of the total fair market value of all of the Fund's outstanding Common Stock as of the Record Date, or if a Record Date Stockholder makes a Section 307(b)(2) Election for the taxable year in which such Rights were received, the Record Date Stockholder's federal income tax basis in any Right received pursuant to the Offering will be equal to a portion of the Record Date Stockholder's existing federal income tax basis in the related Old Share. If made, a Section 307(b)(2) Election is effective with respect to all Rights received by a Record Date Stockholder. A Section 307(b)(2) Election is made by attaching a statement to the Record Date Stockholder's federal income tax return for the taxable year of the Record Date (which is the same as the year as when the Rights were received). Record Date Stockholders should carefully review the differing federal income tax consequences described below before deciding whether or not to make a Section 307(b)(2) Election.

FOR RECORD DATE STOCKHOLDERS WHEN THE FAIR MARKET VALUE OF RIGHTS DISTRIBUTED EXCEED 15% OF THE TOTAL FAIR MARKET VALUE OF THE FUND'S COMMON STOCK OR WHEN MAKING A SECTION 307(b)(2) ELECTION

     LAPSE OF RIGHTS. If the fair market value of rights distributed exceed 15% of the total fair market value of the Common Stock or if a Record Date Stockholder makes a Section 307(b)(2) Election, no taxable loss will be realized for federal income tax purposes if the Record Date Stockholder retains a Right but allows it to lapse without exercise. Moreover, the existing federal income tax basis of the related Old Share will not be reduced if such lapse occurs.

     EXERCISE OF RIGHTS. If a Record Date Stockholder exercises a Right, the Record Date Stockholder's existing federal income tax basis in the related Old Share must be allocated between such Right and the Old Share in proportion to their respective fair market values as of the Record Date (effectively reducing the Record Date Stockholder's basis in his Old Share). Upon such exercise of the Record Date Stockholder's Rights, the New Shares received by the Record Date Stockholder pursuant to such exercise will have a federal income tax basis equal to the sum of the basis of such Rights as described in the previous sentence and the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the Record Date Stockholder by his broker, bank or trust company and other similar costs). If the Record Date Stockholder subsequently sells such New Shares (and holds such Shares as capital assets at the time of their sale), the Record Date Stockholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the Record Date Stockholder's federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the date that the New Shares are acquired by the Record Date Stockholder.

FOR RECORD DATE STOCKHOLDERS NOT MAKING A SECTION 307(b)(2) ELECTION WHEN THE FAIR MARKET VALUE OF THE RIGHTS DISTRIBUTED ARE LESS THAN 15% OF THE TOTAL FAIR MARKET VALUE OF THE FUND'S OUTSTANDING COMMON STOCK

     LAPSE OF RIGHTS. If the fair market value of the Rights distributed are less than 15% of the total fair market value of the outstanding Common Stock and a Record Date Stockholder does not make a Section 307(b)(2) Election for the taxable year in which such Rights were received, no taxable loss will be realized for federal income tax purposes if the Record Date Stockholder retains a Right but allows it to lapse without exercise. Moreover, the federal income tax basis of the related Old Share will not be reduced if such lapse occurs.

     EXERCISE OF RIGHTS. If a non-electing Record Date Stockholder exercises his Rights, the federal income tax basis of the related Old Shares will remain unchanged and the New Shares will have a federal income tax basis equal to the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the Record Date Stockholder by his broker, bank or trust company and other similar costs). If the Record Date Stockholder subsequently sells such New Shares (and holds such Shares as capital assets at the time of their sale), the Record Date Stockholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the stockholder's federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the Record Date Stockholder acquires the New Shares through the Offering.

Employee Plan Considerations. Record Date Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts ("IRA") (each a "Benefit Plan" and collectively, "Benefit Plans"), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under
Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

Benefit to the Advisers and Co-Administrator. The Advisers and FAS (defined below) will benefit from the Offering because their fees are based on the average total net assets of the Fund.


It is not possible to state precisely the amount of additional compensation the Advisers and FAS will receive as a result of the Offering because the proceeds of the Offering will be invested in additional portfolio securities that will fluctuate in value. However, if all Rights are exercised at the Estimated Subscription Price of $9.11 (i.e., the estimated subscription price based on the Fund's NAV and Share price on July 13, 2007), the annual compensation to be received by the Advisers and FAS would be increased by approximately $________________. This is discussed in "The Investment Co-Advisory Agreements" below. Two of the Fund's Directors who voted to approve the Offering are "interested persons" of the Advisers within the meaning of the 1940 Act. These Directors, Susan L. Ciciora and John S. Horejsi, could benefit indirectly from the Offering because of their beneficial interest in the Advisers and FAS. See "Information Regarding the Advisers and Other Service Providers" below. While it was cognizant of the benefit to the Advisers and FAS and indirect benefit to these "interested persons," the Board nevertheless concluded that the Offering was in the best interest of the Fund's stockholders.


The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of Shares and on terms which may or may not be similar to the Offering. Any such future rights offerings will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which the Fund is incorporated, under certain circumstances, the Board is authorized to approve rights Offerings without obtaining stockholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring stockholder approval of a rights offering at a price below the then current NAV so long as certain conditions are met, including a good faith determination by the fund's board of directors that such offering would result in a net benefit to the Fund's existing stockholders. Such future offerings would similarly benefit the Advisers and FAS.


                           INFORMATION ABOUT THE FUND

The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation in October 1972. The Fund seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities. The Fund invests primarily in common stocks, including dividend paying common stocks such as those issued by utilities, REITs and RICs. The Fund also invests in fixed income securities such as U.S. government securities, preferred stocks and bonds. The Fund invests primarily in securities of U.S.-based companies and to a lesser extent in foreign equity securities and sovereign debt, in each case denominated in foreign currency. The Fund has no restrictions on its ability to invest in foreign securities. The Fund is concentrated in Real Estate Related Companies, which means it must invest more than 25% of its total assets in such companies. No assurance can be given that the Fund will achieve its investment objective. The address of the Fund is 2344 Spruce Street, Suite A, Boulder, Colorado 80302 and its telephone number is (303) 444-5483.

The Fund began investment activities in January 1974 as a registered closed-end, diversified management investment company. From its inception, and prior to April 26, 2002, the Fund was named USLife Income Fund, Inc. and was virtually 100% invested in corporate bonds. In January 2002, the Fund's largest stockholder, the Ernest Horejsi Trust No. 1B, succeeded in replacing the Board with a slate of its nominees. Soon thereafter, in April 2002, stockholders approved changing the Fund's investment objective and corporate name, changing the Fund's classification from diversified to non-diversified and changing or eliminating a number of the Fund's fundamental investment restrictions.
Thereafter, the Fund began the process of liquidating its bond portfolio and started investing in common equities consistent with the new investment objective.


                             MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board. Accordingly, the Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisers. There are currently five directors of the Fund, two of whom are "interested persons" of the Fund (as defined in the 1940 Act).

Information about Directors and Officers. Set forth in the following table is certain information about each Director of the Fund, including his or her age, position with the Fund, term of office, length of time served and principal occupation during the last five years:


---------------------------------------- -------------------------------- ----------------------------------------------------------
Name, Address*, Age      Position, Length of              Principal Occupation(s) and Other Directorships Held  Number of Funds in
                                                                      During the Past Five Years                Fund Complex+
                         Term Served, and Term of Office                                                        Overseen by Director
---------------------------------------- -------------------------------- ----------------------------------------------------------
---------------------------------------- -------------------------------- ----------------------------------------------------------
Independent Directors

Joel W. Looney           Director   of  the  Fund  since  Partner,   Financial   Management   Group,  LLC  (investment             3
Chairman                 2002.  Chairman of the Board of  adviser), since July 1999; CFO, Bethany College,  1995-1999;
Age:  44                 the Fund  since  2004.  Current  Director of Boulder Total Return Fund, Inc.  ("BTF"),  since term  to  expire  at  the  2008  2001;  Director and Chairman of the Board,  First  Financial
                         annual meeting.                  Fund, Inc. ("FF"), since 2003.


Dr. Dean L. Jacobson     Director   of  the  Fund  since  Founder  and   President  of  Forensic   Engineering,   Inc.             3
Age: 68                  2006.  Current  term to  expire  (engineering investigations);  Professor Emeritus at Arizona
                         at the 2008 annual meeting.      State  University,  since 1997;  Professor of Engineering at
                                                          Arizona  State  University,  prior to 1997;  Director of BTF since 2004; Director of FF since 2003.


Richard I. Barr          Director   of  the  Fund  since  Retired.  Manager,   Advantage  Sales  and  Marketing,  Inc.             3
Age:  69                 2002.  Current  term to  expire  (food brokerage),  1963-2001; Director of BTF since 1999 and
                         at the 2008 annual meeting.      Chairman of the Board since 2003; Director of FF since 2001.


---------------------------------------- -------------------------------- ----------------------------------------------------------
Interested Directors ++
---------------------------------------- -------------------------------- ----------------------------------------------------------

John S. Horejsi          Director   of  the  Fund  since  Director,  Horejsi Charitable Foundation (private charitable             3
Age: 39                  2004.  Current  term to  expire  foundation), since 1997; Director of BTF and FF since 2006.
                         at the 2008 annual meeting.

Susan L. Ciciora         Director   of  the  Fund  since  Trustee  of the  Lola  Brown  Trust  No.  1B and the  Ernest             3
Age: 42                  2006.  Current  term to  expire  Horejsi   Trust  No.  1B;   Director,   Horejsi   Charitable
                         at the 2008 annual meeting.      Foundation,  Inc.  (private  charitable  foundation),  since
                                                          1997; Director of BTF since 2001; Director of FF since 2003

* The addresses for each Director is c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

+    The "fund complex" consists of the Fund, BTF and FF.

++ Mr. Horejsi and Ms. Ciciora are "interested persons" of the Fund by virtue of their relationship with Stewart Horejsi, the Fund's primary portfolio manager and an employee of BIA and SIA.


From the late 1980's until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the Fund's largest stockholder, the Ernest Horejsi Trust No. 1B
(the "EH Trust"). The address for the EH Trust is 3301 C Street, Suite 100, Anchorage, Alaska 99501.


The EH Trust holds [_____]% of the Fund's outstanding Shares and is the Fund's largest stockholder. The EH Trust has asserted, and the Fund has acknowledged, that the EH Trust is a "control person" as contemplated by the 1940 Act. The sole trustees of the EH Trust are Badlands Trust Company, LLC ("Badlands"), Larry Dunlap and Susan Ciciora, Stewart Horejsi's daughter (collectively, the "EH Trustees"). The EH Trustees may also be deemed to be control persons by virtue of their trusteeship with the EH Trust. The EH Trustees disclaim any such control relationship. The Stewart R. Horejsi Trust No. 2 (the "SRH Trust"), an irrevocable grantor trust established by Stewart Horejsi for the benefit of his issue, is the sole equity owner of Badlands and may be deemed indirectly to be a control person by virtue of its ownership of Badlands. The SRH Trust disclaims any such control relationship.

As  discussed  above,  the EH Trust  owns  [_____]%  of the Common  Stock,  is a
"control person" as contemplated under the 1940 Act and is affiliated with entities who own the Advisers and FAS (i.e., the Horejsi Affiliates). As a large stockholder, EH Trust is able to significantly influence any matters upon which the holders of common stock may vote, including the election of the Fund's directors and any change in the Fund's investment adviser. Since all members of the Board are elected annually, the EH Trust may be able to effect a change of control with respect to the entire Board in a single election. Similarly, several of the Fund's corporate governance provisions grant stockholders voting power or decrease the voting requirement necessary to take certain actions. As a large stockholder, the EH Trust will have greater influence over the adoption or failure of certain corporate actions requiring a vote of the Fund's stockholders. In particular, the EH Trust would have a greater influence in compelling a special meeting with the support of only a small percentage of other non-Horejsi stockholders. Nonetheless, since most of the other actions under the Fund's corporate governance provisions require the support of either a majority or two-thirds of outstanding Shares for a future change, the EH Trust cannot effect any such change without the support of a substantial number of non-Horejsi stockholders. However, in these instances, where an action requires a majority or two-thirds voting approval, the EH Trust may have an effective veto.


Together with other trusts and entities affiliated with the Horejsi family (more particularly defined below as the "Horejsi Affiliates"), the EH Trust has asserted control with respect to two other investment companies, BTF and FF. As discussed below, the Horejsi Affiliates also own the Advisers and FAS, the Fund's co-administrator. The following table shows security ownership by the Independent Directors with respect to the Fund, BTF and FF as of July 13, 2007.

                             OWNERSHIP OF THE FUND BY INDEPENDENT DIRECTORS

---------------------------------------------------------------------------------------------------------
-------------------------------------- -------------------------------- ---------------------------------
 Independent Directors and Nominees        Dollar Range of Equity          Aggregate Dollar Range of
                                         Securities in the Fund (1)      Equity Securities in the Fund,
                                                                                 BTF and FF(1)
-------------------------------------- -------------------------------- ---------------------------------
           Richard I. Barr                   $10,001 to $50,000                  Over $100,000
           Joel W. Looney                    $50,001 to $100,000                 Over $100,000
        Dr. Dean L. Jacobson                 $10,001 to $50,000               $50,001 to $100,000
-------------------------------------- -------------------------------- ---------------------------------


(1) Based on closing prices on July 13, 2007.


Direct ownership of the Common Stock by all officers and directors of the Fund is less than one percent. John Horejsi and Susan Ciciora, interested directors of the Fund, are discretionary beneficiaries of the EH Trust and may be deemed to have indirect beneficial ownership of the common stock held by the EH Trust. Mr. Horejsi and Ms. Ciciora disclaim all such beneficial ownership. Mr. Horejsi does not directly own any Shares. Stephen Miller, the Fund's president, is an officer and director of Badlands and may be deemed to have indirect beneficial ownership of the Shares held by the EH Trust. However, because two of the EH Trustees are required in order for the EH Trust to vote or exercise dispositive authority with respect to Shares owned by the EH Trust, Mr. Miller disclaims beneficial ownership of such Shares.

The names of the officers of the Fund and certain additional information are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 27, 2007. Each officer will hold such office until a successor has been elected by the Board.


---------------------------------------- ----------------------------------- -------------------------------------------------------
Name, Address**, Age                      Position, Length of Term Served,    Principal Occupation(s) and Other Directorships Held
                                                 and Term of Office                    During the Past Five Years
---------------------------------------- ----------------------------------- -------------------------------------------------------
Stephen C. Miller                        President of the Fund since         President of and General Counsel for BIA, since 1999;
Age:  54                                 January 2002 and Director from      Manager, FAS, since 1999; Vice President of SIA, since
                                         January 2002 through October        1998; Director and President of BTF since 1999
                                         2004.  Appointed annually.          (resigned as Director in 2004); Director and President
                                                                             of FF since 2003 (resigned as Director and Chairman in
                                                                             2004); officer of various other entities affiliated
                                                                             with the Horejsi family; Of Counsel, Krassa &
                                                                             Miller, LLC since 1991.

Carl D. Johns                            Chief Financial Officer, Chief      Vice President and Treasurer of BIA and Assistant
Age: 44                                  Accounting Officer, Vice            Manager of FAS, since April, 1999; Vice President,
                                         President and Treasurer since       Chief Financial Officer and Chief Accounting Officer
                                         January 2002. Appointed annually.   of BTF since 1999 and FF since August 2003.

Stephanie J. Kelley                      Secretary since January 2002.       Secretary of BTF since October 2000 and FF since
Age:  50                                 Appointed annually.                 August 2003; Assistant Secretary and Assistant
                                                                             Treasurer of various other entities affiliated with the
                                                                             Horejsi family; Employee, FAS, since March 1999.

Nicole L. Murphey                        Assistant Secretary since January   Assistant Secretary of BTF since October 2000 and FF
Age:  30                                 2002.  Appointed annually.          since August 2003; Employee, FAS, since July 1999.



** The addresses for each officer is c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.


Information Regarding the Advisers and Other Service Providers. The Fund is co-advised by BIA and SIA. Since January 2002, the Advisers have been providing advisory services to the Fund and, since March 1999, to BTF. As of November 30, 2006, the Advisers had a total of [$___] million in assets under management.

Boulder Investment Advisers, LLC. BIA was formed on April 8, 1999, as a Colorado limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Together with SIA, BIA serves as the investment co-adviser to two registered closed-end investment companies, the Fund and BTF (together, the "Boulder Funds"). At the present time, BIA has only one other client, also co-advised with SIA, which is an affiliated private foundation, the Horejsi Charitable Foundation. Stewart R. Horejsi is an employee of and investment manager for both Advisers and has extensive experience managing common stocks for the Fund as well as for the various other trusts and entities affiliated with the Horejsi family (the "Horejsi Affiliates"). The members of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company, located at 2344 Spruce Street, Suite A, Boulder CO 80302 and the Lola Brown Trust No. 1B, an irrevocable Alaska domiciled trust, whose address is c/o Badlands Trust Company, LLC, 3301 C Street, Suite 100, Anchorage, Alaska 99501 (the "Members"). The Members each hold a 50% interest in BIA. The Members are "affiliated persons" of the Fund (as that term is defined in the 1940 Act). Both Mr. Horejsi and John S. Horejsi, Mr. Horejsi's son and one of the Fund's "interested" directors, are discretionary beneficiaries under the Lola Brown Trust No. 1B as well as under other Horejsi family affiliated trusts which own Evergreen Atlantic, LLC. Accordingly, as a result of this relationship, both Stewart R. Horejsi and John S. Horejsi may directly or indirectly benefit from the relationship between the Fund and BIA.

Stewart Investment Advisers. SIA is a Barbados international business company, incorporated on November 12, 1996 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As discussed above, SIA, together with BIA, serves as the investment co-adviser to the Boulder Funds and the Horejsi Charitable Foundation, which presently are SIA's only clients. SIA is wholly owned by the Stewart West Indies Trust, an irrevocable trust domiciled in Alaska, established by Stewart Horejsi in 1996 primarily to benefit his issue (the "West Indies Trust"). The West Indies Trust's address is c/o Badlands Trust Company, LLC, 3301 C Street, Suite 100, Anchorage, Alaska 99501. Mr. Horejsi is not a beneficiary under the West Indies Trust. However, John S. Horejsi and Susan L. Ciciora, Mr. Horejsi's son and daughter and the Fund's "interested" directors, are discretionary beneficiaries under the West Indies Trust and thus, as a result of this relationship, may directly or indirectly benefit from the relationship between the Fund and SIA.

SIA is not domiciled in the United States and substantially all of its assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to (i) the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States; (ii) whether the appropriate foreign courts would enforce judgments of United States courts obtained in actions against SIA predicated upon the civil liability provisions of the federal securities laws, or (iii) whether a Barbados court would enforce, in an original action, liabilities against SIA predicated solely on federal securities laws. Pursuant to the advisory agreement between SIA and the Fund, SIA has appointed the Secretary of the Fund (presently Stephanie Kelley in Boulder, Colorado) as its agent for service of process in any legal action in the United States, thus subjecting it to the jurisdiction of the United States courts.

Portfolio Managers. Stewart R. Horejsi is the Fund's primary portfolio manager and, together with Carl D. Johns, the Fund's Vice President and Treasurer, is responsible for the day-to-day management of the Fund's assets and is primarily responsible for the Fund's asset allocation. Mr. Horejsi is [69] and has been an employee of both BIA and SIA since 2001. Mr. Horejsi has been the President or Manager of various subsidiaries of various Horejsi family affiliates since June 1986, and the investment manager for various Horejsi Affiliates since 1982. He was a director of BTF until November, 2001; General Manager of Brown Welding Supply, LLC from 1994 until 1999; and a director of Sunflower Bank from 1982 to 2000. Mr. Horejsi has been President and a Director of the Horejsi Charitable Foundation, Inc. since 1997. He received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959.

Carl D. Johns, the Fund's Vice President and Treasurer, is also Vice President and Treasurer for BIA and, together with Mr. Horejsi, is responsible for research, managing the Fund's fixed income portfolio and BIA's day-to-day advisory activities. He has worked for BIA since 1999. Since 1999, he has been Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer of the Fund as well as BTF and FF. Mr. Johns is also the assistant manager of FAS. Prior to joining BIA, Mr. Johns worked at Flaherty and Crumrine,
Incorporated, from 1992 to 1998. During that period he was an Assistant Treasurer for the Preferred Income Fund Incorporated, the Preferred Income Opportunity Fund Incorporated, and the Preferred Income Management Fund Incorporated. Mr. Johns received a Bachelors Degree in Mechanical Engineering at the University of Colorado in 1985, and a Masters Degree in Finance from the University of Colorado in 1991.

Additional information regarding the portfolio managers' compensation, other accounts managed and ownership of Shares is included in the SAI.

The Investment Co-Advisory Agreements. The Advisers and the Fund are parties to investment co-advisory agreements dated as of April 26, 2002 (the "Advisory Agreements"). Under the terms of the Advisory Agreements, the Advisers provide advisory services regarding asset allocation, manage the investment of the Fund's assets and provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as necessary for the operations of the Fund. The Advisory Agreements provide, among other things, that the Advisers will bear all expenses in connection with the performance of their services under the Advisory Agreements, although the Fund will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or employees of the Advisers; Securities and Exchange Commission fees; state Blue Sky qualification fees; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; membership fees in trade associations; stock exchange listing fees and expenses; and litigation and other extraordinary or non-recurring expenses.

The Advisory Agreements provide that the Fund shall pay to the Advisers for their services an aggregate monthly fee at the annual rate of 1.25% of the Fund's average monthly total net assets (the "Adviser Fee") (including the principal amount of leverage, if any). Under the terms of the Advisory Agreements, the Advisers split the Adviser Fee as determined by the Advisers and approved by the Board from time to time. Presently, the Adviser Fee is split between BIA and SIA 25% and 75%, respectively. Although the Advisers intend to devote such time and effort to the business of the Fund as is reasonably necessary to perform their respective duties to the Fund, the services of the Advisers are not exclusive and the Advisers may provide similar services to other investment companies and other clients and may engage in other activities. At a regular meeting of the Board held on January 27, 2007, the Advisers agreed to a waiver of advisory fees at certain "break-point" levels such that, in the future, the Adviser Fee would be calculated at the annual rate of 1.25% on asset levels up to $400 million, 1.10% on assets levels between $400-$600 million; and 1.00% on asset levels exceeding $600 million. The fee waiver agreement has a one-year term and is renewable annually.

The Advisory Agreements provide that the Advisers shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which the agreements relate, although the agreements do not protect or purport to protect the Advisers against any liability to the Fund to which the Advisers would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the agreements. Each Advisory Agreement also provides for indemnification by the Fund of the Advisers and their partners, members, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

Each Advisory Agreement will continue in effect without a term so long as its continuation is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the directors who are not parties to such Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Any of the Advisory Agreements may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Advisers on 60 days' written notice by either party to the other. Except as otherwise provided by order of the Securities and Exchange Commission or any rule or provision of the 1940 Act, each of the Advisory Agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

Fund Administrative Services, LLC. The Fund's co-administrator is FAS. FAS (formerly Boulder Administrative Services, LLC) is a Colorado limited liability company whose principal place of business is 2334 Spruce Street, Suite A, Boulder, Colorado 80302. The members of FAS are Lola Brown Trust No. 1B (50%) and Evergreen Atlantic, L.L.C. (50%) (the "Members"), each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. The officers of FAS are Stephen C. Miller, manager; Carl D. Johns, assistant manager; Laura Rhodenbaugh, secretary/treasurer; and Stephanie Kelley, assistant secretary. Since January 2002, FAS has been providing certain administrative and executive management services to the Fund, including among other things negotiation of service provider contracts, oversight of service providers, maintenance of the Fund's policies and procedures, and provision of compliance, legal and fund accounting services. FAS has also provided such administrative and executive management services to BTF since March 1999, and to FF since August 2003.

The Fund and FAS are parties to an Administration Agreement dated February 1, 2004 (the "Administration Agreement"). FAS is owned by the Members, who, as indicated above, are also the owners of BIA and are included in the group referred to herein as the Horejsi Affiliates. As discussed above, Stewart R. Horejsi and his son John S. Horejsi and daughter Susan L. Ciciora (the Fund's "interested" directors), are discretionary beneficiaries under the Lola Brown Trust No. 1B, one of the Members of FAS, and under the trusts that own Evergreen Atlantic, LLC, the other Member of FAS.

Under the Administration Agreement, the Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund's average monthly total net assets (including the principal amount of leverage, if any) up to $250 million; 0.18% of the Fund's average monthly total net assets on the next $150 million; and, 0.15% on the value of the Fund's average monthly total net assets over $400 million. Notwithstanding, FAS has agreed to cap the Fund's total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). Accordingly, FAS has agreed to waive a portion of its fee should the total monthly administration expenses exceed 0.30%.


State Street Bank and Trust Company. State Street Bank and Trust Company (formerly known as Investors Bank & Trust Company) ("State Street"), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's co-administrator and custodian. On February 4, 2007, State Street Corporation ("SSC") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") with Investors Financial Services Corp. ("IFSC"), the parent company of Investors Bank & Trust Company. Pursuant to the Reorganization Agreement, IFSC merged into SSC effective July 2, 2007. As co-administrator, State Street provides certain services including fund accounting and preparation of materials for Board meetings. Under an administration agreement and custody agreement between the Fund and State Street, the Fund pays State Street a combined monthly fee for both co-administrative and custodian services calculated at an annual rate of 0.058% of the value of the Fund's average monthly total net assets (including the principal amount of leverage, if any) up to $300 million and 0.04% on the value of the Fund's average monthly total net assets over $300 million, or a minimum monthly fee of $10,500. Presently, because of the level of the Fund's average monthly total net assets, the Fund pays the minimum of $10,500 monthly. In addition, State Street receives certain out-of-pocket expenses, transaction fees and certain charges for securities transactions. All customary fees of the custodian are paid by the Fund.

PFPC Inc. The transfer agent, dividend disbursing agent and registrar for the Shares is PFPC, an indirect, majority-owned subsidiary of the PNC Financial Services Group, Inc. PFPC is located at 4400 Computer Drive, Westborough, MA 01581-5120. As compensation for PFPC's services, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.


                           FEDERAL INCOME TAX MATTERS

Taxation of the Fund. The Fund has qualified and elected to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its stockholders, if at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and any excess of net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid this tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless, an election is made by a fund with a November or December year-end to use the fund's fiscal year); and (3) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable to stockholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Taxation Of Stockholders. Distributions paid to stockholders by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "regular dividends") are taxable to stockholder as ordinary income to the extent of the Fund's earning and profits. Distributions made to stockholders from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to stockholders but retained by the Fund, are taxable to stockholders as long-term capital gains, regardless of the length of time stockholders have owned Fund shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of shares held by a stockholder and, after such adjusted tax basis is reduced to zero, will constitute capital gains to stockholders (assuming the shares are held as a capital asset).

Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period requirements. The long-term capital gains rates will generally apply to the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividends received by the Fund in that taxable year. The Fund does not expect to have significant dividends that will qualify for this tax rate due to its significant holdings in REITs (distributions from which generally do not qualify). For this purpose, "qualified dividends" means dividends received by the Fund after December 31, 2002 from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends.

Generally, not later than 60 days after the close of its taxable year, the Fund will provide stockholders with a written notice designating the amount of any regular dividends that may qualify for the reduced rate, capital gain dividends and other distributions.

The sale or other disposition of common shares of the Fund will generally result in capital gain or loss to stockholders, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by stockholders. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For individual (non-corporate) taxpayers, however, short-term capital gains and ordinary income are currently taxed at a maximum rate of 35% while long-term capital gains recognized on or after May 6, 2003 are taxed at a maximum rate of 15%.

Dividends and other taxable distributions are taxable to stockholders even though they are reinvested in additional shares of the Fund. Although the Fund does not intend to pay dividends in January, if it does pay such a dividend which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by stockholders on December 31 of the year in which the dividend was declared. The Fund intends to distribute all net investment income and any capital gains during the month of December of each year.

The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to stockholders may be refunded or credited against a stockholders' U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.


Taxation Regarding the Distribution Policy. The Fund has adopted a managed distribution policy (defined above as the "Distribution Policy") whereby the Fund makes monthly distributions to stockholders from net investment income, capital gains and/or return of capital, subject to the Board's right to suspend, modify, or terminate the distributions at any time. See "Dividends and Distributions - Managed Distribution Policy."

Generally, distributions under the Policy will consist mostly of a return of capital to stockholders. Distributions may have a small component of net investment income, but the exact tax characteristics of the distributions will not be known until the Fund's fiscal year-end (i.e., November 30 of each year). A "return of capital" represents a return of a stockholder's original investment in the Fund's shares, and should not be confused with a dividend yield. A "return of capital" is a return of stockholders' capital investment in the Fund. A return of capital is generally not taxable and is not considered "yield," or "income," or "capital gains," items which are taxable. When stockholders receive a return of capital, they are getting back part of their investment and consequently the return of their already-taxed capital investment is tax free to the stockholders.


An IRS Form 1099-DIV will be sent to stockholders indicating the tax characteristic of the distributions they received and exactly how much would be net investment income, ordinary income, capital gains, if any, and return of capital, if any. This Form 1099-DIV should help stockholders in determining the tax treatment of their distributions under the Distribution Policy. Currently, the Fund does not expect that distributions will include any capital gain component. In addition, it is possible that a portion of the distributions will represent capital gains earned by the Fund but offset by capital loss carry-forwards, which will be taxable at ordinary income tax rates. To the extent stockholders receive a return of capital they will be required to adjust their cost basis by the same amount upon the sale of their Fund shares. This adjustment to their cost basis in shares of the Fund means that, when stockholders do decide to sell their shares of stock in the Fund, they will have a larger capital gain (or smaller capital loss) than prior to the implementation of the Distribution Policy. This may have negative tax consequences; stockholders should seek their own tax advice regarding the reporting of income and the gain or loss on the sale of the Fund's shares.

Although the Fund may indicate what it expects the tax characteristics of its distributions to be, it is subject to change depending on a number of factors including market conditions throughout the year and the magnitude of income and realized gains for the year. Any portion of a distribution that is paid by the Fund out of net investment income, or from capital gains, will be taxable at the appropriate rates, and this information, as stated above, will be given to stockholders on IRS Form 1099-DIV. Stockholders can expect to receive tax-reporting information for 2006 distributions from either their brokers or from the Fund's transfer agent indicating the exact composition per share of the dividends and distributions received during the calendar year. Stockholders should consult their tax advisor for proper tax treatment of each Fund's distributions.


The Distribution Policy is likely to have a negative tax impact on stockholders. If the Fund has net realized long-term capital gains during its fiscal year, and the Fund has paid out distributions during the year, the Code will deem such gains to have been paid out, even in circumstances where the distributions have not resulted in the violation of Section 19(b) of the 1940 Act. These gains will be treated as ordinary income, and will be taxed at ordinary income tax rates instead of the more favorable long-term capital gain rate. Moreover, notwithstanding the stockholders being treated as if they have received ordinary income, the Fund would still lose its capital loss carry-forwards in the amount of the gains realized. Accordingly, the payment of managed distributions when the Fund is utilizing capital loss carry-forwards to offset realized capital gains will result in tax inefficiencies for the Fund's stockholders.



                        DETERMINATION OF NET ASSET VALUE


The NAV of common stock of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. NAV per Share is determined as of the close of the regular trading session on the NYSE no less frequently than the last business day of each week and month, provided, however, that if any such day is a holiday or determination of NAV on such day is impracticable, the NAV is calculated on such earlier or later day as determined by the Advisers. The Fund calculates NAV per Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding preferred stock from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Shares outstanding.


The Fund values its holdings by using market quotations provided by pricing services, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board.

                  CAPITALIZATION OF THE FUND AND OTHER MATTERS


Repurchase of Common Shares. Shares of closed-end investment companies often trade at a discount to their NAVs, and the Shares have in the past and may in the future trade at a discount to their NAV. The market price of the Shares is determined by such factors as relative demand for and supply of such Shares in the market, the Fund's NAV, general market and economic conditions and other factors beyond the control of the Fund. Although the Common Stockholders do not have the right to require the Fund to redeem their Shares, the Fund may take action, from time to time, to repurchase Shares in the open market or make tender offers for its Shares at their NAV. This may, but will not necessarily, have the effect of reducing any market discount from NAV.

Any acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. Furthermore, the acquisition of Shares by the Fund may require the Fund to redeem the AMPS in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund repurchase of Shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board currently considers the following factors to be relevant to a potential decision to repurchase Shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any Share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the 1940 Act. See "Repurchase of Shares" in the SAI.


Capitalization. The Charter authorizes the issuance of 250,000,000 shares of common stock, par value $0.01 per share. The Board has authorized reclassification of up to 10,000 of these shares in one or more series of preferred stock, of which 1,000 have been reclassified and issued as AMPS. In 2002, Fund stockholders approved an amendment to the Charter which authorizes the Board, without stockholder approval, to increase the Fund's authorized capital. Pursuant to such amendment, and in connection with a rights offering in 2002, the Board approved an amendment to increase the authorized stock of the Fund to its current level.

Rights with Regard to Dividends, Voting and Liquidation. Shares, when issued against payment therefor, are fully paid and non-assessable. The Shares have no preemptive, conversion, exchange or redemption rights. Each Share has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All voting rights for the election of directors are non-cumulative. Consequently, the holders of more than 50% of the Shares can elect 100% of the directors then nominated for election if they choose to do so (subject to the right of holders of preferred shares to elect directors) and, in such event, the holders of the remaining Shares will not be able to elect any directors.


Common Stock. The Fund conducted a one-for-one rights offering in 2002 which doubled the number of common shares outstanding at the time. The Fund is conducting the Offering and may conduct rights offerings in the future. Any additional offerings of shares of capital stock, if made, will require approval by the Board. Any additional offering of Shares will be subject to the requirements of the 1940 Act that common shares may not be issued at a price below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the common stockholders.

The Common Stock traded on the NYSE from January 1974 to April 29, 2002 under the symbol "UIF." From April 30, 2002 to the present, the Common Stock has traded on the NYSE under the symbol "BIF." On July 13, 2007, there were 11,396,385 Shares issued and outstanding, the NAV per Share was $9.11 and the closing price per Share on the NYSE was $12.09.


Trading and Net Asset Value Information. In the past, the Shares have traded at both a premium and at a discount in relation to NAV. Although the Shares recently have been trading at a premium above NAV, there can be no assurance that this premium will continue after the Offering or that the Shares will not again trade at a discount. Shares of closed-end investment companies such as the Fund frequently trade at a discount from NAV. See "Risk Factors." The Shares are listed and traded on the NYSE. The average weekly trading volume of the Shares on the NYSE during the calendar year ended December 31, 2006 was ___________ Shares. The following table shows for the quarters indicated: (i) the high and low sale price of the Shares on the NYSE; (ii) the high and low NAV per Share; and (iii) the high and low premium or discount to NAV at which the Shares were trading (as a percentage of NAV).

      Fiscal Quarter Ended                  Price $                Net Asset Value $       Premium/(Discount) to Net
                                                                                                 Asset Value %
                                       High          Low           High          Low           High          Low




On July 13, 2007, the Friday immediately prior to the effective date of the Offering, the last reported sale price per Share on the NYSE was $$12.09 and the Fund's NAV per Share was $9.11. The premium of the Shares on July 13, 2007 was 32.71%.


Preferred Stock. Under the Charter, the Board is authorized to classify and reclassify any unissued Shares as part of an issuance of preferred stock. The Board is also authorized to set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms or conditions of redemption of such Shares. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of Shares and outstanding preferred shares of the Fund have no preemptive right to purchase any preferred shares that might be issued. On July 29, 2005, the Board authorized the reclassification of up to 10,000 of the Fund's unissued Shares as preferred stock.


As of July 13, 2007, the Fund has outstanding 1,000 shares of Auction Market Preferred Shares (previously defined as the AMPS). The AMPS were issued with a liquidation preference per share of $25,000, plus accumulated and unpaid dividends, and are senior securities of the Fund. The AMPS were issued on November 14, 2005, and the first dividend payment date was November 15, 2005. The AMPS normally have a dividend period consisting of 28 days. The Board may, from time to time, declare a different dividend period upon giving notice to the holders of the AMPS. Dividends on the AMPS are cumulative from the date they are first issued and are payable when, as and if declared by the Board, out of funds legally available therefor. The dividend rate for the AMPS is determined by auction. The dividend rate for the initial dividend period was [3.85]% and the first auction was held on __________, 2005. The current dividend rate paid by the Fund for its AMPS leverage is _______% as of the auction held on ______________, 2007.


It was a condition to their issuance that the AMPS be issued with a rating of not less than "Aaa" from Moody's Investor Services, Inc. ("Moody's") and "AAA" from Fitch, Inc. ("Fitch"). These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold, or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Advisers and information obtained from other sources. The ratings may be changed, suspended or withdrawn, in the rating agencies' discretion, as a result of changes in, or the unavailability of, such information. In connection with the receipt of such rating, the composition of the Fund's portfolio must reflect guidelines established by Moody's and Fitch and the Fund is required to maintain a minimum discounted asset coverage with respect to the AMPS.

Holders of AMPS do not have the right to cause the Fund to redeem their shares. The Fund may, however, be required by applicable law or by rating agency guidelines to redeem the AMPS if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund may also voluntarily redeem the AMPS without the consent of its holders.

The 1940 Act requires that the holders of any preferred shares, voting together as a single class separate from the holders of common shares, have the right to elect at least two directors of the Fund at all times and to elect a majority of the directors at any time if two years' dividends on the AMPS have not been paid and the Fund has not eliminated all dividend arrearages. The holders of AMPS and any other outstanding preferred shares will vote as a separate class on certain other matters as required under the Charter, the 1940 Act, and Maryland law. Each AMPS share carries one vote with respect to matters on which AMPS can be voted. AMPS, when issued against payment therefor, will be fully paid and non assessable and have no preemptive, conversion or cumulative voting rights.

Effects of Leverage. The only obligation that the Fund has to holders of the AMPS is to pay the agreed-upon dividend rate as set by auction every 28 days. Any income earned in excess of such dividend rate and Fund expenses would directly benefit Common Stockholders. The Fund may not pay any ordinary dividend to Common Stockholders until after all dividends due the holders of AMPS have been paid. The following table is designed to assist stockholders in understanding the effects of leverage on an investment in the Fund. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio Assets (Net of          -10%        -5%        0%         5%        10%
Expenses)
                                                  ---------- ---------- ---------- --------- ----------

Corresponding Actual Returns to Common            [-17.9%]   [-10.2%]    [-2.5%]    [5.2%]    [12.9%]
Stockholders Under Current Capital Structure
(i.e.,  prior to Offering)

Corresponding Expected Returns to Common          [-16.6%]    [-9.4%]    [-2.3%]    [4.8%]    [11.9%]
Stockholders Post Offering


The following factors associated with leveraging, in addition to those items discussed in "Risk Factors and Special Considerations" above, could increase the investment risk and volatility of the price of the Shares:

     (1) leveraging exaggerates any increase or decrease in the value of the Shares;

     (2) the dividend requirements on preferred stock may exceed the income from the portfolio securities purchased with the proceeds from the issuance of preferred stock;

     (3) a decline in NAV results if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including any dividend requirements of preferred stock);

     (4) a decline in NAV could affect the ability of the Fund to make Common Stock dividend payments;

     (5) a failure to pay dividends or make distributions could result in the Fund's ceasing to qualify as a regulated investment company under the Code; and

     (6) if the asset coverage for preferred stock or debt securities declines to less than two hundred percent or three hundred percent, respectively (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

Pursuant to Section 18 of the 1940 Act, it is unlawful for the Fund, as a registered closed-end investment company, to issue any class of senior security, or to sell any such security of which it is an issuer, unless it can satisfy certain "asset coverage" ratios. The asset coverage ratio means the ratio of the value of the total assets of such investment company (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of debt securities of such investment company (plus the involuntary liquidation preference of the preferred stock of such company). If the senior securities are stock, such as the AMPS, such stock must have an asset coverage of at least 200% immediately after issuance or sale of such stock. If the senior securities represent an indebtedness (i.e., "debt securities"), such debt securities must have an asset coverage of at least 300% immediately after issuance or sale of such debt securities. Subject to certain exceptions, if the Fund fails to satisfy these asset coverage ratios, it will, among other things, be prohibited from declaring any dividend (except a dividend payable in stock issued by the Fund) or declaring any other distribution. Notwithstanding the foregoing, a registered investment company may, to the extent permitted by the 1940 Act, segregate assets or "cover" transactions in order to avoid the creation of a class of senior security.

The rating received by the Fund on its AMPS, or on any other senior security which it may issue, is an assessment of the capacity of the Fund to satisfy its obligations on the AMPS or such other senior security. However, the rating on AMPS does not eliminate or mitigate the risks associated with investing in the Fund's securities. In addition, should the rating on the AMPS be lowered or withdrawn by the relevant rating agency, there may be an adverse effect on the market value of the AMPS. The Fund may also be required to redeem all or part of the AMPS. If such partial or whole redemption of the AMPS occurs, as a result of the change in or withdrawal of the rating, the Common Stock of the Fund will lose any potential benefits associated with a leveraged capital structure.

Voting Rights Associated with the AMPS. Except as otherwise indicated in this Prospectus and in the SAI, or as provided in the Charter and Articles Supplementary or as otherwise required by law, holders of AMPS will have equal voting rights with holders of Common Stock and any other Preferred Stock (one vote per share) and will vote together with holders of Common Stock and any other preferred shares as a single class. Holders of outstanding Preferred Stock, including AMPS, voting as a separate class, are entitled to elect two of the Fund's directors. The remaining directors are elected by holders of outstanding Common Stock voting as a separate class. In addition, if at any time dividends (whether or not earned or declared) on AMPS are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, the sole remedy of holders of outstanding Preferred Stock is that the number of directors constituting the Board will be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of Preferred Stock as described above, would constitute a majority of the Board. The holders of Preferred Stock will be entitled to elect that smallest number of additional directors at a special meeting of stockholders held as soon as possible and at all subsequent meetings at which directors are to be elected, unless such special voting rights are terminated as explained below. The terms of office of the persons who are directors at the time of that election will continue unless the election of additional directors by holders of Preferred Stock would cause the number of directors to exceed 12. If the Fund thereafter pays in full all accumulated and unpaid dividends on all outstanding Preferred Stock, the special voting rights stated above will cease and the terms of office of the additional directors elected by the holders of the Preferred Stock will automatically terminate.

The affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of AMPS or such higher percentage as may be required by the Charter, voting as a separate class, will be required to amend the Charter so as to adversely affect in any material respect any contract right of the AMPS or the holders thereof expressly set forth in the Charter. The affirmative vote of at least a majority of the votes entitled to be cast by the outstanding holders of AMPS, voting as a separate class, will be required to issue any shares of Preferred Stock ranking prior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund (other than previously authorized and unissued shares of AMPS, including any shares of AMPS purchased or redeemed by the Fund), or increase the authorized amount of AMPS or any other Preferred Stock. Unless a higher percentage is provided for in the Charter, the affirmative vote of a majority of the outstanding AMPS (as determined under the 1940 Act), voting as a separate class, will be required to approve any plan or reorganization adversely affecting the shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in certain restrictions described above under "Investment Objective and Policies" and in the SAI under "Investment Objective and Policies - Investment Restrictions." The class vote of holders of shares of AMPS described above will in each case be in addition to a separate vote of the requisite percentage of the votes entitled to be cast by holders of Shares and outstanding AMPS, voting as a single class, necessary to authorize the action in question.

The voting provisions with respect to the AMPS described in this Prospectus will not apply if at, or prior to, the time at which the act with respect to which the vote would otherwise be required is effected, all outstanding AMPS have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemptions.

Anti-Takeover Provisions of the Charter and Bylaws. At a meeting of stockholders held in May 2004, stockholders approved a comprehensive range of corporate governance proposals which abolished or changed a number of anti-takeover provisions previously adopted by the Fund. These included, among others, proposals to (i) declassify the Board; (ii) elect directors by a plurality of votes cast; (iii) permit stockholders to effect Bylaw amendments; (iv) set the number of directors at exactly five; and (v) prohibit the Fund from opting into the Maryland Unsolicited Takeovers Act. Nonetheless, the Fund presently has provisions in its Charter and Bylaws which may still have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure (commonly referred to as "anti-takeover" provisions):

          (1) The Charter requires the affirmative vote of at least two-thirds of the votes entitled to be cast by holders of common stock to approve, adopt or authorize (a) certain business combinations (e.g., merger, consolidation or liquidation, or sale, lease, exchange, mortgage, pledge, transfer or other disposition of the Fund's assets, etc.); (b) voluntary liquidation or dissolution of the Fund; (c) stockholder proposals regarding investment decisions; (d) conversion from a closed-end to an open-end investment company; or (e) a self-tender for, or acquisition by the Fund of, more than 25% of the Fund's outstanding shares of stock, during any twelve-month period.

          (2) The Fund's Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at stockholders' meetings where the Fund has not received sufficient prior notice of the matters.

The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, make it more difficult to effect a change in the Fund's business or management and could have the effect of depriving holders of common shares of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board, however, has considered these anti-takeover provisions and believes that they are in the best interests of stockholders.

Reports to Stockholders. The Fund sends unaudited semi-annual reports and audited annual reports, including lists of investments held, to stockholders.

Available Information. The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Securities and Exchange Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549, the Commission's New York Regional Office at 3 World Financial Center, Suite 400, New York, New York 10281 and its Chicago Regional Office at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

Additional information regarding the Fund and the Offering is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to the Offering filed by the Fund with the Securities and Exchange Commission. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission. The Commission maintains a website (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Exchange Act.


                           DIVIDENDS AND DISTRIBUTIONS


Managed Distribution Policy. In May 2006, the Fund adopted the Distribution Policy, which initially provided for monthly distributions at the rate of $0.10 per Share per month, or $1.20 per Share annually, which represented a 14.9% annual distribution rate relative to the Fund's NAV at the time. In February 2007, because the NAV of the Fund had increased substantially since the Distribution Policy was adopted, and the Board wished to maintain a similar annual distribution rate to that originally adopted, the Fund increased the distribution rate to $0.115 per Share per month, or $1.38 per Share annually, representing a 14.6% annual distribution rate relative to the Fund's NAV at the time. The annual distribution rate under the Distribution Policy is reviewed periodically by the Board and generally will not exceed the annual long term performance of the Fund based on a rolling 5-year performance history, subject to the Board's discretion to suspend, modify or terminate the Distribution Policy at any time. In conducting its review of the annual distribution rate and the Fund's performance history, the Board will take into account, among other factors, that during 2002, the first year the Advisers served as investment advisers to the Fund, the Fund's portfolio consisted primarily of bonds that were below investment grade, and that the Fund recognized significant losses as these investments were liquidated and the proceeds invested in common stocks consistent with the Fund's new objective of total return. There are certain risks associated with the Distribution Policy; see "Risk Factors - Managed Distribution Policy."

Generally, distributions under the Distribution Policy will consist mostly of a return of capital. Distributions may have a small component of net investment income, but the exact tax characteristics of the distributions is not known until the Fund's fiscal year-end (i.e., November 30 of each year). A "return of capital" represents a return of a Common Stockholder's original investment in the Shares, and should not be confused with a dividend yield. To explain further, a "return of capital" is what the term implies, a return of Common Stockholders' capital investment in the Fund. A return of capital generally is not taxable. It is not considered "yield," or "income," or "capital gains," items which are taxable. When Common Stockholders receive a return of capital, they are getting back part of their investment and consequently the return of their already-taxed capital investment is tax free to the Common Stockholders.

Currently, the Fund does not expect that distributions will include any capital gain component. In addition, it is possible that a portion of the distributions will represent capital gains earned by the Fund but offset by capital loss carry-forwards, which will be taxable at ordinary income tax rates. To the extent Common Stockholders receive a return of capital they will be required to adjust their cost basis by the same amount upon the sale of their Shares. This adjustment to their cost basis in Shares means that, when Common Stockholders decide to sell Shares in the Fund, they will have a larger capital gain (or smaller capital loss) than prior to the implementation of the Distribution Policy. This may have negative tax consequences, and Common Stockholders should seek their own tax advice regarding the reporting of income and the gain or loss on the sale of the Shares. Common Stockholders should note the following important risk and other factors concerning the Distribution Policy:

     - The Distribution Policy will likely have a negative tax impact on Common Stockholders.

     - The Distribution Policy may impact the way in which the Fund is managed.


     - Distributions, if any, may include return of capital to the extent the Fund's net investment income and net capital gain are insufficient to meet the fixed distribution amount paid to Common Stockholders.


     - The Board may modify, suspend or terminate the Distribution Policy at any time and such modification, suspension or termination may have an abrupt and adverse effect on the market price of the Shares, resulting in a trading discount (if the Fund is trading at or above NAV) or widening an existing discount.


     - Common Stockholders are responsible for tracking and, if necessary, adjusting their cost basis of Shares should they receive a distribution which includes a return of capital as indicated on their tax form(s).

     - The tax characteristic of the distributions and exactly how much is net investment income, ordinary income, capital gains, if any, and return of capital, if any, will be indicated on their IRS Form 1099-DIV.


     - If the Fund's annual total return is less than the annual distribution, the Distribution Policy could have the effect of shrinking the assets of the Fund and thus increasing the Fund's expense ratio (i.e., the Fund's fixed expenses will be spread over a smaller pool of assets). The Board will conduct an annual review of the distribution rate under the Distribution Policy to address these issues (e.g., shrinking assets and increasing expense ratio) but there may be interim periods when the annualized distribution rate exceeds the short-term return on the Fund's NAV.

For a more detailed discussion of the above risk factors, see "Risk Factors - Managed Distribution Policy."

Rights holders who exercise their Rights will receive newly issued Shares within fifteen (15) days of the record date of the most recent monthly payment under the Distribution Policy, which record date may occur during the Subscription Period. Common Stockholders who receive newly issued Common Stock in the Offering will not receive a distribution under the Distribution Policy with respect to such newly issued Common Stock for the record date immediately prior to issuance of the newly issued Shares. Common Stockholders will be entitled to receive monthly distributions for record dates subsequent to their receipt of newly issued Common Stock in accordance with the Distribution Policy. The Offering will not impact the distributions to be paid to current holders of Common Stock regardless of whether they exercise their Rights or allow their Rights to lapse, subject to suspension, termination, or modification of the Distribution Policy by the Board at any time.

Dividend  Reinvestment  Plan.  The  Fund has  adopted  a  Dividend  Reinvestment
Program, or "DRIP program," whereby participating Common Stockholders may reinvest their dividends back into the Fund. The DRIP plan allows Common Stockholders to build their Shares in the Fund automatically with each dividend payment. If the Shares are trading at a discount to NAV at the time of the dividend payment, the Plan Agent will arrange to buy Shares on the open market as long as the Shares remain at a discount. If the market price of the Shares trade at or above the NAV, then the Fund will issue new Shares at the greater of NAV or 95% of the market price per Share on the payment date.


The DRIP program is available to all registered Stockholders; that is, stockholders who hold stock in their own name, and not held in street name through a brokerage firm. Registered holders will automatically be enrolled in the DRIP plan. Therefore, Common Stockholders who are registered stockholders, and do not wish to participate, must contact the Plan Agent by phone or by mail, and request that dividends be paid in cash, rather than in Shares. Most Common Stockholders hold their stock through a brokerage firm, which means Shares are held in "street name." Common Stockholders who hold Shares in street name, may participate in the DRIP program only if their brokerage firm permits participation.

                          CUSTODIAN AND TRANSFER AGENT


State Street Bank and Trust Company serves as the Fund's co-administrator and custodian and will maintain custody of the securities and cash of the Fund. PFPC Inc. serves as the transfer agent of the Fund. Deutsche Bank Trust Company Americas serves as Auction Agent, transfer agent, dividend paying agent and registrar for the AMPS.



                                  LEGAL MATTERS

Certain legal matters in connection with the Offering will be passed on by Paul, Hastings, Janofsky & Walker LLP, Los Angeles, California ("Paul Hastings"), counsel to the Fund in connection with the Offering, and Venable LLP, Baltimore, Maryland. Paul Hastings may rely on the opinion of Venable LLP as to certain matters of Maryland law.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The data in the "Financial Highlights" section of this prospectus are based upon [financial statements for the 6 months ending May 31, 2007, that have not been audited and] financial statements for the year ending November 30, 2006, that have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, located at 555 17th Street, Denver, Colorado, as indicated in their report with respect thereto, and are incorporated by reference herein in reliance on their report given on their authority as experts in auditing and accounting.


                             ADDITIONAL INFORMATION

The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations. The SAI can be obtained without charge by calling (877) 561-7914. Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.


                         PRIVACY PRINCIPLES OF THE FUND

The Fund has established the following policy regarding information about the Fund's stockholders:

     Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Fund, BTF and FF (the "Boulder Funds") have established the following policy regarding information about the Boulder Funds' stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

     General Statement. The Boulder Funds may collect nonpublic information (e.g., name, address, email address, Social Security Number, Boulder Fund holdings (collectively, "Personal Information")) about stockholders from transactions in Boulder Fund shares. The Boulder Funds will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive prior written consent from the relevant stockholder; (ii) we believe the recipient to be such stockholder or its authorized representative; (iii) to service or support the business functions of the Boulder Funds (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Boulder Funds have not and will not in the future give or sell Personal Information about their current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

     In the future, the Boulder Funds may make certain electronic services available to their stockholders and may solicit a stockholder's email address and contact such stockholder by email, telephone or U.S. mail regarding the availability of such services. The Boulder Funds may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update a stockholder's Personal Information. In no event will the Boulder Funds transmit a stockholder's Personal Information via email without consent.

     Use of Personal Information. The Boulder Funds will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Boulder Funds and their affiliated businesses. This means that the Boulder Funds may share certain Personal Information, only as permitted by law, with affiliated businesses of the Boulder Funds, and that such information may be used for non-Boulder-Fund-related solicitation. When Personal Information is shared with the Boulder Funds' business affiliates, the Boulder Funds may do so without providing the stockholders the option of preventing these types of disclosures as permitted by law.

     Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality. The Boulder Funds and their Service Providers restrict access to non-public personal information about its stockholders to employees of the Boulder Funds' investment advisers and their affiliates with a legitimate business need for the information. The Boulder Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their stockholders. For more information about the Boulder Funds' privacy policies, please visit http://www.boulderfunds.net.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION CAN NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUND'S ADVISERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF COMMON STOCK OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF COMMON STOCK BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS AS SET FORTH IN THE PROSPECTUS OR IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.


          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


THE FUND...........................................................................................................1
USE OF PROCEEDS....................................................................................................2
INVESTMENT OBJECTIVE AND POLICIES..................................................................................2
INVESTMENT POLICIES AND RESTRICTIONS...............................................................................3
INVESTMENT POLICIES AND TECHNIQUES.................................................................................4
MANAGEMENT OF THE FUND.............................................................................................12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS....................................................................13
OWNERSHIP OF THE FUND BY DIRECTORS.................................................................................13
DIRECTOR AND OFFICER COMPENSATION..................................................................................14
COMMITTEES OF THE BOARD OF DIRECTORS...............................................................................15
INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS....................................................................16
COMPENSATION TO THE ADVISERS AND ADMINISTRATORS....................................................................19
DURATION AND TERMINATION OF THE INVESTMENT ADVISORY AGREEMENTS.....................................................19
POTENTIAL CONFLICTS OF INTEREST....................................................................................19
PROXY VOTING.......................................................................................................20
CODE OF ETHICS.....................................................................................................20
PORTFOLIO TRANSACTIONS, BROKERAGE ALLOCATION AND OTHER PRACTICES...................................................20
REPURCHASE OF SHARES...............................................................................................21
FEDERAL INCOME TAX MATTERS.........................................................................................22
PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION.............................................................27
FINANCIAL STATEMENTS...............................................................................................27
ADDITIONAL INFORMATION.............................................................................................28


Appendix A - Proxy Voting Policies and Procedures

                       BOULDER GROWTH & INCOME FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

Boulder Growth & Income Fund, Inc. (the "Fund") is a closed-end, non-diversified management investment company. This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated __________, 2007 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before participating in the rights offering (the "Offering") described in the Prospectus or otherwise purchasing the Fund's common stock. A copy of the Prospectus may be obtained without charge by calling the Fund's co-administrator (Fund Administrative Services, LLC) at (877) 561-7914. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings given to them in the Prospectus.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

This Statement of Additional Information is dated _________________, 2007.




                                TABLE OF CONTENTS


THE FUND                                                                                                                 1

USE OF PROCEEDS                                                                                                          2

INVESTMENT OBJECTIVE AND POLICIES                                                                                        2

INVESTMENT POLICIES AND RESTRICTIONS                                                                                     3

INVESTMENT POLICIES AND TECHNIQUES                                                                                       4

MANAGEMENT OF THE FUND                                                                                                   13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                                                                          13

OWNERSHIP OF THE FUND BY DIRECTORS                                                                                       14

DIRECTOR AND OFFICER COMPENSATION                                                                                        14

COMMITTEES OF THE BOARD OF DIRECTORS                                                                                     15

INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS                                                                          17

COMPENSATION TO THE ADVISERS AND ADMINISTRATORS                                                                          19

DURATION AND TERMINATION OF THE INVESTMENT ADVISORY AGREEMENTS                                                           20

POTENTIAL CONFLICTS OF INTEREST                                                                                          20

PROXY VOTING                                                                                                             20

CODE OF ETHICS                                                                                                           21

PORTFOLIO TRANSACTIONS, BROKERAGE ALLOCATION AND OTHER PRACTICES                                                         21

REPURCHASE OF SHARES                                                                                                     22

FEDERAL INCOME TAX MATTERS                                                                                               23

PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION                                                                   27

FINANCIAL STATEMENTS                                                                                                     28

ADDITIONAL INFORMATION                                                                                                   28




                                    THE FUND

From its inception in 1972 until 2002, the Fund was called USLife Income Fund, Inc. (the "Predecessor Fund"). The Predecessor Fund was managed to provide "a high level of current income," was virtually 100% invested in corporate bonds and was classified as a diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"). At a special stockholder meeting held in April 2002, stockholders approved changes in the Fund's name, in the investment objective to "total return" and in the Fund's classification from diversified to non-diversified, and eliminated or changed certain of the Fund's fundamental investment policies. See "Fundamental Policies" below. After the Fund implemented these changes, the Fund's advisers liquidated a substantial portion of the Fund's bond portfolio. As of _______________, 2007, none of the Fund's assets were invested in bonds.

                                 USE OF PROCEEDS


The proceeds of the Offering will be invested in accordance with the Fund's investment objective and policies as soon as practicable. The Advisers (defined below) anticipate that it may take up to six months for the Fund to invest substantially all of the net proceeds of this Offering in accordance with its investment objective and policies under current market conditions. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. The increase in assets as a result in the Offering may also be used to help the Fund maintain the Distribution Policy (as defined below). The Distribution Policy permits Common Stockholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their Common Stock without having to sell Shares. See "Investment Policies and Restrictions - Other Investment Techniques and Policies - Managed Distribution Policy" below.



                        INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is total return. The Fund seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities. The Fund invests primarily in common stocks, including dividend paying common stocks such as those issued by utilities, real estate investment trusts ("REITs") and registered investment companies ("RICs"). The Fund also invests in fixed income securities such as U.S. government securities, preferred stocks and bonds. The Fund invests primarily in securities of U.S.-based companies and to a lesser extent in foreign equity securities and sovereign debt, in each case denominated in foreign currency. The Fund has no restrictions on its ability to invest in foreign securities. The Fund is concentrated in Real Estate Related Companies, which means it must invest more than 25% of its total assets in REITs or the equity or debt securities of companies in or primarily servicing the real estate industry or deriving a substantial portion of their revenue from, or having a substantial portion of their assets invested in, real estate. No assurance can be given that the Fund will achieve its investment objective.

The Fund is a "non-diversified" investment company, as defined in the 1940 Act, which means that it is permitted to invest its assets in a more limited number of issuers than "diversified" investment companies. A diversified company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. However, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), (A) not more than 25% of the Fund's total assets may be invested in securities of any one issuer (other than U.S. government securities and RICs) or of any two or more issuers controlled by the Fund which may be deemed to be engaged in the same, similar or related trades or businesses, and (B) with respect to 50% of the total value of the Fund's portfolio, (i) the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer (other than U.S. government securities and RICs), and (ii) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and RICs). The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund may be subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value, reflecting fluctuation in the value of large Fund holdings.

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks, primarily domestic common stocks and secondarily in foreign common stocks denominated in foreign currencies. The Fund's investments in common stocks may include, but is not limited to, RICs whose objective is income, REITs, and other dividend-paying common stocks. The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities, cash equivalents and other income-producing securities. The term "fixed income securities" includes, but is not limited to, corporate bonds, U.S. government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities (including bonds, U.S. government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations), cash equivalents and income-producing common stocks. Under normal circumstances, the Fund will not have more than 20% of its assets in cash or cash equivalents. The Fund may, for temporary defensive purposes, allocate a higher portion of its assets to cash and cash equivalents. For this purpose, cash equivalents consist of, but are not limited to, short-term (less than twelve months to maturity) U.S. government securities, certificates of deposit and other bank obligations, investment grade corporate bonds other debt instruments and repurchase agreements.

                      INVESTMENT POLICIES AND RESTRICTIONS

INDUSTRY CONCENTRATION POLICY. The Fund has adopted a concentration policy pursuant to which it must, under normal market conditions, invest more than 25% of its total assets in Real Estate Related Companies. The Fund must obtain stockholder approval prior to changing this policy. Real Estate Related Companies include, but are not limited to: REITs and other closed-end registered investment companies that invest primarily in REITs; home builders; real estate developers; property management companies; real estate brokerage companies; commercial and industrial construction companies; financial companies who make or service real estate mortgages and/or construction loans; title, homeowners and builders risk insurance companies; manufacturers, distributors and retailers of construction materials and/or building supplies; lumber, paper, forest products, and other companies with significant real estate holdings; holding companies of any of these companies; and any other companies that the Fund's advisers reasonably determine are "real estate related companies". Although the Fund may invest in Real Estate Related Companies of any size, it currently intends to invest in such companies with market capitalizations of greater than $500 million. Although the Fund generally invests in U.S.-based Real Estate Related Companies, such companies may invest directly or indirectly in non-U.S. properties, and the Fund may make direct investments in foreign Real Estate Related Companies.

FUNDAMENTAL POLICIES. A number of the Fund's investment policies, listed below, are "fundamental" policies (the "Fundamental Policies"), which means that the policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

     1.   Issue any senior securities except as permitted under the 1940 Act.

     2. Invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets; provided that this limitation will not apply to Real Estate Related Companies.

     3. Participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may, to the extent permitted by rules, regulations or orders of the SEC, combine orders with others for the purchases and sales of securities in order to achieve the best overall execution.

     4. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

     5. Purchase or sell real estate, except that the Fund may purchase or sell REITs and securities secured by real estate or interests therein issued by companies owning real estate or interests therein.

     6.   Purchase or sell commodities or commodity contracts.

     7. Make loans other than through the purchase of debt securities in private placements and the loaning of portfolio securities.


     8. Borrow money in an amount exceeding the maximum permitted under the 1940 Act.

     9. Underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter in selling a portfolio security which may require registration under the Securities Act of 1933.

     10. Invest more than 30% of the value of its total assets in securities which have been acquired through private placements.

     11. Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Fund or its investment adviser who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     12. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowing and to the extent related to transactions in which the Fund is authorized to engage.

With the exception of the Fund's investment objective (i.e., total return), Concentration Policy and Fundamental Policies, all other policies, statements, objectives, terms and conditions may be changed by the Fund's Board of Directors (the "Board") without stockholder approval. .Limitations on investments expressed in percentages are measured and are applicable only at the time of investment. They are not measured or applied on an ongoing basis. There is no requirement for the Fund to sell or change its portfolio investments resulting from changes in valuations to such investments.




                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks, primarily domestic common stocks and secondarily in foreign common stocks denominated in foreign currencies. The Fund's investments in common stocks may include, but is not limited to, RICs whose objective is income, REITs, and other dividend-paying common stocks. The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities, cash equivalents and other income-producing securities. The term "fixed income securities" includes but is not limited to corporate bonds, U.S. government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

COMMON STOCKS. The Fund may invest all or any portion of its assets in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other stockholder or class of stockholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Holders of common stock also have the right to participate in the assets of the corporation upon liquidation after all other claims are paid or provided for.

In selecting common stocks for investment, the Fund expects to focus primarily on U.S.-based companies and secondarily on the common stock of foreign companies denominated in foreign currencies. The Fund is permitted to invest without limitation in companies outside the U.S. Generally, target companies will have consistent high returns on equity, while using modest amounts of debt relative to their industries. The Fund seeks investments in businesses which the Fund's investment advisers, Boulder Investment Advisers, LLC ("BIA") and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers ("SIA") (collectively the "Advisers"), understand, which have fairly predictable and improving future earnings, and most importantly, are priced reasonably relative to the businesses' earnings and anticipated growth in earnings. The Fund will not necessarily focus its investments in "large-cap", "mid-cap" or "small-cap" companies since the Advisers believe it would be unwise to impose such investment limitations.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

When the Fund makes an investment in a common stock, it will likely make a significant investment and typically hold it for a long period of time. In the long run, the Fund believes that value investing produces superior total returns. However, value stocks can remain undervalued for long periods of time and may never reach what the Advisers believe are their full intrinsic values, or, as with any security may decline in value. In addition, value stocks may fall out of favor with investors and may under-perform growth stocks during given periods.


The Advisers may purchase stock of an issuer paying an unusually large dividend and, after the stock begins trading ex-dividend, sell the stock at a loss, thereby allowing the Fund to offset gains realized on other securities sold during the year. The Advisers enter into such transactions only when they believe that there is a high probability of realizing an economic profit for the Fund. This investment strategy may result in slightly higher portfolio turnover and transaction costs.

REAL ESTATE INVESTMENT TRUSTS. As a matter of investment policy, the Fund is concentrated in Real Estate Related Companies, which means it will, under normal market conditions, invest more than 25% of its total assets in such companies. The Fund must obtain stockholder approval prior to changing this policy. Real Estate Investment Trusts or REITs are included in the definition of Real Estate Related Companies and comprise a substantial portion of the Fund's assets. REITs invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its stockholders or unit-holders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its stockholders or unit-holders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. By investing in REITs indirectly through the Fund, stockholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs. The Fund invests in REITs primarily for income.

The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to stockholders or unit-holders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REGISTERED INVESTMENT COMPANIES. The Fund may invest in securities issued by RICs subject to such limitations, restrictions and conditions as imposed by Federal law. The common stock of closed-end RICs can trade at a substantial discount to the underlying net asset value of the RIC, and the Fund may, from time to time, invest in common stocks issued by RICs when they are trading at discounts or when the Advisers otherwise deem market conditions appropriate. The Fund intends to normally invest in RICs that pay dividends. RICs that pay regular dividends typically own interest rate sensitive securities, which tend to increase in value when interest rates decline, and decrease in value when interest rates increase. To the extent that the Fund invests in RICs, the Fund's stockholders will incur expenses with respect to both the Fund and that portion of the Fund's assets invested in other RICs. However, as common stocks of closed-end RICs can trade at substantial discounts to their underlying net asset values, the Advisers may deem the underlying expense of investing in a particular RIC to have minimal impact when compared to the discount at which the Fund may buy their shares. The net asset value and market value of common stock issued by RICs will fluctuate with the value of the underlying assets. The Fund may invest in the auction market preferred stock of other closed-end funds primarily as a means of investing the Fund's cash for the short-term in higher yielding alternatives to repurchase agreements or US treasury securities. The Fund will consider investing cash in these instruments, and other short-term money market type alternatives, when the yield spread is adequately attractive over repurchase agreements and US treasuries. The Fund generally will invest in auction market preferred stocks that are rated AAA although it may invest in lower rated securities from time to time.

Prior to July 31, 2006, the Fund was restricted from investing more than 10% of its total assets in other RICs. However, effective July 31, 2006, new rules under the 1940 Act lifted these restrictions such that the Fund may now invest more than 10% of its assets in other RICs with certain restrictions including:
(i) a 3% limitation on acquiring the total outstanding voting shares of any other single RIC, (ii) voting shares of acquired RICs in accordance with certain stockholder principles, and (iii) not acquiring shares of other RICs with the purpose of requiring the acquired RIC to redeem greater than one percent of that RIC's outstanding shares in a period of less than 30 days. As a result of these changes to the 1940 Act rules, and consistent with the Fund's investment objectives, the Fund may invest a greater percentage of its assets in RICs subject to any restrictions or limitations imposed by Federal law.

BONDS. Prior to April 26, 2002, the Fund was called USLife Income Fund, Inc. and was virtually 100% invested in corporate bonds. Since the Fund changed its investment objective on April 26, 2002, the Advisers have liquidated all of the Fund's bond portfolio. As of _______, 2007, none of the Fund's assets were invested in bonds.

Bonds, or fixed income securities, are debt obligations issued by the U.S. government and its agencies, corporations, municipalities and other borrowers. The market values of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise.
Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Fund's net asset values.

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

PREFERRED STOCKS. The Fund may invest in preferred securities. Preferred securities are equity securities, but they typically have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a preference over the issuer's common shares as to the payment of dividends and/or the distribution of assets upon liquidation. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than fixed income securities. Unlike common stock, preferred securities typically do not have general voting rights.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates. Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

The Fund may, from time to time, invest in preferred securities that are rated, or whose issuer's senior debt is rated, investment grade by Moody's and Standard & Poor's ("S&P") at the time of investment, although the Fund is not limited to investments in investment grade preferred securities. In addition, the Fund may acquire unrated issues that the Advisers deem to be comparable in quality to rated issues in which the Fund is authorized to invest.

MONEY MARKET INSTRUMENTS. Under normal conditions, the Fund may hold up to 20% of its assets in cash or money market instruments. The Fund intends to invest in money market instruments pending investments in common stocks, to serve as collateral in connection with certain investment techniques, and to hold as a reserve pending the payment of dividends to investors. When the Advisers believe that economic circumstances warrant a temporary defensive posture, the Fund may invest without limitation in short-term money market instruments.

Money market instruments that the Fund may acquire will be securities rated in the highest short-term rating category by Moody's Investors Service ("Moody's") or S&P or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include: U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-l by Moody's or A-1 by S&P ; and repurchase agreements.

REPURCHASE AGREEMENTS. The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet certain creditworthiness standards. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

GOVERNMENT SECURITIES. The Fund may invest in securities that include direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities ("Government Securities"). Included among direct obligations of the United States are Treasury bills, Treasury notes and Treasury bonds, which differ principally in terms of their maturities. Securities issued by U.S. government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds). No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

ZERO  COUPON  SECURITIES.  The Fund may invest up to 10% of its total  assets in zero coupon securities issued by the U.S. government, its agencies or instrumentalities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Government Securities but are not considered to be Government Securities. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

BORROWINGS. The Fund reserves the right to borrow funds to the extent permitted by its Fundamental Policies. See "Fundamental Policies" above. The proceeds of borrowings may be used for any valid purpose, including, without limitation, liquidity, investing and repurchases of capital stock of the Fund. The Fund may borrow money only in an amount up to one-third of the value of the Fund's total assets. Borrowing is a form of leverage and, in that respect, entails risks, including volatility in net asset value, market value and income available for distribution.

LENDING OF SECURITIES. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of the Fund's securities, if and when made, may not exceed 33-1/3% of the Fund's total assets. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities.

By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay reasonable fees approved by its board of directors, including, for example, fees to (a) the custodian in connection with support of the lending activities, (b) the loan or placing broker for arranging the securities loan, and/or (iii) the borrower for participating in the loan transaction; and (c) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the Fund's right to vote the securities.

SHORT SALES AGAINST THE BOX. The Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stocks sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for such sales at any one time.

ILLIQUID SECURITIES. The Fund may invest in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale, although it may not invest more than 30% of the value of its total assets in securities which have been acquired through private placement.

The Board has delegated the function of making day-to-day determinations of liquidity to the Advisers pursuant to guidelines approved by the Board. The Fund is a closed-end fund which means that managing liquidity for the purpose of stockholder redemptions is not an issue as it might otherwise be with an open-end fund. Accordingly, the Advisers are not constrained in this regard in their day-to-day management of the portfolio, knowing that redemptions are not an issue. Moreover, a majority of the securities in the Fund, both historically and currently, are exchange-traded securities with relatively good liquidity. In the few cases where the liquidity of certain securities is less so, the Advisers will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Fund may purchase and sell securities, including Government Securities, on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.


OTHER INVESTMENT TECHNIQUES AND POLICIES

AMPS LEVERAGE. The Fund is leveraged with 1,000 shares of auction market preferred stock (the "AMPS"). The AMPS are senior to the common stock and result in the financial leveraging of the common stock. Dividends on AMPS are cumulative. The Fund is required to meet certain asset coverage tests with respect to the AMPS. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the AMPS at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to common stock stockholders and could lead to sales of portfolio securities at inopportune times. Nevertheless, the Fund's management believes that well-managed leverage can have a beneficial effect on common stockholders' total return. Leverage can provide enough additional income to pay a substantial portion of Fund expenses, if there is enough of a positive spread between the borrowed money and the return on the assets acquired with such monies. Use of leverage may have a number of adverse effects on the Fund and its stockholders, including: (i) leverage may magnify market fluctuations in the Fund's underlying holdings, thus causing a disproportionate change in the Fund's net asset value; (ii) the Fund's cost of leverage may exceed the return on the underlying securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to stockholders and generally making the Fund's total return to such stockholders more volatile; (iii) the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so; and (iv) leveraging through the issuance of preferred stock requires that the holders of the preferred stock have class voting rights on various matters that could make it more difficult for the holders of the common stock to change the investment objective or fundamental policies of the Fund, to convert it to an open-end fund or make certain other changes.

Although the Fund will focus its use of leverage on producing income, the Fund may also purchase other income-producing securities (e.g., RICs, REITs and dividend-paying common stocks) or non-dividend-paying common stocks for long-term appreciation. The Fund is limited in its use of leverage to the maximum amount permitted pursuant to Section 18 of the 1940 Act.

RISKS ASSOCIATED WITH LEVERAGE. The AMPS leverage (or any other leverage) will create an opportunity for increased return but, at the same time, will involve special risk considerations. Leveraging will magnify declines as well as increases in the net asset value of the common stock and in the net return on the Fund's portfolio. Although the principal of the Fund's AMPS is fixed, the Fund's assets may change in value during the time the AMPS are outstanding, thus increasing exposure to capital risk. To the extent the return derived from the assets obtained with the AMPS proceeds exceeds the interest and other expenses that the Fund will have to pay, the Fund's net return will be greater than if AMPS leverage was not used. Conversely, however, if the return from the assets obtained with the AMPS proceeds is not sufficient to cover the dividends and cost of the AMPS, the net return of the Fund will be less than if AMPS leverage was not used, and therefore the amount available for distribution to the Fund's stockholders as dividends will be reduced.

BORROWING THROUGH REPURCHASE AGREEMENTS. The Fund may borrow by entering into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Advisers to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian or a designated sub-custodian, containing cash or liquid obligations having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending the decision. Any reverse repurchase agreements entered into by the Fund will be treated as borrowings for purposes of calculating the Fund's borrowing limitation.


MANAGED DISTRIBUTION POLICY. In May 2006 stockholders voted in favor of, and the Fund adopted, a managed distribution policy (the "Distribution Policy"). A managed distribution policy allows a fund to provide a regular, periodic (but not assured) distribution to its common stockholders which is not dependent on the amount of income earned or capital gains realized by the fund. An equity fund, such as the Fund, is designed for investors to participate in a professionally managed portfolio of equity investments. Over the long-term, equity investments have historically provided higher total returns than fixed income investments such as bonds. However, unlike most fixed income funds, which pay stockholders a regular dividend based on the fund's investment income, equity funds generally pay only one dividend per year consisting of a relatively small amount of net investment income and any net realized capital gains. A managed distribution permits a fund to distribute a predetermined monthly amount, regardless of when or whether income is earned or capital gains are realized. A managed distribution policy recognizes that many investors are willing to accept the potentially higher asset volatility of equity investments, but would prefer that a consistent level of cash distributions are available to them each month for reinvestment or other purposes of their choosing.

The Distribution Policy initially provided for monthly distributions at the rate of $0.10 per Share per month, or $1.20 per Share annually, which represented a 14.9% annual distribution rate relative to the Fund's NAV at the time. In February 2007, because the NAV of the Fund had increased substantially since the Distribution Policy was adopted, and the Board wished to maintain a similar annual distribution rate to that originally adopted, the Fund increased the distribution rate to $0.115 per Share per month, or $1.38 per Share annually, representing a 14.6% annual distribution rate relative to the Fund's NAV at the time. The annual distribution rate under the Distribution Policy is reviewed periodically by the Board and generally will not exceed the annual long term performance of the Fund based on a rolling 5-year performance history, subject to the Board's discretion to suspend, modify or terminate the Distribution Policy at any time. In conducting its review of the annual distribution rate and the Fund's performance history, the Board will take into account, among other factors, that during 2002, the first year the Advisers served as investment advisers to the Fund, the Fund's portfolio consisted primarily of bonds that were below investment grade, and that the Fund recognized significant losses as these investments were liquidated and the proceeds invested in common stocks consistent with the Fund's new objective of total return.

Exemptive relief from the SEC is not required in the near term in order to continue the Distribution Policy. The Fund has applied to the SEC for exemptive relief from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act to enable the Fund to continue the Distribution Policy over the long term. Section 19(b) of the 1940 Act limits an investment company's ability to make multiple distributions of net realized long-term capital gains each year, subject to certain exceptions contained in Rule 19b-1. Historically, investment companies that wished to implement a managed distribution policy requiring multiple capital gain distributions per year routinely received exemptive relief from
Section 19(b). However, as of the date of this Prospectus, the SEC has not responded either favorably or unfavorably to the Fund's request for exemptive relief originally filed in 2004 and amended in January 2007. It is generally believed that the SEC has imposed a moratorium on granting this type of request for exemptive relief over concerns that inadequate disclosures by investment companies regarding the tax characteristics of distributions have resulted in fund investors not understanding that distributions may include a return of capital and do not necessarily represent a dividend yield.

For the fiscal year ended November 30, 2006, the Distribution Policy did not violate Section 19(b) because the Fund had capital loss carry-forwards that were used to offset the Fund's realized net capital gains. Accordingly, distributions made pursuant to the Distribution Policy did not consist of net long-term capital gains. As of December 1, 2006, the Fund had tax loss carry-forwards of approximately $4.3 million expiring beginning in 2010. However, as of June 30, 2007 the Fund had net realized gains in excess of its capital loss carry-forwards for the fiscal year ending November 30, 2007. Unless the Fund (i) realizes capital losses prior to November 30, 2007 in an amount sufficient to offset all realized gains for the Fund's fiscal year or (ii) obtains exemptive relief from the SEC from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act prior to November 30, 2007 so it can characterize a portion of its previous distributions as realized capital gains, the Fund would be required to distribute the entire amount of its net realized capital gains for the fiscal year to its stockholders in December 2007. The per share amount of any such net realized capital gains distribution may be greater than per share amount at which monthly distributions previously have been made pursuant to the Distribution Policy, and therefore could shrink the Fund's assets more quickly than would otherwise be the case.

If and when the Fund exhausts its capital loss carry-forwards, exemptive relief from Section 19(b) and Rule 19b-1 would be required in order to continue making managed distributions unless the Board elects to characterize the Fund's final distribution for each calendar year as including all net capital gain realized during the year (and increasing the amount of the final distribution if necessary). Alternatively, the Board could elect to suspend or terminate the Distribution Policy.

There are certain risks and negative  impacts  associated with the  Distribution
Policy:

     - The Distribution Policy will likely have a negative tax impact on Common Stockholders. If the Fund has net realized long-term capital gains during its fiscal year, and the Fund has paid out distributions during the year, the Code will deem such gains to have been paid out, even in circumstances where the distributions have not resulted in the violation of Section 19(b) of the 1940 Act. These gains will be treated as ordinary income, and will be taxed at ordinary income tax rates instead of the more favorable long-term capital gain rate. Moreover, notwithstanding Common Stockholders being treated as if they have received ordinary income, the Fund would still lose its capital loss carry-forwards in the amount of the gains realized. Accordingly, the payment of managed distributions when the Fund is utilizing capital loss carry-forwards to offset realized capital gains will result in tax inefficiencies for the Common Stockholders.

     - The Distribution Policy may impact the way in which the Fund is managed. The Advisers do not expect to make significant changes to the makeup of the Fund's portfolio or seek to invest in "high yielding" securities as a result of the Distribution Policy. The Fund may carry a slightly higher cash balance from time to time in order to fulfill the distribution payments. If the Fund carries higher cash balances during rising equity markets, the Fund's performance may be negatively affected relative to other equity funds. Conversely, carrying higher cash balances during declining equity markets may positively affect the Fund's performance. To avoid Code and 1940 Act requirements to make distributions in excess of the Distribution Policy, the Advisers expect to manage the portfolio slightly differently than in the absence of the Distribution Policy, but in a manner consistent with the Fund's investment objective and policies. For example, the Advisers may realize a loss in a security by selling it in order to offset realized capital gains, whereas, absent the Distribution Policy, the Advisers may not have realized the loss. The Advisers also may increase the Fund's position in a security with an unrealized loss, and subsequently sell the tax lot with the higher tax cost basis 31 days or more after the purchase to avoid a wash sale, leaving the Fund with approximately the same position in the security but with a lower tax cost basis. The Advisers may also purchase stock of an issuer paying an unusually large dividend and, after the stock begins trading ex-dividend, sell the stock at a loss, thereby allowing the Fund to offset gains realized on other securities sold during the year. The Advisers enter into such transactions only when they believe that there is a high probability of realizing an economic profit for the Fund. The investment strategies described above were utilized by the Advisers prior to the implementation of the Distribution Policy to realize losses for the Fund in an effort to be tax efficient, and may result in slightly higher portfolio turnover and transaction costs. The Advisers will not hold positions with unrealized capital gains that they believe should be sold based on their fundamental analysis of the underlying issuer. The Advisers believe it would be better to discontinue the Distribution Policy than to see unrealized gains turn into unrealized losses. As of June 30, 2007 the Fund had net realized gains in excess of its capital loss carry-forwards for the fiscal year ending November 30, 2007. Unless the Fund (i) realizes capital losses prior to November 30, 2007 in an amount sufficient to offset all realized gains for the Fund's fiscal year or (ii) obtains exemptive relief from the SEC from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act prior to November 30, 2007 so it can characterize a portion of its previous distributions as realized capital gains, the Fund would be required to distribute the entire amount of its net realized capital gains for the fiscal year to its stockholders in December 2007. The per share amount of any such net realized capital gains distribution may be greater than per share amount at which monthly distributions previously have been made pursuant to the Distribution Policy, and therefore could shrink the Fund's assets more quickly than would otherwise be the case. The Advisers may utilize the investment strategies described above to realize capital losses in an amount sufficient to offset the Fund's realized capital gains for the fiscal year.

     - The Distribution Policy is subject to modification, suspension or termination at any time by the Board. Because the Distribution Policy was implemented without an exemption under Section 19(b) of the 1940 Act and Rule 19b-1, the Fund must have the flexibility to modify, suspend or terminate the Distribution Policy immediately if the Board deems such action to be in the best interests of the Fund and its stockholders. The Distribution Policy could have a limited duration because, unless the Fund receives exemptive relief from Section 19(b), it will eventually exhaust its capital loss carry-forwards and thus will have to make an annual distribution of all net capital gains realized by the Fund during the fiscal year or suspend or terminate the policy so as to avoid violating Section 19(b).

          It is difficult to predict when and whether the capital loss carry-forward will expire. A number of variables go into the rate at which the capital loss carry-forward may be depleted, any one of which could dramatically impact expiration. These variables include the balance of the capital loss carry-forwards (which as of December 1, 2006 was approximately $4.3 million); the balance of cash carried by the Fund; how the Fund might recognize gains or losses; and special dividend opportunities. For example, the Fund may have a position in a stock with an unrealized capital gain which the Advisers may have no intention of selling, but through a tender or merger, may be forced unexpectedly to realize the capital gain. Realizing any such capital gains may accelerate the exhaustion of the Fund's capital loss carry-forwards.

          Even if the Fund obtains exemptive relief from Section 19(b), the Board may elect to temporarily suspend the Distribution Policy for a period of at least one year so that the Fund can offset capital loss carry-forwards against realized capital gains before the Fund's capital loss carry-forwards expire (beginning in 2010). This determination would be made at a time closer to when the carry-forwards are to expire and would be based on circumstances existing at that time. Currently, as discussed above, any net realized long-term capital gains will be offset against the Fund's capital loss carry-forwards but will be taxed at ordinary income tax rates, resulting in tax inefficiencies for Common Stockholders. There would be no such negative tax consequences if the Fund did not pay managed distributions. Accordingly, if the Fund wishes to maximize its tax efficiency (i.e., have long-term gains treated and taxed as long-term gains rather than ordinary income) and take full advantage of its capital loss carry-forwards, it may elect to temporarily suspend the Distribution Policy for a period of at least one year, during which time it would offset its capital loss carry-forwards against realized gains.

          As  discussed   above,   the  annual   distribution   rate  under  the
          Distribution Policy is reviewed periodically by the Board and generally will not exceed the average annual long term performance of the Fund based on a rolling 5-year performance history. If the Fund's long term performance declines, the Board will make a corresponding reduction in the annual distribution rate under the Distribution Policy. In addition, the SEC may impose conditions on any grant of exemptive relief from Section 19(b) that require the Board to consider adjusting the annual distribution rate on a more frequent basis under certain circumstances.

     - A modification, suspension or termination of the Distribution Policy could result in a concurrent reduction or cessation of the $0.115 per Share monthly distribution presently paid to Common Stockholders. If the Distribution Policy was suspended or terminated, the Fund would revert back to its prior practice of distributing only net investment income and net realized capital gains at the end of its fiscal year. A modification, suspension or termination of the Distribution Policy could have the effect of abruptly creating a trading discount (if the Fund is trading at or above NAV) or widening an existing trading discount.

     - If the Fund's annual total return is less than the annual distribution, the Distribution Policy could have the effect of shrinking the assets of the Fund and thus increasing the Fund's expense ratio (i.e., the Fund's fixed expenses will be spread over a smaller pool of assets). The Board has determined that the annual distribution rate should not exceed the Fund's average annual long term performance of the Fund based on a rolling 5-year performance history. However, there may be interim periods where the annual distribution rate exceeds the short-term return on the Fund's NAV, which could shrink the assets of the Fund. In addition, if due to the exhaustion or expiration of the Fund's net capital loss carry-forwards the Board elects to characterize the Fund's final distribution for each calendar year as including all net capital gain realized during the year, such distribution could shrink the Fund's assets more quickly than would otherwise be the case if the per share amount of any such net realized capital gains distribution is greater than per share amount at which monthly distributions previously have been made pursuant to the Distribution Policy.

     - A distribution which contains a return of capital, which the Fund expects generally to be the case, will result in added record keeping for Common Stockholders. Return of capital is not taxable to Common Stockholders in the year it is paid. However, Common Stockholders will need to reduce the cost basis of their stock by the amount of the return of capital so that, when they sell the stock, they will have properly accounted for the return of capital. Such an adjustment will cause Common Stockholders' gain to be more, or their loss to be less, as the case may be. For example, if a Common Stockholder purchased stock in the Fund for $7.00 per Share and then receives dividends from the Fund which have $1.00 per Share return of capital, and then the stockholder subsequently sells his Shares for $7.50 per Share, his gain will be $1.50 per Share, since he would have adjusted his cost basis downward by $1.00 per Share (to $6.00 per Share). Common Stockholders who hold their stock in non-taxable accounts such as IRA's will not need to make any such adjustments. Common Stockholders should contact their own tax advisor if they have questions regarding the tax treatment of the distributions under the Distribution Policy.




                             MANAGEMENT OF THE FUND

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Accordingly, the Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisers. There are five Directors of the Fund. Two of the Directors are "interested persons" of the Fund (as defined in the 1940 Act). The Directors who are not "interested persons" of the Fund are referred to herein as "Independent Directors." See "Management of the Fund" in the Prospectus for additional information about the Directors and officers of the Fund.



                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Fund's shares as of [April 30, 2007], by each person who is known by the Fund to beneficially own 5% or more of the Fund's common stock.

                                                     Number of Shares            Number of Shares                   Percentage
          Name and Address* of Owner                  Directly Owned            Beneficially Owned              Beneficially Owned
------------------------------------------------ ------------------------- ------------------------------ --------------------------

Ernest Horejsi Trust  No. 1B (the "EH Trust")    2,375,911                 2,375,911                      20.88%
Badlands Trust Company, LLC                                                ---**                          20.88%
Stewart R. Horejsi Trust No. 2                                             ---**                          20.88%
------------------------------------------------ ------------------------- ------------------------------ --------------------------
Aggregate Shares Owned**                         2,375,911                 2,375,911                      20.88%
================================================ ========================= ============================== ==========================

Philip Goldstein and Andrew Dakos+               655,000                   655,000                        5.76%
----------------------------

* The address of each listed owner is c/o Badlands Trust Company, LLC ("Badlands"), 3301 C Street, Suite 100, Anchorage, Alaska 99502.

** Excludes shares owned by the EH Trust. Badlands is one of three trustees of the EH Trust. Badlands is a private trust company organized under the laws of Alaska and is wholly owned by the Stewart R. Horejsi Trust No. 2, an irrevocable trust organized by Stewart R. Horejsi for the benefit of his issue. The managers of Badlands are Larry Dunlap, Stephen C. Miller, Laura Rhodenbaugh, Laura Tatooles, and Ron Kukes, each of whom disclaim beneficial ownership of shares owned by the EH Trust. Mr. Miller is an officer and manager of Badlands. Because two of the Trust's trustees are required in order for the Trust to vote or exercise dispositive authority with respect to shares owned by the Trust, Mr. Miller disclaims beneficial ownership of such shares.

+ As stated in Schedule 13D Amendment No. 8 filed with the Securities and Exchange Commission on December 4, 2006.

Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

As of ________________, Cede & Co., a nominee partnership of the Depository Trust Fund, held of record, but not beneficially, [__________] shares or [____]% of common stock outstanding of the Fund. As of _____________, officers and Directors of the Fund, as a group, owned [_________] shares of the Fund's common stock (including the aggregate shares of common stock owned by the EH Trust as set forth above), representing [_____]% of common stock outstanding.



                       OWNERSHIP OF THE FUND BY DIRECTORS

     Set forth in the following table are the current members of the Board together with the dollar range of equity securities beneficially owned by each Director as of November 30, 2006, as well as the aggregate dollar range of the Fund's equity securities in all funds overseen in the Fund's family of investment companies (i.e., other funds managed by BIA and SIA and which hold themselves out as related companies).



-------------------------------------- -------------------------------- ---------------------------------
                                           Dollar Range of Equity          Aggregate Dollar Range of
                                           Securities in the Fund        Equity Securities in All Funds
                                                                          in the Family of Investment
                                                                                   Companies
-------------------------------------- -------------------------------- ---------------------------------
        Independent Directors
-------------------------------------- -------------------------------- ---------------------------------
        Dr. Dean L. Jacobson                 $10,001 to $50,000               $50,001 to $100,000
           Richard I. Barr                   $10,001 to $50,000                  Over $100,000
           Joel W. Looney                    $50,001 to $100,000                 Over $100,000
-------------------------------------- -------------------------------- ---------------------------------
        Interested Directors
-------------------------------------- -------------------------------- ---------------------------------
-------------------------------------- -------------------------------- ---------------------------------
           John S. Horejsi                     Over $100,000+                    Over $100,000
          Susan L. Ciciora                     Over $100,000+                    Over $100,000


+ 2,375,911 shares of the Fund are held by the EH Trust, with respect to which Mr. Horejsi and Ms. Ciciora are discretionary beneficiaries. Accordingly, Mr. Horejsi and Ms. Ciciora may be deemed to have indirect beneficial ownership of such Shares. Mr. Horejsi and Ms. Ciciora disclaim all such beneficial ownership. Ms, Ciciora directly owns 9,000 shares of the Fund. Mr. Horejsi does not directly own any shares of the Fund.

---------------------------

None of the Independent Directors or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.


                        DIRECTOR AND OFFICER COMPENSATION

The following table sets forth certain information regarding the compensation of the Independent Directors for the fiscal year ended November 30, 2006. No persons other than the Independent Directors, as set forth below, currently receive compensation from the Fund for acting as a Director or officer. Directors and officers of the Fund do not receive pension or retirement benefits from the Fund.

      Name of Person and Position with the Fund        Aggregate Compensation     Total Compensation from the Fund and
                                                            from the Fund            Fund Complex Paid to Directors
------------------------------------------------------ ------------------------- ---------------------------------------
Richard I. Barr, Director                                      $24,000                          $84,000
                                                                                               (3 funds)

Dr. Dean Jacobson, Director                                    $15,826                          $71,826
                                                                                               (3 funds)

Joel W. Looney, Director and Chairman of the Board             $31,000                          $97,000
                                                                                               (3 funds)

Susan L. Ciciora, Director                                        $0                               $0

John S. Horejsi, Director                                         $0                               $0


Each Director of the Fund who was not a director, officer or employee of one of the Advisers, or any of their affiliates, receives a fee of $8,000 per annum plus $3,000 for each in person meeting, $500 for each Audit Committee meeting and $500 for each telephonic meeting of the Board. In addition, the Chairman of the Board and the Chairman of the Audit Committee receives $1,000 per meeting. Each non-interested Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board held nine meetings (five of which were held by telephone conference call) during the fiscal year ended November 30, 2006. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2006 amounted to $89,749.17.


                      COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE. The Fund has an audit committee consisting solely of all of the Fund's Independent Directors (i.e., Messrs. Looney, Barr and Jacobson) (the "Audit Committee"). The purpose of the Audit Committee is to assist Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Fund's independent auditors. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on January 23, 2002 and most recently amended the Charter on January 23, 2004. A copy of the Audit Committee Charter was attached as an exhibit to the Fund's proxy statement dated March 8, 2007.

The Audit Committee is composed entirely of the Fund's independent Directors, consisting of Messrs. Jacobson, Barr, and Looney. The Board of Directors has determined that Joel Looney qualifies as an "audit committee financial expert," as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees; including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act and the Public Company Accounting Oversight Board, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met three times during the fiscal year ended November 30, 2006. In connection with the audited financial statements as of and for the period ended November 30, 2006 included in the Fund's Annual Report for the period ended November 30, 2006 (the "Annual Report"), at meetings held on January 17, 2007 and January 26, 2007, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and
discussed  the  audit  of  such  financial   statements   with  the  independent
accountants.

The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.

The  members  of the  Audit  Committee  are not  professionally  engaged  in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management or internal control capacity. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

NOMINATING COMMITTEE. The Board of Directors has a nominating committee (the "Nominating Committee") consisting of Messrs. Looney, Jacobson and Barr, which is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee met three times during the fiscal year ended November 30, 2006.

On January 16, 2006, the Nominating Committee met when it was announced that Mr. Alfred G. Aldridge, Jr. would not run for re-election as a director of the Fund at the April shareholder meeting. Mr. Jacobson was nominated to serve as a director. The Nominating Committee discussed the background and qualifications of Mr. Jacobson and agreed to bring his nomination to the full Board. The Nominating Committee met again on January 26, 2006 to conduct an annual review of the Nominating Committee Charter and to further discuss the nomination of Mr. Jacobson.

On  October  13,  2006,  Dennis  Causier  of  Mallorca,   Spain,  submitted  his
resignation as a director of the Fund. The remaining Directors accepted Mr. Causier's resignation and, at the subsequent regularly scheduled Board meeting held on October 23, 2006, nominated Susan L. Ciciora as Mr. Causier's replacement. The Nominating Committee noted that Ms. Ciciora was the daughter of Stewart Horejsi, the Fund's portfolio manager and an agent and beneficiary of the Fund's largest stockholder (the EH Trust defined above). The Nominating Committee also noted that Ms. Ciciora was a trustee and beneficiary of the EH Trust. Accordingly, Ms. Ciciora would be considered an interested Director of the Fund. At this meeting, the Nominating Committee considered the qualifications and determined the suitability of Susan L. Ciciora to be Director and resolved to recommend Ms. Ciciora to stockholders for election at the 2007 Annual Meeting. The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund's website, www.boulderfunds.net.

The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

The Nominating Committee will consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and the following procedures. Pursuant to the Fund's Bylaws, at any annual meeting of the stockholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting,
(ii) by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, a stockholder's notice must be delivered to the Secretary of the Fund no later than 5:00 p.m., Mountain Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, for notice by the stockholder to be timely, it must be delivered not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

Pursuant to the Fund's Bylaws, such stockholder's notice shall set forth as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Fund, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Fund, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected).


                 INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS

The Fund is co-advised by Boulder Investment Advisers, LLC ("BIA") and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers ("SIA") (collectively, the "Advisers"). The Advisers have been providing advisory services to the Fund since January 2002, and to Boulder Total Return Fund, Inc. since March 1999. As of November 30, 2006, the Advisers had a total of $____ million in assets under management.

BOULDER INVESTMENT ADVISERS, LLC. BIA was formed on April 8, 1999, as a Colorado limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Stewart R. Horejsi is an employee of and investment manager for both Advisers and has extensive experience managing common stocks for the Fund as well as for the various other trusts and entities affiliated with the Horejsi family (the "Horejsi Affiliates"). The members of BIA are Evergreen Atlantic, LLC, whose address is 2344 Spruce Street, Suite A, Boulder CO 80302, and the Lola Brown Trust No. 1B, whose address is c/o Badlands Trust Company, LLC, 3301 C Street, Suite 100, Anchorage, Alaska 99502 (the "Members"). Each of the Members hold a 50% interest in BIA. The Members are "affiliated persons" of the Fund (as that term is defined in the 1940 Act). Mr. Horejsi and John S. Horejsi and Susan L. Ciciora, Mr. Horejsi's son and daughter, respectively, and the Fund's two "interested" Directors, are discretionary beneficiaries under the Lola Brown Trust No. 1B as well as under other Horejsi Affiliates which own Evergreen Atlantic, LLC. Accordingly, as a result of this relationship, Stewart R. Horejsi, John S. Horejsi and Susan L. Ciciora may directly or indirectly benefit from the relationship between the Fund and BIA.

STEWART INVESTMENT ADVISERS. SIA is a Barbados international business company incorporated on November 12, 1996. SIA is wholly owned by the Stewart West Indies Trust (the "West Indies Trust"), an irrevocable trust domiciled in Alaska and established by Mr. Horejsi in 1996 primarily to benefit his issue. The West Indies Trust's address is c/o Badlands Trust Company, LLC, 3301 C Street, Suite 100, Anchorage, Alaska 99502. Mr. Horejsi is not a beneficiary under the West Indies Trust. However, John S. Horejsi and Susan L. Ciciora, Mr. Horejsi's son and daughter, respectively, and the Fund's "interested" Directors, are discretionary beneficiaries under the West Indies Trust and thus, as a result of this relationship, may directly or indirectly benefit from the relationship between SIA and the Fund.

SIA is not domiciled in the United States and substantially all of its assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Pursuant to the advisory agreement between SIA and the Fund, SIA has appointed the Secretary of the Fund (presently Stephanie Kelley in Boulder, Colorado) as its agent for service of process in any legal action in the United States, thus subjecting it to the jurisdiction of the United States courts.

CO-ADVISORY AGREEMENTS. The Advisers and the Fund are parties to investment co-advisory agreements dated as of April 26, 2002 (the "Advisory Agreements"). Under the terms of the Advisory Agreements, the Advisers provide advisory services regarding asset allocation, manage the investment of the Fund's assets and provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as necessary for the operations of the Fund. The Advisory Agreements provide, among other things, that the Advisers will bear all expenses in connection with the performance of their services under the Advisory Agreements.

The Advisory Agreements provide that the Fund shall pay to the Advisers for their services an aggregate monthly fee at the annual rate of 1.25% of the Fund's average monthly net assets, including the principal amount of leverage, if any (the "Adviser Fee"). The Adviser Fee is higher than the fees paid by most similarly situated U.S. investment companies. Under the terms of the Advisory Agreements, the Advisers share the Adviser Fee as determined by the Advisers and approved by the Board from time to time. Presently, BIA and SIA receive 25% and 75%, respectively, of the Adviser Fee. Although the Advisers intend to devote such time and effort to the business of the Fund as they deem reasonably necessary to perform their respective duties to the Fund, the services of the Advisers are not exclusive and the Advisers may provide similar services to other investment companies and other clients and may engage in other activities. At a regular meeting of the Board held on January 27, 2007, the Advisers agreed to a waiver of advisory fees at certain "break-point" levels such that, in the future, the Adviser Fee would be calculated at the annual rate of 1.25% on asset levels up to $400 million, 1.10% on assets levels between $400-$600 million; and 1.00% on asset levels exceeding $600 million.

The Advisory Agreements provide that the Advisers shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which the agreements relate, although the agreements do not protect or purport to protect the Advisers against any liability to the Fund to which the Advisers would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the agreements. Each Advisory Agreement also provides for indemnification by the Fund of the Advisers and their partners, members, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

PORTFOLIO MANAGERS. Stewart R. Horejsi is the Fund's primary investment manager and, together with Carl D. Johns, the Fund's Vice President and Treasurer, is responsible for the day-to-day management of the Fund's assets. Mr. Horejsi is primarily responsible for the Fund's asset allocation and Mr. Johns, also Vice President and Treasurer for BIA, is responsible for research and managing the Fund's fixed income portfolio. Messrs. Horejsi and Johns are referred to herein as the "Portfolio Managers". The Portfolio Managers act as the portfolio managers with respect to the Fund and one other registered investment company, the Boulder Total Return Fund, Inc. ("BTF"). As of November 30, 2006, BTF had total assets, including leverage, of approximately $369.1 million. Mr. Horejsi also acts as portfolio manager with respect to a client of the Advisers who is a Horejsi Affiliate, the Horejsi Charitable Foundation, which has total assets of approximately $__________ million as of November 30, 2006. Mr. Horejsi also acts as a financial consultant to the Horejsi Affiliates and manages their portfolios of equities having an aggregate value of approximately $____ million as of November 30, 2006.

The Portfolio Managers are compensated with fixed salaries which are established based on a number of considerations, including, among others, job and portfolio performance, industry compensation and comparables, and years of experience and service with the Adviser. The Portfolio Managers are reviewed from time to time and their salaries may be adjusted based on their recent and long-term job performance and cost of living increases. Generally, the Portfolio Managers do not receive bonuses. Conflicts of interest may arise in connection with the Portfolio Managers' management of the Fund's investments. This is because the Portfolio Managers also serve as portfolio managers to BTF and the other accounts described above that may have investment objectives identical or similar to those of the Fund. See "Potential Conflicts of Interest" below.

Mr. Horejsi does not directly own any shares of the Fund. However, the EH Trust, which has engaged Mr. Horejsi as a financial consultant and of which Mr. Horejsi is a discretionary beneficiary, holds __________ shares of the Fund as of November 30, 2006. Accordingly, Mr. Horejsi may be deemed to have indirect beneficial ownership of such shares which have a dollar range in excess of $1 million. Mr. Horejsi disclaims all such beneficial ownership. Mr. Johns holds between $10,001 and $50,000 of the shares of the Fund as of November 30, 2006.

FUND ADMINISTRATIVE SERVICES, LLC. Fund Administrative Services, LLC ("FAS") is the Fund's co-administrator. FAS is a Colorado limited liability company formed in 1994. Its principal place of business is 200 S. Santa Fe, #4, Salina, KS 67401 and it has offices in Colorado at 2344 Spruce Street, Suite A, Boulder, Colorado 80302. The members of FAS are Lola Brown Trust No. 1B (50%) and Evergreen Atlantic, LLC (50%). Stewart R. Horejsi, the Fund's portfolio manager, his son John S. Horejsi and his daughter Susan L. Ciciora, the Fund's "interested" Directors, are discretionary beneficiaries of the Lola Brown Trust No. 1B, and of the trusts which own Evergreen Atlantic, LLC. The officers of FAS are Stephen C. Miller, manager; Carl Johns, assistant manager; Laura Rhodenbaugh, secretary/treasurer; and Stephanie Kelley, assistant secretary. Since January of 2002, FAS has been providing certain administrative and executive management services to the Fund, including among other things negotiation of service provider contracts, oversight of service providers, maintenance of the Fund's policies and procedures, and provision of compliance, legal and fund accounting services. FAS has also provided such administrative and executive management services to Boulder Total Return Fund, Inc. since March of 1999 and to First Financial Fund, Inc. since August of 2003.

The Fund and FAS are parties to an administration agreement dated February 1, 2004. Under the administration agreement, the Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and, 0.15% on the value of the Fund's average monthly assets over $400 million. FAS has agreed to cap the Fund's total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees), and therefore waives a portion of its fee should the total monthly administration expenses exceed 0.30% on an annualized basis.

STATE STREET BANK AND TRUST COMPANY. State Street Bank and Trust Company (formerly known as Investors Bank & Trust Company) ("State Street"), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's co-administrator and custodian. On February 4, 2007, State Street Corporation ("SSC") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") with Investors Financial Services Corp. ("IFSC"), the parent company of Investors Bank & Trust Company. Pursuant to the Reorganization Agreement, IFSC merged into SSC effective July 2, 2007. As co-administrator, State Street provides certain services including fund accounting and preparation of materials for Board meetings. Under an administration agreement and custody agreement between the Fund and State Street, the Fund pays State Street a combined monthly fee for both co-administrative and custodian services calculated at an annual rate of 0.058% of the value of the Fund's average monthly total net assets (including the principal amount of leverage, if any) up to $300 million and 0.04% on the value of the Fund's average monthly total net assets over $300 million, or a minimum monthly fee of $10,500. Presently, because of the level of the Fund's average monthly total net assets, the Fund pays the minimum of $10,500 monthly. In addition, State Street receives certain out-of-pocket expenses, transaction fees and certain charges for securities transactions. All customary fees of the custodian are paid by the Fund.


                 COMPENSATION TO THE ADVISERS AND ADMINISTRATORS

Information is provided in this Statement of Additional Information and the Prospectus concerning the Advisers and Administrator and their agreements with the Fund. The amounts paid to such persons during the last three fiscal years or, if shorter, the period during which the entity was retained to provide services to the Fund are as follows:

Name of Entity                                                 Fees Paid by the Fund+
                                                               -------------------------------------------------------
                                                               ------------------ ----------------- ------------------
                                                       fiscal        2004               2005              2006
-------------------------------------------------------------- ------------------ ----------------- ------------------
-------------------------------------------------------------- ------------------ ----------------- ------------------
Boulder Investment Advisers, LLC                                   $302,969
Stewart Investment Advisers                                        $908,906
Fund Administrative Services, LLC                                  $165,514*
Investors Bank & Trust Company (now known as State Street Bank
and Trust)                                                         $24,393**


*Prior to February 1, 2004, from fees it received under the prior administration agreement between FAS and the Fund, FAS was required to pay substantially all fees respecting services provided to the Fund by any sub-administrators, custodian or transfer agent. Under this arrangement, out of the funds identified in the Table above, FAS paid such outsourced service providers $27,112 during fiscal year 2004. At a regular meeting of directors held on January 23, 2004, the Board approved a new administration agreement where by the Fund would separately pay FAS and all such service providers.

** Investors Bank began providing administration services to the Fund on October 1, 2004.

+ All figures are on a cash basis.

         DURATION AND TERMINATION OF THE INVESTMENT ADVISORY AGREEMENTS


The terms of the Advisory Agreements were approved by the Board at a regular meeting of the Board held on January 26, 2007, including a majority of the Directors who are not parties to the agreement or "interested persons" of any such party (as such term is defined in the 1940 Act).

Each Advisory Agreement will continue in effect without a term so long as its continuation is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the directors who are not parties to such Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Any of the Advisory Agreements may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Advisers on 60 days' written notice by either party to the other. Except as otherwise provided by order of the SEC or any rule or provision of the 1940 Act, each of the Advisory Agreements will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).


                         POTENTIAL CONFLICTS OF INTEREST


The Fund is managed by the Advisers, who also serve as investment advisers to another closed-end investment company and at least one other account with investment objectives identical or similar to those of the Fund. Mr. Horejsi also manages a substantial portfolio of securities for the Horejsi Affiliates. Securities frequently meet the investment objectives of the Fund, the Horejsi Affiliates and such other funds and accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary.

To the extent that more than one of the funds or accounts managed by the Advisers seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. However, with respect to the Horejsi Affiliates and the other private account managed by the Advisers, the Horejsi Affiliates and such other private account have consented to allow the funds managed by the Adviser to complete their transactions in any particular security before the Horejsi Affiliates or such other private account will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other fund managed by the Advisers may have the same or similar investment objectives and policies as the Fund, its portfolio does not generally consist of the same investments as the Fund and its performance results are likely to differ from those of the Fund.


                                  PROXY VOTING

The Board has delegated to BIA the authority to vote proxies on behalf of the Fund. The Board has approved the proxy voting guidelines of the Fund and will review the guidelines and suggest changes they deem advisable. A summary of the Fund's and BIA's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-561-7914, and on the Securities and Exchange Commission's website, at www.sec.gov.

                                 CODE OF ETHICS

The Fund and the Advisers have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act that is applicable to officers, directors and designated employees of the Fund and the Advisers, as applicable (the "Code of Ethics"). The Code of Ethics permits such personnel to engage in personal securities transactions for their own account, including securities that may be purchased or held by the Fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The Code of Ethics is on file with, and is available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-(202)-942-8090. The Code of Ethics is also available on the EDGAR database on the Commission's internet website at http://www.sec.gov. Copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


        PORTFOLIO TRANSACTIONS, BROKERAGE ALLOCATION AND OTHER PRACTICES

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Advisers pursuant to authority contained in the Advisory Agreements. The Advisers seek best execution in selecting brokers and dealers to effect the Fund's transactions and negotiating prices and any brokerage commissions. The Fund may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. No separate brokerage commission is typically paid on bond transactions, which are typically executed on a principal basis, in contrast to common stock transactions, where brokerage commissions are the norm. The Fund paid approximately $19,000, $_______, and $_________ in brokerage commissions for the fiscal years ended November 30, 2004, 2005 and 2006, respectively.

The Advisers are responsible for effecting the Fund's securities transactions and will do so in a manner it deems fair and reasonable to stockholders of the Fund and not according to any formula. The Advisers' primary considerations in selecting the manner of executing a securities transaction for the Fund are prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity, financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. The Advisers have established procedures whereby it monitors, periodically evaluates and reports to the Board the cost and quality of execution services provided by brokers selected by the Advisers to execute transactions for the Fund. The evaluation is made primarily based on a comparison of commissions charged by other broker with similar capabilities and trade execution.

There are many instances when, in the judgment of the Advisers, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services (often referred to as "soft dollars"), although the Fund does not typically rely on such research. The Fund has adopted a policy to deal with such "soft dollar" arrangements as follows:

     (a) All soft dollar arrangements affecting the Funds must fall within the safe harbor of Section 28(e) of the Securities Exchange Act, as amended, as determined by the Funds' chief compliance officer.

     (b) All soft dollar transactions must be disclosed to the Boards on a quarterly basis.

     (c) When third party research is obtained with soft dollars, the Advisers must maintain documentation that the research directly assists the Advisers in their management of the Funds' portfolios.

     (d) The Advisers must disclose any other benefits that the Advisers or their affiliates or other clients might receive regarding the soft dollar benefits.

     (e) The Advisers must test and document that brokers who provide soft dollar research have the capability to provide best execution taking into consideration the broker's financial responsibility, responsiveness, the commission rate or spread involved, and the range of services offered by such broker.

Although the Advisory Agreements contain no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. The annual portfolio turnover rate of the Fund is generally less than [50]%, excluding securities having a maturity of one year or less. Because it is difficult to accurately predict portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. For the fiscal years ended November 30, 2005 and November 30, 2006, the Fund's portfolio turnover rates were 41% and 35%, respectively.

                              REPURCHASE OF SHARES

The Fund is a closed-end investment company and therefore its common stockholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares trade in the open market at a price that is a function of several factors, including net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions, dividend stability, dividend levels (which are in turn affected by expenses), and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value (a "Discount"), the Board may consider actions that might be taken to reduce or eliminate any material Discount in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce any Discount.

Since the Fund has issued the AMPS, the Fund's ability to repurchase shares of, or tender for, its common stock may be limited by the asset coverage requirements of the 1940 Act and by asset coverage and other requirements imposed by various rating agencies. No assurance can be given that the Board will decide to undertake share repurchases or tenders or, if undertaken, that repurchases and/or tender offers will result in the Fund's common stock trading at a price that is close to, equal to or above net asset value. The Fund may borrow to finance repurchases and/or tender offers. Any tender offer made by the Fund for its shares may be at a price equal to or less than the net asset value of such shares. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering stockholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations under each of those Acts.

Although the decision to take action in response to a Discount will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of stockholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by U.S. banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its stockholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its common shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may be helpful in reducing any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when AMPS are outstanding will increase the leverage applicable to the outstanding common shares then remaining and decrease the asset coverage of the AMPS.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the Discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a Discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.



                           FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a stockholder acquiring, holding and disposing of Common Shares. This discussion does not address the tax consequences to stockholders that are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign stockholders, tax-exempt or tax-deferred plans, accounts, or entities, or investors who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund or its stockholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Code. Any person reviewing this discussion should seek advice based on such person's particular circumstances from an independent tax adviser.

The Fund has qualified and elected to be treated each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income of the Fund, including net capital gains, distributed to stockholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"). In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of any one such issuer and as to which the Fund must not have held more than 10% of the outstanding voting securities of any one such issuer), and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses.

The American Jobs Creation Act of 2004 (the "2004 Tax Act") provides that for taxable years of a regulated investment company beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the 90% income test, and for the purposes of the diversification requirements described above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. In addition, the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its stockholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to stockholders. However, if the Fund has met such distribution requirements but chooses not to distribute some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to stockholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but as described below, there can be no assurance that the Fund's distributions will be sufficient to avoid entirely this tax.

Assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and distributions from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the stockholder has held shares of the Fund. Since the Fund's income is derived primarily from interest, dividends of the Fund from its investment company taxable income generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. In addition, the Fund's dividends are not expected to qualify for any dividends-received deduction that might otherwise be available for certain dividends received by stockholders that are corporations. Capital gain dividends distributed by the Fund to individual stockholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to stockholders annually. If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by stockholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, stockholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt interest, including such accrued income, to stockholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The Fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund utilizes leverage through borrowing or issuing AMPS, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a limitation or suspension or limitation could prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company under the Code and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

For U.S. federal income tax purposes, the Fund is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and are not expected to be distributed as such to stockholders.

At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to stockholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its stockholders in future years.

Sales and other dispositions of Fund shares are taxable events for stockholders that are subject to tax. Stockholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the stockholder will recognize gain or loss equal to the difference between the amount realized on the sale and the stockholder's adjusted tax basis in the shares sold. Such gain or loss will be treated as long-term capital gain or loss if the shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by a stockholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder, or $10 million or more for a corporate stockholder, in any single taxable year (or a greater amount over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Stockholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, stockholders of regulated investment companies are not excepted. A stockholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Stockholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances. Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures and forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currencies may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to stockholders.

The federal income tax treatment of the Fund's investment in transactions involving swaps, caps, floors, and collars and structured securities is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the Fund, the timing or character of income recognized by the Fund could be affected, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including ordinary income and net capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and AMPS are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends constituting capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of common shares and AMPS in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its stockholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that stockholders would not be entitled to any deduction or credit for such taxes on their own tax returns.

Federal law requires that the Fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to stockholders who have not complied with IRS regulations. In order to avoid this withholding requirement, stockholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for stockholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. Under the provisions the 2004 Tax Act, dividends paid by the Fund to non-U.S. stockholders that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the non-U.S. stockholder. In addition, pursuant to the 2004 Tax Act, distributions of the Fund attributable to gains from sales or exchanges of "U.S. real property interests" (as defined in the Code and regulations) (including certain U.S. real property holding corporations) will generally be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. stockholder to file a United States tax return. The provisions contained in the 2004 Tax Act relating to distributions to stockholders who are non-U.S. persons generally will apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Stockholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.


             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

PERFORMANCE-RELATED INFORMATION. From time to time, in advertisements, sales literature or reports to stockholders, the past performance of the Fund may be illustrated and/or compared with that of other investment companies with similar investment objectives. For example, yield or total return of the Fund's shares may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the S&P 500 Index; the Dow Jones Industrial Average; or other comparable indices or investment vehicles. In addition, the performance of the Fund's shares may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The Fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the Fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc. In addition, from time to time, quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to stockholders of the Fund. The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since inception.

Past performance is not indicative of future results. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

THE ADVISERS. From time to time, the Advisers may use, in advertisements or information furnished to present or prospective stockholders, information regarding the Advisers including, without limitation, information regarding their investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of the Advisers' overall investment management performance contained in third-party reports or publications.



                              FINANCIAL STATEMENTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The statements of assets and liabilities and operations of the Fund as of November 30, 2006, incorporated by reference into this Statement of Additional Information, have been audited by Deloitte & Touche LLP ("Deloitte"), the Fund's independent registered public accounting firm, as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche USA LLP, located at 555 17th Street, Denver, Colorado, has served as the Fund's independent registered public accounting firm since July 2006. The Audit Committee of the Board will select the Fund's independent accountants for the Fund's fiscal year ending November 30, 2007 at the Board's regular quarterly meeting in August 2007. The financial statements and report of the independent registered public accounting firm incorporated by reference into this Statement of Additional Information have been so incorporated and the financial highlights included in the prospectus have been so included in reliance upon the report of Deloitte given on their authority as experts in auditing and accounting.

INCORPORATION BY REFERENCE. The Fund's audited Portfolio of Investments and Statement of Assets and Liabilities dated November 30, 2006; audited Statement of Operations and Statement of Changes in Net Assets for the year ended November 30, 2006; and report of the independent registered public accounting firm for the year ended November 30, 2006, are included in the Fund's Annual Report for the fiscal year ended November 30, 2006, and incorporated herein by reference. You may request a free copy of this Statement of Additional Information or the Fund's annual and semi-annual reports, request other information about the Fund, or make stockholder inquiries by calling (877) 561-7914 or by writing to the Fund. This Statement of Additional Information and annual and semi-annual reports are also available free of charge on the Fund's website (http://www.boulderfunds.net) and on the Securities and Exchange Commission's website (http://www.sec.gov), which also contains other information about the Fund. You may also email requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. The Fund's registration number under the 1940 Act is 811-02328.


                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                   APPENDIX A


                       Boulder Growth & Income Fund, Inc.

                             Proxy Voting Procedures

     The Board of Directors of the Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc. (collectively, the "Funds") hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the "Voting Policies").

     1. Policy. It is the policy of each of the Boards of Directors of the Funds (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Boulder Investment Advisers, L.L.C. (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight.(1) The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract. Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and will be effective August 6, 2003.

     2. Fiduciary Duty. The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders' investments.

     3. Procedures. The following are the procedures adopted by the Board for the administration of this policy:

          a. Review of Adviser Proxy Voting Procedures. The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the "Voting Guidelines"), and must notify the Board promptly of any material changes. In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

          b. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

     4. Revocation. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

     5. Annual Filing. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers. This form must provide the following information:

               1.   Name of the issuer of the portfolio security

               2.   Exchange ticker symbol

               3.   CUSIP #

               4.   Shareholder meeting date

               5.   Brief indication of the matter voted on

               6. Whether matter was proposed by the issuer or by a security holder

               7.   Whether the Fund cast its vote on the matter

               8.   How the Fund cast its vote

               9.   Whether the Fund cast its vote for or against management

     6. Disclosures.

          a. The Fund shall include in any future registration statement:

               i.  A  description   of  the  Voting   Policies  and  the  Voting
          Guidelines(3); and

               ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds' toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(4)

          b. The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

               i. A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds' toll-free telephone number; or through a specified Internet address; and on the SEC website.(5)

               ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

     7. Recordkeeping Requirements. SEC Rule 204-2, as amended, requires advisers to retain:

               1.   Proxy voting policies and procedures

               2.   Proxy statements received regarding client securities

               3.   Records of votes cast on behalf of clients

               4.   Records of written client requests

               5. Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

     8. Review of Policy. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

                          EXHIBIT A - VOTING GUIDELINES

     The Funds' and Advisors' proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

-------------------------------------------- -----------------------------------------------------------------------
        Category                                 Guideline                                    Voting
-------------------------------------------- -----------------------------------------------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
BOARD OF DIRECTOR ISSUES           The board of directors' primary role is to
                                   protect the interests of all shareholders.
                                   Key functions of the board are to approve
                                   the direction of corporate strategy, ensure
                                   succession of management and evaluate
                                   performance of the corporation as well as
                                   senior management. The board is accountable
                                   to shareholders, and must operate
                                   independently from management.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Routine Elections             Generally we will vote with management's       Generally FOR
                                   recommendation
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Board Classification          Generally we are opposed to entrenchment       Generally AGAINST
                                   mechanisms and will vote against proposals
                                   to classify a board. We prefer annual
                                   election of directors in order that
                                   shareholders have more power to replace
                                   directors deemed to not be acting in the
                                   shareholders' interest.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Independence  of Directors    The majority of board members should be        We will generally support boards
                                   independent from the corporation, management   that have a majority of board
                                   or a majority shareholder. An independent      members classified as
                                   member should not be a former employee of      independent.
                                   the company or a
                                   representative of a key supplier to or a key
                                   client of the company.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Director Indemnification      Mandatory indemnification of directors and     Generally FOR
                                   officers is
                                   necessary to attract quality candidates.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Director Attendance           Board membership requires a significant        We look for attendance records
                                   amount of time in order for responsibilities   to be in the 75% participation
                                   to be executed, and attendance at Board and    range.
                                   Committee meetings is noted.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Term Limits                   We are more concerned with the performance     Generally AGAINST but will look
                                   of directors and not with the term limits      at on a case-by-case basis.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Separation of Chair and CEO   In most cases it is advisable for there to     In most cases we would support a
                                   be a separation between the CEO and the        recommendation to separate the
                                   Chair to enhance separation of management      Chair from the CEO. Lead
                                   interests and shareholders.                    directors are considered acceptable,
                                                                                  and in this situation an independent
                                                                                  Corporate Governance committee
                                                                                  must also be in place.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Committees of the Board       Audit, Compensation, Governance and            We support the establishment of
                                   Nominating committees are the most             these committees, however
                                   significant committees of the board.           independent director membership
                                                                                  on these committees is the
                                                                                  primary concern. Two-thirds
                                                                                  independent membership is
                                                                                  satisfactory, provided that
                                                                                  the chair of each committee
                                                                                  is independent.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Audit Process                 The members of an audit committee should be    We will generally support the
                                   independent directors, and the auditor must    choice of auditors recommended
                                   also be independent. The auditor should        by the Audit Committee. In the
                                   report directly to the Audit committee and     event that the auditor supplies
                                   not to management.                             other services for a fee other
                                                                                  than the audit, each situation
                                                                                  will be reviewed on a
                                                                                  case-by-case basis.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
VOTING AND ENTRENCHMENT ISSUES
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Shareholder Right to Call                                                    Generally FOR
     Special Meeting
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Shareholder Right to Act by                                                  Generally FOR
     Written Consent
---------------------------------- ---------------------------------------------- ----------------------------------

---------------------------------- ---------------------------------------------- ----------------------------------
     Cumulative Voting             Our experience has been that cumulative        Generally AGAINST, although we
                                   voting is generally proposed by large          may consider if the board has
                                   shareholders who may wish to exert undue       been unresponsive to
                                   influence on the board.                        shareholders.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Confidentiality of            Like any other electoral system, the voting    We will support any proposals to
     Shareholder Voting            at annual and special meetings should be       introduce or maintain
                                   confidential and free from any potential       confidential voting.
                                   coercion and/or impropriety.


---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Size of Board of Directors    Generally boards should be comprised of a      The independence of the board is
                                   minimum of seven to a maximum of fifteen.      a greater concern than the
                                   However the complexity of the company has an   number of members.  However
                                   impact on required board size.                 should a change in board size be
                                                                                  proposed as potentially an
                                                                                  anti-takeover measure we would
                                                                                  vote against.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
COMPENSATION ISSUES
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Director Compensation         Directors should be compensated fairly for     We support recommendations where
                                   the time and expertise they devote on behalf   a portion of the remuneration is
                                   of shareholders. We favor directors            to be in the form of common
                                   personally owning shares in the corporation,   stock. We do not support options
                                   and that they receive a substantialportion     for directors, and do not
                                   of their remuneration in the form of shares.   support retirement bonuses or
                                                                                  benefits for directors.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
MANAGEMENT COMPENSATION            Compensation plans for executives should be    Executive compensation will be
                                   designed to attract and retain the right       considered on a case-by-case
                                   people with exceptional skills to manage the   basis.
                                   company successfully long-term. These plans
                                   should be competitive within the company's
                                   respective industry without being excessive
                                   and should attempt to align the executive's
                                   interests with the long-term interest of
                                   shareholders.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Stock Options and Incentive   Compensation plans should be designed to       We will not support plans with
     Compensation Plans            reward good performance of executives. They    options priced below current
                                   should also encourage management to own        market value or the lowering of
                                   stock so as to align their financial           the exercise price on any
                                   interests with those of the shareholders. It   previously granted options. We
                                   is important that these plans are disclosed    will not support any plan to
                                   the shareholders in detail for their           amendment that is not capped or
                                   approval.                                      that results in anything but negligible
                                                                                  dilution. We believe that shareholders
                                                                                  should have a say in all aspects of
                                                                                  option plans and therefore will not
                                                                                  support omnibus stock option plans
                                                                                  or plans where the Board is given
                                                                                  discretion to set the terms. Plans
                                                                                  will be considered on a case-by-case
                                                                                  basis.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Adopt/Amend Employee Stock                                                   Considered on a case-by-case
     Purchase Plans                                                               basis.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Golden Parachutes             Although we believe that "golden parachutes"   Generally opposed but will
                                   may be a good way to attract, retain and       consider on a case-by-case basis.
                                   encourage objectivity of qualified
                                   executives by providing financial security
                                   in the case of a change in the structure or
                                   control of a company, golden parachutes can
                                   be excessive.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Require Shareholder                                                          Generally FOR
     Approval of Golden
     Parachutes
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
TAKEOVER PROTECTIONS               Some companies adopt shareholder rights        We will review each situation on
                                   plans that incorporate anti-takeover           a case-by-case basis. We will
                                   measures, which may include:  poison pills,    generally support proposals that
                                   crown jewel defense, payment of greenmail,     protect the rights and share
                                   going private transactions, leveraged          value of shareholders.
                                   buyouts, lock-up arrangements, Fair price
                                   amendments, Re-incorporation.  Rights plans
                                   should be designed to ensure that all
                                   shareholders are treated equally in the
                                   event there is a change in control of a
                                   company. These plans should also provide the
                                   Board with sufficient time to ensure that
                                   the appropriate course of action is chosen
                                   to ensure shareholder interests have been
                                   protected. However, many shareholder rights
                                   plans can be used to prevent bids that might
                                   in fact be in the shareholders best
                                   interests. Depending on their contents,
                                   these plans may also adversely influence
                                   current share prices and long-term
                                   shareholder value.
---------------------------------- ---------------------------------------------- ----------------------------------

---------------------------------- ---------------------------------------------- ----------------------------------
     Dual Class Shares             It is not unusual for certain classes of       Generally AGAINST.
                                   shares to have more than one vote per share.
                                   This is referred to as a dual class share
                                   structure and can result in a minority of
                                   shareholders having the ability to make
                                   decisions that may not be in the best
                                   interests of the majority of shareholders.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Super-Majority Voting         Super-majority voting (e.g.,  67% of votes     Generally AGAINST.  We will
     Provisions                    cast or a majority of outstanding shares),     generally oppose proposals for
                                   although fairly common, can, from a            voting requirements that are
                                   practical point of view, be difficult to       greater than a majority of votes
                                   obtain, and essentially are a bar from         cast.  That said, we will review
                                   effective challenges to entrenched             supermajority proposals on a
                                   management, regardless of performance or       case-by-case basis.
                                   popularity. A very high requirement can be
                                   unwieldy and therefore not in the best
                                   interest of the majority of shareholders.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Issuance of Authorized                                                       Generally FOR
     Shares
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Issuance of Unlimited or      Corporations may increase their authorized     Generally AGAINST.  We will
     Additional Shares             number of shares in order to implement a       generally oppose proposals to
                                   stock split, to support an acquisition or      increase the number of
                                   restructuring plan, to use in a stock option   authorized shares to
                                   plan or to implement an anti-takeover plan.    "unlimited", but will consider
                                   Shareholders should approve of the specific    any proposals to increase the
                                   business need for the increase in the number   number of authorized shares on a
                                   of shares and should understand that the       case-by-case basis for a valid
                                   issuance of new shares can have a              business purpose.
                                   significant effect on the value of existing
                                   shares.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Shareholder Proposals         Shareholders should have the opportunity to    Shareholder proposals will be
                                   raise their concerns or issues to company      reviewed on a case-by-case basis.
                                   management, the board and other
                                   shareholders. As long as these proposals
                                   deal with appropriate issues and are not for
                                   the purposes of airing personal grievances
                                   or to obtain publicity, they should be
                                   included on the proxy ballot for
                                   consideration.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
OTHER MATTERS
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Stock Repurchase Plans                                                       Generally FOR
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Stock Splits                                                                 Generally FOR
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Require Shareholder                                                          Generally FOR
     Approval to issue Preferred
     Stock
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Corporate Loans to Employees  Corporate loans, or the guaranteeing of        Generally AGAINST.
                                   loans, to
                                   enable employees to purchase company stock or
                                   options should be avoided. These types of
                                   loans can be risky if the company stock
                                   declines or the employee is terminated.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------
     Blank-cheque Preferred        The authorization of blank-cheque preferred    Generally AGAINST.
     Shares                        shares gives the board of directors'
                                   complete discretion to fix voting, dividend,
                                   conversion and other rights and privileges.
                                   Once these shares have been authorized, the
                                   shareholders have no authority to determine
                                   how or when they will be allocated. There
                                   may be valid business reasons for the
                                   issuance of these shares but the potential
                                   for abuse outweighs the benefits.
---------------------------------- ---------------------------------------------- ----------------------------------
---------------------------------- ---------------------------------------------- ----------------------------------


FOOTNOTES:

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

(2) As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser's independence of judgment and action with respect to the voting of the proxy.

(3) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(4) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

(5) This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

(6) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

Part C.  Other Information.

Item 24.  Financial Statements and Exhibits

     1.   Financial Statements:

          a. Financial Statements included in Part A (Prospectus) of this Registration Statement:

          b. Financial Statements included in Part B (Statement of Additional Information) of this Registration Statement.

               i.   Report of Independent Accountants. (1)

               ii.  Statement of assets and liabilities as of November 30, 2006.
                    (1)

               iii. Statement  of  operations  for the year ended  November  30,
                    2006. (1)

               iv. Statement of cash flows for the year ended November 30, 2006. (1)

               v. Statement of changes in net assets for each of the years ended November 30, 2005 and 2006. (1)

               vi.  Schedule of Investments as of November 30, 2006. (1)

     2.   Exhibits

          a.   Fund's Charter

               i.   Articles of Incorporation of the Fund dated October 27, 1972
                    (2)

               ii.  Articles of Amendment dated October 9, 1991 (2)

               iii. Articles of Amendment dated November 20, 1998 (2)

               iv.  Articles Supplementary dated January 27, 2000(2)

               v.   Articles of Amendment dated April 26, 2002(2)

               vi.  Articles of Amendment dated October 21, 2002(2)

               vii. Articles of Amendment dated October 23, 2002(2)

               viii. Articles Supplementary dated April 8, 2004(3)

               ix.  Articles of Amendment and Restatement dated May 18, 2004(3)

               x.   Articles of Amendment dated April 25, 2005(3)

               xi.  Articles of Amendment dated May 25, 2005(3)

               xii. Articles  Supplementary  Creating  and  Fixing the Rights of
                    Preferred Stock dated October 14 , 2005(4)


          b.   Amended and Restated By-laws of the Fund (7)


          c.   Not applicable

          d.   Share certificate and Subscription Documents

               i.   Specimen certificate for common shares (6)

               ii.  Form of Notice of Intent (6)

               iii. Form of Subscription Certificate (6)

               iv.  Form of Broker Split Request (6)

               v. Form of Broker Certification and Request for Additional Rights (6)

               vi.  Form of Nominee Holder Over-Subscription Certification (6)

               vii. Form of DTC Over-Subscription Form (6)

               viii. Form of Notice of Guaranteed Delivery (6)

               ix. Information Agent Fee Agreement among the Fund and Morrow & Co., Inc. (6)

               x. Subscription Agent Fee Agreement among the Fund and Colbent Corporation. (6)

          e.   Dividend Reinvestment Plan (3)

          f.   Not applicable

          g.   Investment Advisory Agreements

               i. Amended and Restated Investment Advisory between the Fund and Boulder Investment Advisers, L.L.C. ("BIA") dated April 26, 2002 (2)

               ii. Amended and Restated Investment Advisory Agreement between the Fund and Stewart Investment Advisers, Ltd. ("SIA") dated April 26, 2002 (2)

          h. Form of Purchase Agreement between the Fund, BIA and Merrill Lynch (5)

          i.   Not applicable.

          j. Custody Agreement between the Fund and Investors Bank & Trust Company (3)

          k.   Other Agreements

               i.   Transfer  Agency  Agreement  between the Fund and PFPC, Inc.
                    (3)

               ii.  Administration   Agreement   between   the   Fund  and  Fund
                    Administrative Services, LLC. (3)

               iii. Amendment to  Administration  Agreement between the Fund and
                    Fund Administrative Services, LLC (3)

               iv. Administration Agreement between the Fund and Investors Bank & Trust Company (3)

               v.   Collateral Securities Account Agreement (3)

               vi. Loan and Pledge Agreement between the Fund and Custodial Trust Company (3)

               vii. Delegation  Agreement  between the Fund and Investors Bank &
                    Trust Company (3)

               viii. Auction Agency Agreement between the Fund and Deutsche Bank
                    Americas Trust Company (5)

               ix. Broker-Dealer Agreement between the Fund, Bankers Trust Company & Merrill Lynch (5)

          l.   Opinions of Counsel

               i.   Opinion and consent of Paul  Hastings  Janofsky & Walker LLP
                    (6)

               ii.  Opinion and consent of Venable LLP (6)

          m. Consent to Service of Process with respect to Stewart West Indies Trading Company, Ltd. (SIA) (5)

          n.   Consent of Deloitte & Touche LLP. (6)

          o.   Not applicable

          p.   Not applicable

          q.   Not applicable

          r.   Code of Ethics of the Fund, BIA and SIA (8)

          s.   Power of Attorney (included on signature page)

          t.   Financial Data Schedule (EDGAR version only)

(1) Incorporated herein by reference to the Registrant's Form N-CSR filed on February 8, 2007, for year ending November 30, 2006 (Investment Company Act File No. 811-02328; EDGAR Accession No. 0001104659-07-008716).

(2) Incorporated herein by reference to Amendment No. 8 to the Registration Statement on Form N-2/A of the Registrant filed on November 20, 2002 (Securities Act File No. 33-100634; EDGAR Accession Number 0000950117-02-002800.

(3) Incorporated hereby by reference to Amendment No. 9 to the Registration Statement on Form N-2/A of the Registrant filed on July 11, 2005 (Securities Act File No. 333-126503; EDGAR Accession Number 0001099343-05-000027.

(4) Incorporated hereby by reference to Amendment No. 11 to the Registration Statement on Form N-2/A of the Registrant filed on October 11, 2005 (Securities Act File No. 333-126503; EDGAR Accession Number 0001099343-05-000040.

(5) Incorporated hereby by reference to Amendment No. 10 to the Registration Statement on Form N-2/A of the Registrant filed on October 7, 2005 (Securities Act File No. 333-126503; EDGAR Accession Number 0001099343-05-000038.

(6) To be filed by amendment.


(7) Incorporated hereby by reference to Amendment No. 13 to the Registration Statement on Form N-2 of the Registrant filed on May 7, 2007 (Securities Act File No. 333-142681; EDGAR Accession Number 0001099343-07-000061.To be filed herewith.

(8) To be filed herewith.


Item 25. Marketing Arrangements.   Not Applicable.


Item 26. Other Expenses of Issuance and Distribution. The Fund expects to incur approximately $158,000 of expenses in connection with the Offering. The following table identifies the significant expenses associated with the Offering.




NYSE Fees                                                             $3,600
Printing Costs                                                        $14,000
Fees and Expenses of Qualification Under State Securities Laws        $ -
Auditing Fees and Expenses                                            $5,000
Legal Fees and Expenses                                               $87,500
Subscription Agent Expense                                            $20,000
Information Agent Expenses                                            $10,000
Street Account Proxy - Direct Bill from ADP                           $8,000
Underwriter Expenses                                                  $ -
Postage and Delivery Charges                                          $5,000
Miscellaneous                                                         $5,000
TOTAL ESTIMATED COSTS                                                 $158,100



Item 27.  Persons controlled by or under common control with the Fund.  None.

Item 28.  Number of Holders of Shares.




--------------------------------------------------------------- ---------------------------------------------------------
Title of Class                                                  Record Holders as of February 28, 2007
--------------------------------------------------------------- ---------------------------------------------------------

Common Stock, par value $.01 per share                          6,691
--------------------------------------------------------------- ---------------------------------------------------------
--------------------------------------------------------------- ---------------------------------------------------------
Taxable Auction Market Preferred Stock,


Par value $.01 per share                                         1,000
--------------------------------------------------------------- ---------------------------------------------------------


Item 29. Indemnification. Section 2-418 of the General Corporation Law of the State of Maryland, Article VIII of the Registrant's Articles of Incorporation (incorporated by reference as an Exhibit to this Registration Statement),
Article 5.2 of the Registrant's By-laws (incorporated by reference as an Exhibit to this Registration Statement), the Investment Advisory Agreements (incorporated by reference as an Exhibit to this Registration Statement) provide for indemnification. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of the Investment Adviser. Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of its investment advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed with the Securities and Exchange Commission by each of BIA and SIA on March 29, 2007 pursuant to the Investment Advisers Act of 1940, as amended.

Item 31.  Location of Accounts and Records.

Fund Administrative Services, L.L.C.                 Co-Administrator
2344 Spruce Street, Suite A
Boulder, CO 80302


State Street Bank and Trust Company                  Co-Administrator
200 Clarendon Street
PO Box 9130
Boston, MA 02117


PFPC, Inc.                                           Transfer Agent for Common Shares
400 Bellevue Parkway
Wilmington, DE 19809


State Street Bank and Trust Company                  Custodian
200 Clarendon Street
PO Box 9130
Boston, MA 02117

Deutsche Bank Trust Company Americas                 Transfer Agent for Auction
280 Park Avenue, 9th Floor                           Market Preferred Stock
New York, NY 10017



Item 32.  Management Services. Not applicable.

Item 33.  Undertakings

     1. The Registrant hereby undertakes to suspend the offering of the Rights until it amends its Prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of the Registration Statement or (b) the net asset value per share increases to an amount greater than the estimated net proceeds from the Offering as stated in the Prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant hereby undertakes that:

          a. for the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance on Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          b. for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, any Statement of Additional Information.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boulder and the State of Colorado, on the 20th day of July, 2007


                                       BOULDER GROWTH & INCOME FUND, INC.


                                       By:      /s/ Stephen C. Miller

                                                President

POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen C. Miller and Carl D. Johns, and each and any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement for the Boulder Total Return Fund, Inc. on Form N-2, and to sign any registration statement that is to be effective upon filing pursuant to Rule 462 promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated



Signature                                             Title                                                       Date
----------------------------------------------------- ------------------------------------------------------------------------------
----------------------------------------------------- ------------------------------------------------------------------------------
/s/ Stephen C. Miller                                 Chief Executive Officer and President                       July 20, 2007
----------------------------------------------------- ------------------------------------------------------------------------------
/s/ John S. Horejsi*                                  Director                                                    July 20, 2007
/s/ Susan L. Ciciora*                                 Director                                                    July 20, 2007
/s/ Joel L. Looney*                                   Director and Chairman of the Board                          July 20, 2007
/s/ Dr. Dean L. Jacobson*                             Director                                                    July 20, 2007
/s/ Richard I. Barr*                                  Director                                                    July 20, 2007
/s/ Carl D. Johns*                                    Chief Financial Officer, Chief Accounting Officer,          July 20, 2007
                                                      Vice President and Treasurer



*By Stephen C. Miller, attorney in fact